Calvert

December 31, 2002

Annual Report

Calvert Variable Series, Inc.

Calvert Portfolios

Calvert Variable Series, Inc.

Calvert Social Money Market Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

For the year ended December 31, 2002, the Calvert Social Money Market Fund shares returned 1.44%, outperforming the 1.30% of its benchmark, the Lipper VA Money Market Funds Average.

Investment Climate

While 2002 was quite a disappointing year in terms of economic and stock market performance,  the Fixed Income market posted strong returns in most sectors. The big winner was the bond fund product.  Although final numbers aren't in, net inflows into bond mutual funds approached the 1986 all-time record of $20 billion.  Through November 2002, $18 billion of net money had moved into bond funds, which continued to receive net inflows through the first three weeks of December. Cash pouring into bond funds was just one of many supportive factors behind the strong rally in government and high quality bonds last year.

In 2002, investors avoided stocks but also became quite unhappy with exceptionally low returns on time deposits, money market funds, treasury bills, and other highly conservative money market investments.  The historic all-time lows in these types of securities have lasted longer than anyone expected.

For the year, with the notable exception of junk bonds, major sectors of the U.S. dollar bond market posted double-digit returns.  For much of 2002, the highest quality sectors, such as government, municipal, and mortgage-backed bonds, were way ahead of the pack.  Starting in the fourth quarter, however, corporate bonds started to rally, posting record outperformance against treasuries for the fourth quarter. Junk bonds had marginally negative returns but rallied 6% in the fourth quarter. U.S. economic performance was resilient in the face of multiple shocks, and as market participants realized that profits were improving, the economy posted a respectable 3% growth rate for the year.  Many stocks and lower quality corporate bonds had been thoroughly beaten and were extremely cheap by historical standards.  Investors started to warm to credit and stocks in the fourth quarter before becoming a bit discouraged by weaker economic data towards the end of the year.

Strategy

We continued to purchase in the short end of the money market yield curve. In doing so, we positioned the Portfolio to take advantage of the rise in money market rates that will result when the Fed begins to tighten. At the same time as encouraging economic numbers started to roll in, the yield curve became positively sloped - meaning that longer-term yields were higher than shorter-term yields -- and it was advantageous to buy longer-term securities. Therefore, we selectively purchased longer notes to lock-in attractive yields, believing the Fed would remain on the sidelines for a while.

Faced with a deteriorating credit quality environment, we continued to focus on liquidity and safety. Therefore, we continued to maintain a high percentage of U.S. Government agency securities.

Outlook

Looking ahead, we continue to see interest rates and bond market returns buffeted by changing perceptions of U.S. economic and corporate prospects.  The perceptions have been the driving force for the last two years and will continue to be a key influence.   The concern on corporate governance and increasing geopolitical tensions will also continue to play an important role in all our markets.

The bond market will be in for a difficult year as many feel the economy will finally pull out of the doldrums and show that it is growing. In each economic statistic released, analysts will look for signs that support or negate a growth scenario.  The Administration's economic stimulus package will be debated throughout the first half of the year and it remains to be seen what finally is approved and what the resulting effect will be on the economy.  We think interest rates will fluctuate up and down as the economic news shows signs of strength or weakness. It does not appear that inflation is an immediate threat.

We will keep the days to maturity close to our peer group, maintain a high percentage of U.S government agency securities, and monitor the economic statistics released throughout the year and adjust the Portfolio accordingly.

Sincerely,

Thomas A. Dailey

Calvert Asset Management Company

January 31, 2003

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two funds will differ.

Independent Auditors' Report

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Money Market Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Money Market Portfolio (the "Fund"), one of the portfolios constituting Calvert Variable Series, Inc., as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated February 15, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

Money Market Portfolio

Statement of Net Assets

December 31, 2002

	Principal
Taxable Variable Rate Demand Notes* - 77.9%	Amount	Value
550 West 14th Place Revenue, 1.55% 2/1/29, LOC: Harris Trust	$480,000	$480,000
Alabama State IDA:
1.52%, 5/1/10, LOC: Regions Bank	255,000	255,000
1.45%, 12/1/19, LOC: Bank of America	460,000	460,000
Alabama Incentives Financing Authority, 1.45%, 10/1/29, BPA: SouthTrust Bank, AMBAC Insured	595,000	595,000
Alaska Housing Finance Corp., 1.74%, 12/1/32, TOA: Alaska Housing Finance Corp., MBIA Insured	500,000	500,000
Birmingham, Alabama Public Educational Building Authority Student Housing Revenue,
4.00%, 6/1/30 LOC: Wachovia Bank NA	120,000	120,000
California Pollution Control Financing Authority IDA Revenue, 1.70%, 9/1/05,
LOC: Wells Fargo Bank, NA	290,000	290,000
California Statewide Communities Development Authority MFH Revenue, 1.60%, 7/1/29,
LOC: Bank of the West, C/LOC: CalSTERS	345,000	345,000
Columbus, Georgia Development Authority Revenue, 1.60%, 12/1/19, LOC: Bank of Nova Scotia	600,000	600,000
Dade County Expressway Authority Toll System Revenue, 1.55%, 7/1/19, BPA: FGIC SPI	400,000	400,000
Health Insurance Plan Greater NY Revenue, 1.47%, 7/1/16, LOC: JP Morgan Chase Bank	300,000	300,000
Lancaster, California Redevelopment Agency MFH Revenue, 1.60%, 1/15/35, LOC: FNMA	500,000	500,000
Main & Walton Development Co., LLC, 1.45%, 9/1/26, LOC: Waypoint Bank, C/LOC: FHLB	400,000	400,000
Meyer Cookware Industries, 1.45%, 5/1/27, LOC: BNP Paribas	475,000	475,000
Milpitas California MFH Revenue, 1.55%, 8/15/33, LOC: FNMA	300,000	300,000
Montgomery, Alabama Industrial Development Board Pollution Control Revenue, 1.79%, 5/1/22,
LOC: AmSouth Bank	500,000	500,000
Montgomery County, Kentucky IDA Revenue, 1.45%, 8/1/06,
LOC: Fleet National Bank	449,000	449,000
Nevada Housing Division Revenue, 1.43%, 4/1/31, LOC: East-West Bank, C/LOC: FHLB	585,000	585,000
New Jersey Economic Development Authority Revenue, 1.65%, 11/1/06, LOC: Wachovia Bank NA	220,000	220,000
New York City Housing Development Corp. MFH Revenue:
1.40%, 11/15/28 CA: FNMA	500,000	500,000
1.40%, 4/15/29, LOC: FNMA	385,000	385,000
1.40%, 11/15/31, LOC: FNMA	200,000	200,000
New York State Housing Finance Agency Revenue, 1.44%, 11/1/33, LOC: Key Bank	300,000	300,000
Post Apartment Homes LP MFH Revenue, 1.42%, 7/15/29, CA: FNMA	3,540,000	3,540,000
Racetrac Capital, LLC, 1.47%, 9/1/20, LOC: Regions Bank	300,000	300,000
San Joaquin Mariners Association LP, 1.60%, 7/1/29, LOC: Credit Suisse First Boston	475,000	475,000
Sault Sainte Marie, Michigan Tribe Building Revenue, 1.87%, 6/1/03, LOC: National City Bank	35,000	35,000
Shelby County Tennessee Health, Educational & Housing Revenue, 1.80%, 12/1/27,
LOC: First Tennessee Bank	500,000	500,000
South Central Communications Corp., 1.45%, 6/1/13, LOC: Fifth Third Bank	460,000	460,000
Southeast Alabama Gas Distribution Revenue, 1.45%, 6/1/25, BPA: AmSouth Bank, AMBAC Insured	500,000	500,000
St. Joseph County, Minnesota Economic Development Revenue, 1.59%, 6/1/27, LOC: FHLB	690,000	690,000
St. Paul, Minnesota Housing and Redevelopment Authority, 1.45%, 6/1/15, LOC: Dexia Credit Local	400,000	400,000
St. Paul, Minnesota Port IDA, 1.95%, 6/1/11, LOC: US Bank NA	580,000	580,000
Trotman Bay Minette Inc., 1.50%, 12/1/25, LOC: Columbus Bank & Trust	510,000	510,000
Wyandotte County and Kansas City, Kansas Housing Revenue, 1.95%, 6/15/35, LOC: FNMA	350,000	350,000

Total Taxable Variable Rate Demand Notes (Cost $17,499,000)		17,499,000

U.S. Government Agencies and	Principal
Instrumentalities - 21.1%	Amount	Value
Federal Farm Credit Bank Discount Notes, 3/12/03	$500,000	$497,511
Federal Home Loan Bank:
5.00%, 2/14/03	500,000	501,568
2.50%, 4/24/03	1,000,000	999,882
4.50%, 7/7/03	500,000	505,041
2.235%, 7/25/03	400,000	400,000
4.93%, 11/3/03	170,000	174,800
2.06%, 11/21/03	1,000,000	1,000,000
5.375%, 1/5/04	150,000	155,739
Federal Home Loan Mortgage Discount Notes, 11/6/03	500,000	493,992

Total U.S. Government Agencies and Instrumentalities (Cost $4,728,533)		4,728,533

TOTAL INVESTMENTS (Cost $22,227,533) - 99.0%		22,227,533
Other assets and liabilities, net - 1.0%		221,191
Net Assets - 100%		$22,448,724

Net Assets Consist Of:
Par value and paid-in capital applicable to 22,451,108 shares of common stock outstanding; $0.01 par value, 2,000,000,000 shares authorized	$22,446,533
Undistributed net investment income	2,191

Net Assets	$22,448,724

Net Asset Value per Share	$1.00

*  Tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	FGIC: Federal Guaranty Insurance Company
CA: Collateral Agreement	FGIC SPI: Federal Guaranty Insurance Company Securities Purchase, Inc.
C/LOC: Confirming Letter of Credit	FHLB: Federal Home Loan Bank
LOC: Letter of Credit	FNMA: Federal National Mortgage Association
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
TOA: Tender Option Agreement

See notes to financial statements.

Money Market Portfolio

Statement of Operations

Year Ended December 31, 2002

Net Investment Income
Investment Income:
Interest income	$459,186
Total investment income	459,186

Expenses:
Investment advisory fee	65,668
Transfer agency fees and expenses	6,549
Administrative fees	43,779
Accounting fees	11,881
Directors' fees and expenses	2,524
Custodian fees	9,655
Reports to shareholders	2,974
Professional fees	10,978
Insurance	5,169
Miscellaneous	3,212
Total expenses	162,389
Fees waived	(7,513)
Fees paid indirectly	(2,302)
Net expenses	152,574

Net Investment Income	306,612

Realized Gain (Loss) on Investments
Net realized gain (loss)	557

Increase (Decrease) in Net Assets
Resulting From Operations	$307,169

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$306,612	$827,059
Net realized gain (loss)	557	7,271

Increase (Decrease) in Net Assets
Resulting From Operations	307,169	834,330

Distributions to shareholders from:
Net investment income	(311,835)	(821,977)
Net realized gain	--	(6,950)
Total distributions	(311,835)	(828,927)

Capital share transactions:
Shares sold	16,690,773	26,317,991
Reinvestment of distributions	312,258	839,078
Shares redeemed	(16,330,548)	(28,350,672)
Total capital share transactions	672,483	(1,193,603)

Total Increase (Decrease) in Net Assets	667,817	(1,188,200)

Net Assets
Beginning of year	21,780,907	22,969,107
End of year (including undistributed net investment income of $2,191 and $6,857, respectively)	$22,448,724	$21,780,907

Capital Share Activity
Shares sold	16,690,773	26,317,991
Reinvestment of distributions	312,258	839,078
Shares redeemed	(16,330,548)	(28,350,671)
Total capital share activity	672,483	(1,193,602)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Social Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:   Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the Untied States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage.  Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .30%, of the Portfolio's average daily net assets. Under the terms of the agreement $11,471 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio. Under the terms of the agreement $3,165 was payable at year end. For the year ended December 31, 2002, CASC waived $7,513 of its fee.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,494 for the year ended December 31, 2002. Under the terms of the agreement $199 was payable at year end. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

The cost of investments owned at December 31, 2002 for federal income tax purposes was $22,227,533.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2002, purchases and sales transactions were $26,005,000  and $20,650,000, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2002, and December 31, 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary income	$311,835	$828,927
Total	$311,835	$828,927

As of December 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$2,191
Total	$2,191

Reclassifications have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the resignation of dividends.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2002 was $9,270 at a weighted average interest rate of 2.29%. The maximum amount of these borrowings outstanding during the year ended December 31, 2002 was $977,649 during June 2002. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2002.

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Money Market Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.014	.037
Total from investment operations	.014	.037
Distributions from
Net investment income	(.014)	(.037)
Total increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return	1.44%	3.74%
Ratios to average net assets:
Net investment income	1.40%	3.67%
Total expenses	.74%	.67%
Expenses before offsets	.71%	.67%
Net expenses	.70%	.63%
Net assets, ending (in thousands)	$22,449	$21,781

		Years Ended
	December 31,	December 31,	December 31,
	2000	1999	1998
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.058	.047	.050
Total from investment operations	.058	.047	.050
Distributions from
Net investment income	(.058)	(.047)	(.050)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return	5.94%	4.82%	5.14%
Ratios to average net assets:
Net investment income	5.85%	4.72%	5.01%
Total expenses	.66%	.67%	.66%
Expenses before offsets	.66%	.67%	.66%
Net expenses	.61%	.64%	.63%
Net assets, ending (in thousands)	$22,969	$16,387	$11,205

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

WILLIAM J. ATHERTON DOB: 01/15/39	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	18	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	18

AmerUs Home Equity

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	18	The Levine School of Music Council on Legal Education Opportunity
BARBARA J. KRUMSIEK DOB: 08/09/52

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	30	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.
reno J. Martini DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert social small cap growth Portfolio

Managed by Awad Asset Management, Inc.

Dear Investor:

Performance

For the year ended December 31, 2002, the Calvert Social Small Cap Growth Portfolio returned -22.55 % compared to the --20.48% return of its benchmark, the Russell 2000 Index.

Investment climate

2002 was a pretty tough year for all investing styles.  Small cap stocks were among the best performers in the first half of the year.  Through the end of April, the Fund's total return was actually positive for the year-to-date.  The summer months proved disastrous for stock markets, though, and the performance advantage for small caps disappeared by the end of September.  On the whole, it was a year in which the excess of the bull market continued to be unwound and a time in which investors became more pessimistic in the face of slow economic growth and growing global tensions.

Strategy

As always, our process and results are driven by stock selection rather than by strategic positioning. In review, the market offered 3 distinct complexions during the period:

January -- April:  We did well both absolutely and relative to the Russell 2000.  This was a rational period when our focus on buying relative value produced results.

May -- September:  This was a capitulation period in the markets, as investors panicked.  Relative valuation was irrelevant; small, large, value and growth stocks all got hit.  In fact, the better one did earlier in the year, the more one got hit as investors sold where they had profits.  We performed in-line with the Russell 2000 during this period.

October -- December:  The markets experienced a highly speculative rally in October and November.  Stocks with no earnings and high P/E ratios did the best.  We stayed true to our quality and price disciplines; consequently the Fund underperformed the Russell 2000, and we were unable to make up lost ground in December.

Outlook

2002 was the third and hopefully final down year for equity prices to compensate for the speculation and over valuation of the late 1990's. In our opinion, 2003 should be a year of measured positive returns for the following reasons:

1. U.S. corporations are in excellent shape.  They have cut costs to the bone; they are highly efficient; they are technology leaders; they should be highly profitable as the economy gradually improves.

CVS Calvert Social

Small Cap Growth Portfolio1

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(22.55%)
Five year	0.45%
Since inception (3.15.95)	3.98%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 3.31.95.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997.

2. The economy is likely to be characterized by moderate economic growth:  Consumers will "hang-in" and business will gradually increase spending.  The government should apply stimulus.

3. Moderate growth supported by highly efficient corporations should lead to 8-10% profit growth.  This could lead to an 8-10% increase in the price of equities.

Economic and investment environments will be measured and subdued. Consequently, stocks with certain characteristics such as good balance sheets, excess cash flow generation, reasonable valuation, undisputed business models, and sound accounting practices, should do the best.

These characteristics are most often found in the small to mid capitalization sector.  There are also other factors supporting our positive outlook:

1. Money is coming into these stocks

2. Most investors are underrepresented in this sector.

3. The sector on balance has been outperforming since March 1999.

We believe that a well-constructed portfolio of small to medium capitalization stocks should produce returns greater than those produced by stocks in general. The downside risk to all of this is mainly geopolitical, namely the potential war with Iraq and the threat of terrorism within the United States. We will be watching these various factors closely during the coming months.

Finally, after producing very good returns for 2000, 2001 and the first five months of 2002, our Portfolio experienced pressure in the second half of the year as investors capitulated and sold stocks where they still had a profit to offset losses incurred elsewhere.

This process has taken the prices of Portfolio stocks to below what we believe to be their fair value.  Over time, markets are efficient, so we expect the Portfolio's stocks to appreciate back up to fair value.

  Sincerely,

James D. Awad

Awad Asset Management

January 31, 2003

Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the New Vision Small Cap Fund. Performance of the two funds will differ.

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Small Cap Growth Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Small Cap Growth Portfolio (the "Fund"), one of the portfolios constituting Calvert Variable Series, Inc., as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated February 15, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

Small Cap Growth Portfolio

Statement of Net Assets

December 31, 2002

Equity Securities - 95.9%	Shares	Value
Agricultural Products - 3.4%
Corn Products International, Inc.	13,600	$409,768

Banks - Regional - 5.4%
Capital Crossing Bank *	12,500	323,125
North Fork Bancorp., Inc.	9,600	323,904
		647,029

Communications Equipment - 5.9%
Commscope, Inc.*	41,000	323,900
Plantronics, Inc.*	25,400	384,302
		708,202

Computers - Software & Services - 7.0%
Barra, Inc.*	17,000	515,610
Jack Henry & Associates, Inc.	26,500	319,060
		834,670

Electrical Equipment - 7.9%
Belden, Inc.	27,000	410,940
Rayovac Corp.*	40,000	533,200
		944,140

Equipment - Semiconductors - 2.8%
Axcelis Technologies, Inc.*	60,300	338,223

Healthcare - Drug - Major Pharmaceutical - 0.2%
KV Pharmaceutical Co.	1,000	23,200

Healthcare - Medical Products & Supplies - 6.7%
Apogent Technologies, Inc.*	23,500	488,800
Sola International, Inc.*	24,800	322,400
		811,200

Healthcare - Special Services - 1.4%
Hooper Holmes, Inc.	27,000	165,780

Insurance - Life & Health - 1.1%
Presidential Life Corp.	13,000	129,090

Investment Banking / Brokerage - 7.0%
Interactive Data Corp.*	28,500	391,875
Investment Technology Group, Inc.*	19,950	446,082
		837,957

Investment Management - 1.7%
Investors Financial Services Corp.	7,300	199,947

Machinery - Diversified - 1.6%
Kaydon Corp.	9,000	190,890

Manufacturing - Diversified - 2.6%
Spartech Corp.	14,900	307,387

Manufacturing - Specialized - 3.8%
Cognex Corp.*	24,700	455,221

Photography / Imaging - 3.3%
Concord Camera Corp.*	74,100	$402,363

Publishing - 2.8%
John Wiley & Sons, Inc.	13,900	333,739

Railroads - 2.6%
Kansas City Southern Industries, Inc.*	26,500	318,000

Restaurants - 1.4%
Ruby Tuesday, Inc.	10,000	172,900

Retail - Department Stores - 2.3%
Stage Stores, Inc.*	13,000	273,520

Services - Commercial & Consumer - 17.9%
Iron Mountain, Inc.*	7,500	247,575
NCO Group, Inc*	23,400	373,230
SOURCECORP, Inc.*	21,200	394,108
Startek, Inc.*	15,100	416,760
TeleTech Holdings, Inc. *	42,500	308,550
Viad Corp.	18,300	409,005
		2,149,228

Services - Computer Systems - 2.2%
Tech Data Corp.*	10,000	269,600

Services - Data Processing - 1.7%
Ceridian Corp.*	14,100	203,322

Services - Employment - 3.2%
Hall, Kinion & Associates, Inc.*	21,300	119,088
Korn / Ferry International*	35,600	266,288
		385,376

Total Equity Securities (Cost $13,769,527)		11,510,752

TOTAL INVESTMENTS (Cost $13,769,527) - 95.9%		11,510,752
Other assets and liabilities, net - 4.1%		493,217
Net Assets - 100%		$12,003,969

Net Assets Consist of:
Par value and paid-in capital applicable to 1,087,880 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$15,772,107
Undistributed net investment income		197,222
Accumulated net realized gain (loss) on investments		(1,706,585)
Net unrealized appreciation (depreciation) on investments		(2,258,775)

Net Assets		$12,003,969

Net Asset Value per Share		$11.03

*   Non-income producing.

See notes to financial statements.

Small Cap Growth Portfolio

Statement of Operations

Year Ended December 31, 2002

Net Investment Income
Investment Income:
Dividend income	$576,018
Interest income	14,609
Total investment income	590,627

Expenses:
Investment advisory fee	112,267
Transfer agent fees and expenses	7,819
Accounting fees	10,875
Directors' fees and expenses	1,782
Administrative fees	37,422
Custodian fees	18,242
Reports to shareholders	3,794
Professional fees	12,665
Miscellaneous	1,032
Total expenses	205,898
Fees waived	(7,586)
Fees paid indirectly	(6,417)
Net expenses	191,895

Net Investment Income	398,732

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(1,350,290)
Change in unrealized appreciation or (depreciation)	(3,600,606)

Net Realized and Unrealized Gain
(Loss) on Investments	(4,950,896)

Increase (Decrease) in Net Assets
Resulting From Operations	($4,552,164)

See notes to financial statements.

Small CapGrowth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	$398,732	($52,493)
Net realized gain (loss)	(1,350,290)	(94,004)
Change in unrealized appreciation or (depreciation)	(3,600,606)	1,076,618

Increase (Decrease) in Net Assets
Resulting From Operations	(4,552,164)	930,121

Distributions to shareholders from:
Net investment income	(201,510)	--
Net realized gain on investments	(249,448)	(215,835)
Total distributions	(450,958)	(215,835)

Capital share transactions:
Shares sold	14,667,580	8,981,717
Reinvestment of distributions	450,958	215,834
Shares redeemed	(10,714,941)	(4,512,650)
Total capital share transactions	4,403,597	4,684,901

Total Increase (Decrease) in Net Assets	(599,525)	5,399,187

Net Assets
Beginning of year	12,603,494	7,204,307
End of year (including undistributed net investment income of $197,222 and $0, respectively)	$12,003,969	$12,603,494

Capital Share Activity
Shares sold	1,009,927	639,762
Reinvestment of distributions	41,108	14,447
Shares redeemed	(814,784)	(333,048)
Total capital share activity	236,251	321,161

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Social Small Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .75%, of the Portfolio's average daily net assets. Under the terms of the agreement $13,388 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's average daily net assets. Under the terms of the agreement $1,774 was payable at year end. For the year ended December 31, 2002, CASC waived $7,586 of its fee.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $13,343,919  and $9,046,283, respectively.

The cost of investments owned at December 31, 2002 for federal income tax purposes was $13,969,564. Net unrealized depreciation aggregated $2,458,812, of which $719,984 related to appreciated securities and $3,178,796 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $1,506,548 at December 31, 2002 may be utilized to offset future capital gains until expiration in December 2010.

The tax character of dividends and distributions paid during the years ended December 31, 2002, and December 31, 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary income	$201,510	$164,660
Long-term capital gain	249,448	51,175
Total	$450,958	$215,835

As of December 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$197,222
Capital loss carryforward	(1,506,548)
Unrealized appreciation (depreciation)	(2,458,812)
($3,768,138)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2002 was $53,031 at a weighted average interest rate of 2.31%. The maximum amount of these borrowings outstanding during the year ended December 31, 2002 was $1,262,211 during July 2002. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2002.

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Tax Information (Unaudited)

The Portfolio designates $249,448 as 20%-rate capital gain dividends paid during calendar year ended December 31, 2002.

For corporate shareholders a total of 44.68% of the ordinary distributions paid during the taxable year ended December 31, 2002 qualify for the corporate dividends received deduction.

Small Cap Growth Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$14.80	$13.58
Income from investment operations
Net investment income (loss)	.37	(.06)
Net realized and unrealized gain (loss)	(3.71)	1.54
Total from investment operations	(3.34)	1.48
Distributions from
Net investment income	(.19)	--
Net realized gains	(.24)	(.26)
Total distributions	(.43)	(.26)
Total increase (decrease) in net asset value	(3.77)	1.22
Net asset value, ending	$11.03	$14.80

Total return	(22.55%)	10.86%
Ratios to average net assets:
Net investment income (loss)	2.66%	(.52%)
Total expenses	1.38%	1.39%
Expenses before offsets	1.32%	1.39%
Net expenses	1.28%	1.22%
Portfolio turnover	66%	59%
Net assets, ending (in thousands)	$12,004	$12,603

		Years Ended
	December 31,	December 31,	December 31,
	2000	1999	1998
Net asset value, beginning	$13.27	$11.12	$12.02
Income from investment operations
Net investment income (loss)	(.10)	(.05)	.02
Net realized and unrealized gain (loss)	.94	2.20	(.77)
Total from investment operations	.84	2.15	(.75)
Distributions from
Net investment income	--	**	(.01)
Net realized gains	(.53)	--	(.14)
Total distributions	(.53)	--	(.15)
Total increase (decrease) in net asset value	.31	2.15	(.90)
Net asset value, ending	$13.58	$13.27	$11.12

Total return	6.29%	19.38%	(6.23%)
Ratios to average net assets:
Net investment income (loss)	(.86%)	(.51%)	.12%
Total expenses	1.61%	1.58%	1.33%
Expenses before offsets	1.61%	1.58%	1.33%
Net expenses	1.26%	1.15%	1.12%
Portfolio turnover	106%	79%	72%
Net assets, ending (in thousands)	$7,204	$4,449	$3,626

**       Distribution was less than .01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

WILLIAM J. ATHERTON DOB: 01/15/39	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	18	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	18

AmerUs Home Equity

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	18	The Levine School of Music Council on Legal Education Opportunity
BARBARA J. KRUMSIEK DOB: 08/09/52

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	30	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.
reno J. Martini DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert Social Mid Cap Growth Portfolio

Managed by Brown Capital Management, Inc.

Dear Investor:

Performance

The Calvert Variable Series Social Mid Cap Growth Portfolio generated a return of  --28.22% in 2002, underperforming its benchmark, the Russell Mid Cap Growth Index, which returned --27.41% over the same period.

Investment Climate

Growth stocks and funds have been out of favor for the past three years, and particularly so in 2002.  As Growth At A Reasonable Price (GARP) managers, we are primarily growth oriented.  It should be no surprise, then, that our returns lagged broader benchmarks that contain value components.  However, we have performed generally in line with the Russell Mid Cap Growth Index and other mid growth managers.

Strategy

As fundamentals-driven, bottom-up investors, we expect stock selection to drive our performance.  In 2002, stock selection in the Financial Services sector detracted the most from overall performance. Such financial services companies as Concord EFS, Paychex, T. Rowe Price, Fiserv, and AIG each experienced weakening fundamentals in 2002 that ultimately led to a decline in their respective stock prices.  We continue to hold Fiserv and AIG in the Portfolio and may reacquire shares in the other companies on an opportunistic basis.  Technology-related stocks were the second group of stocks to detract from performance. Nokia, EDS, Amdocs, Celestica, Flextronics, Sun Microsystems, Intel and IBM were some of the stocks that were adversely impacted as the slowing economy and hesitancy by corporations and consumers to resume technology-related spending was in full force.  Performance was impacted positively by our stock selection in the Health Care,  Autos and Transportation, Materials and Processing, Consumer Discretionary, and Consumer Staples sectors.

We sought to minimize the effects of sector allocation in favor of stock selection by tightening the Portfolio's sector weights relative to those of the Russell Midcap Growth Index.  Whereas, in the past we have been willing to allow bottom-up stock selection to drive sector weights to no more than 2x the benchmark sector weight, we now prefer to manage sector weights so as to remain within 0.8x -- 1.3x of the benchmark sector weights.  We believe our ability to select companies that will generate superior stock returns in an environment more conducive to investing in growth equities will be reflected in an excess return appropriately attributable to stock selection.

CVS Calvert Social

Mid Cap Growth Portfolio1

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(28.22%)
Five year	(0.48%)
Ten year	5.77%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New subadvisors assumed management of the Portfolio effective December 1994.

The Portfolio changed its primary benchmark to the more closely correlated Russell Midcap Growth Index in September 2002.

Outlook

We are not ecstatic about the prospects for 2003, but our spirits have certainly been lifted, thus optimism is a good description for our outlook.  We think a low double-digit equity investment return in 2003 is highly likely.  The fundamental underpinnings are in place to support a positive view, favorable earnings comparisons, low inflation, improved psychology and confidence, and prospects for a tax cut.  The favorable resolution of the geo-political events that are causing such a great degree of uncertainty for everyone will allow these favorable forces to exert their full impact.

Sincerely,

Ed Brown

Brown Capital Management

January 31, 2003

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

Independent Auditors' Report

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Mid Cap Growth Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Mid Cap Growth Portfolio (the "Fund"), one of the portfolios constituting Calvert Variable Series, Inc., as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated February 15, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

Mid Cap Growth Portfolio

Statement of Net Assets

December 31, 2002

Equity Securities - 99.3%	Shares	Value
Auto Parts & Equipment - 1.0%
Gentex Corp.*	8,000	$253,120
ArvinMeritor, Inc.	12,200	203,374
		456,494

Banks - Regional - 1.5%
Greater Bay Bancorp	39,500	682,955

Biotechnology - 1.2%
Chiron Corp.*	13,900	522,640

Chemicals - 3.0%
Airgas, Inc.*	76,700	1,323,075

Chemicals - Specialty - 1.1%
Sigma-Aldrich Corp.	10,300	501,610

Computers - Networking - 1.4%
Network Appliance, Inc.*	63,200	632,000

Computers - Peripherals - 1.1%
Lexmark International, Inc.*	7,800	471,900

Computers - Software & Services - 6.4%
Adobe Systems, Inc.	13,100	324,893
Fair, Issac & Co., Inc.	23,300	994,910
Intuit, Inc.*	13,600	638,112
Symantec Corp.*	5,300	214,703
Synopsys, Inc.*	14,300	659,945
		2,832,563

Consumer - Jewelry, Novelty, & Gifts - 0.5%
Fossil, Inc.	11,400	231,876

Distributors - Food & Health - 2.0%
AmerisourceBergen Corp.	12,100	657,151
Performance Food Group Co.*	6,600	224,129
		881,280

Electrical Equipment - 1.6%
Celestica, Inc.*	36,100	509,010
SPX Corp.*	5,300	198,485
		707,495

Electronics - Component Distribution - 2.4%
Avnet, Inc.	35,600	385,548
W.W. Grainger, Inc.	12,900	664,995
		1,050,543

Electronics - Semiconductors - 3.5%
Analog Devices, Inc.*	31,200	744,744
Integrated Circuit Systems, Inc.*	31,400	573,050
Xilinx, Inc.*	10,700	220,697
		1,538,491

Equipment - Semiconductors - 0.4%
Novellus Systems, Inc.*	6,600	$185,328

Financial - Diversified - 0.5%
SLM Corp.	2,200	228,492

Footwear - 1.8%
Reebok International, Ltd.*	26,400	776,160

Healthcare - Hospital Management - 2.4%
Health Management Associates, Inc.	58,650	1,049,835

Healthcare - Managed Care - 4.2%
Express Scripts, Inc.*	13,900	667,756
Oxford Health Plans*	16,000	583,200
Wellpoint Health Networks*	8,300	590,628
		1,841,584

Healthcare - Medical Products & Supplies - 5.3%
St. Jude Medical, Inc.*	15,400	611,688
Stryker Corp.	11,800	792,016
Zimmer Holdings, Inc.*	22,100	917,592
		2,321,296

Healthcare - Special Services - 7.3%
Accredo Health, Inc.*	14,450	509,363
AdvancePCS*	29,500	655,195
Laboratory Corp. of America Holdings, Inc.*	24,400	567,056
Pharmaceutical Product Development, Inc.*	31,000	907,370
Quest Diagnostics, Inc.*	10,500	597,450
		3,236,434

Homebuilding - 1.4%
DR Horton, Inc.	34,500	598,575

Household Products - Non-Durable - 0.6%
Church & Dwight, Inc.	9,400	286,042

Insurance - Property & Casualty - 2.1%
Chubb Corp.	8,600	448,920
Safeco Corp.	13,900	481,913
		930,833

Investment Management - 1.2%
Investors Financial Services Corp.	20,000	547,800

Manufacturing - Diversified - 1.7%
Danaher Corp.	11,700	768,690

Manufacturing - Specialized - 1.5%
Jabil Circuit, Inc.*	36,050	646,016

Oil & Gas - Drilling & Equipment - 2.9%
Key Energy Services, Inc.*	42,800	383,916
Smith International, Inc.*	27,000	880,740
		1,264,656

Oil & Gas - Exploration & Production - 1.3%
Pioneer Natural Resources Co.*	22,400	565,600

Personal Care - 0.7%
NBTY, Inc.	16,300	286,554

Publishing - 0.5%
Scholastic Corp.*	6,700	$240,865

Restaurants - 3.5%
Cheesecake Factory, Inc. (The)*	22,500	813,375
Panera Bread Co.*	21,400	744,934
		1,558,309

Retail - Building Supplies - 2.0%
Fastenal Co.	23,500	878,665

Retail - Computers & Electronics - 1.7%
Best Buy Co., Inc.*	30,525	737,179

Retail - Department Stores - 2.7%
Kohls Corp.*	21,525	1,204,324

Retail - Discounters - 4.7%
Dollar Tree Stores, Inc.*	42,450	1,042,996
Family Dollar Stores, Inc.	10,500	327,705
Fred's Inc.	27,300	701,610
		2,072,311

Retail - Drug Stores - 0.6%
CVS Corp.	10,900	272,173

Retail - Food Chains - 0.6%
Whole Foods Market, Inc.*	4,600	242,558

Retail - Specialty - 7.2%
Bed Bath & Beyond, Inc.*	31,800	1,098,054
Office Depot, Inc.*	46,000	678,960
Staples, Inc.*	36,800	673,440
Williams-Sonoma, Inc.*	26,800	727,620
		3,178,074

Retail - Specialty Apparel - 2.1%
Gap, Inc. (The)	59,900	929,648

Services - Advertising / Marketing - 1.4%
Acxiom Corp.*	40,700	625,966

Services - Commercial & Consumer - 1.4%
Cerner Corp.*	19,700	615,822

Services - Computer Systems - 1.0%
Sungard Data Systems, Inc.*	18,775	442,339

Services - Data Processing - 2.5%
Ceridian Corp.*	36,500	526,330
Checkfree Corp.*	15,200	243,215
Fiserv, Inc.*	10,425	353,929
		1,123,474

Services - Employment - 1.2%
Manpower, Inc.	16,100	513,590

Telephone - 2.5%
Alltel Corp.	6,200	$316,200
CenturyTel, Inc.	26,700	784,446
		1,100,646

Textiles - Specialty - 0.5%
Coach, Inc.	7,100	233,732

Trucking - 0.7%
Swift Transportation Co., Inc.	16,200	324,292

Trucks & Parts - 0.5%
Cummins, Inc.	7,900	222,227

Total Equity Securities (Cost $42,816,022)		43,883,011

TOTAL INVESTMENTS (Cost $42,816,022) - 99.3%		43,883,011
Other assets and liabilities, net - 0.7%		293,292
Net Assets - 100%		$44,176,303

Net Assets Consist Of:
Par value and paid-in capital applicable to 2,413,036 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$66,269,486
Accumulated net realized gain (loss) on investments		(23,160,172)
Net unrealized appreciation (depreciation) on investments		1,066,989

Net Assets		$44,176,303

Net Asset Value per Share		$18.31

* Non-income producing.

See notes to financial statements.

Mid Cap Growth Portfolio

Statement of Operations

Year Ended December 31, 2002

Net Investment Income
Investment Income:
Interest income	$29,406
Dividend income	103,104
Total investment income	132,510

Expenses:
Investment advisory fee	335,950
Transfer agency fees and expenses	64,139
Accounting fees	18,004
Directors' fees and expenses	5,577
Administrative fees	129,212
Custodian fees	29,378
Reports to shareholders	18,242
Professional fees	13,463
Miscellaneous	2,166
Total expenses	616,131
Fees waived	(7,675)
Fees paid indirectly	(9,413)
Net expenses	599,043

Net Investment Income (Loss)	(466,533)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(20,453,007)
Change in unrealized appreciation or (depreciation)	2,924,592

Net Realized and Unrealized Gain
(Loss) on Investments	(17,528,415)

Increase (Decrease) in Net Assets
Resulting From Operations	($17,994,948)

See notes to financial statements.

Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($466,533)	($467,642)
Net realized gain (loss)	(20,453,007)	(2,579,020)
Change in unrealized appreciation or (depreciation)	2,924,592	(5,433,855)

Increase (Decrease) in Net Assets
Resulting From Operations	(17,994,948)	(8,480,517)

Distributions to shareholders from:
Net realized gain on investments	--	(4,201,536)
Total distributions	--	(4,201,536)

Capital share transactions:
Shares sold	22,239,766	65,276,199
Reinvestment of distributions	--	4,201,203
Shares redeemed	(25,158,534)	(55,732,307)
Total capital share transactions	(2,918,768)	13,745,095

Total Increase (Decrease) in Net Assets	(20,913,716)	1,063,042

Net Assets
Beginning of year	65,090,019	64,026,977
End of year	$44,176,303	$65,090,019

Capital Share Activity
Shares sold	1,006,023	2,314,134
Reinvestment of distributions	--	162,336
Shares redeemed	(1,144,256)	(1,988,241)
Total capital share activity	(138,233)	488,229

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of  .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $34,373 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $9,299 was payable at year end. For the year ended December 31, 2002, CASC waived $7,675 of its fee.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $5,533 for the year ended December 31, 2002. Under the terms of the agreement, $344 was payable at year end. National Financial Data Services, Inc. is the transfer and dividend disbursing

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $66,977,474  and $67,450,420, respectively.

The cost of investments owned at December 31, 2002 for federal income tax purposes was $43,656,111. Net unrealized appreciation aggregated $226,900, of which $3,156,427 related to appreciated securities and $2,929,527 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $2,606,376 and $19,713,707 at December 31, 2002 may be used to offset future capital gains until expiration in December 2009 and December 2010, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2002, and December 31, 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary income	--	$760,484
Long-term capital gain	--	3,441,052
Total	--	$4,201,536

As of December 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($22,320,083)
Unrealized appreciation (depreciation)	226,900
Total	($22,093,183)

Reclassifications have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to net operating losses.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2002 was $3,301 at a weighted average interest rate of 2.43%. The maximum amount of these borrowings outstanding during the year ended December 31, 2002 was $859,494 during January 2002. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2002.

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Mid Cap Growth Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$25.51	$31.04
Income from investment operations
Net investment income (loss)	(.19)	(.18)
Net realized and unrealized gain (loss)	(7.01)	(3.58)
Total from investment operations	(7.20)	(3.76)
Distributions from
Net realized gains	--	(1.77)
Total distributions	--	(1.77)
Total increase (decrease) in net asset value	(7.20)	(5.53)
Net asset value, ending	$18.31	$25.51

Total return	(28.22%)	(12.20%)
Ratios to average net assets:
Net investment income (loss)	(.90%)	(.77%)
Total expenses	1.19%	1.13%
Expenses before offsets	1.18%	1.13%
Net expenses	1.16%	1.10%
Portfolio turnover	134%	60%
Net assets, ending (in thousands)	$44,176	$65,090

		Years Ended
	December 31,	December 31,	December 31,
	2000	1999	1998
Net asset value, beginning	$30.03	$30.43	$26.63
Income from investment operations
Net investment income (loss)	(.15)	(.21)	(.14)
Net realized and unrealized gain (loss)	3.69	2.32	8.00
Total from investment operations	3.54	2.11	7.86
Distributions from
Net realized gains	(2.53)	(2.51)	(4.06)
Total distributions	(2.53)	(2.51)	(4.06)
Total increase (decrease) in net asset value	1.01	(.40)	3.80
Net asset value, ending	$31.04	$30.03	$30.43

Total return	11.57%	6.97%	29.88%
Ratios to average net assets:
Net investment income (loss)	(.60%)	(.73%)	(.60%)
Total expenses	1.12%	1.11%	1.05%
Expenses before offsets	1.12%	1.11%	1.05%
Net expenses	1.02%	1.02%	1.00%
Portfolio turnover	97%	101%	65%
Net assets, ending (in thousands)	$64,027	$43,976	$39,538

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

WILLIAM J. ATHERTON DOB: 01/15/39	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	18	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	18

AmerUs Home Equity

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	18	The Levine School of Music Council on Legal Education Opportunity
BARBARA J. KRUMSIEK DOB: 08/09/52

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	30	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.
reno J. Martini DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert social International Equity Portfolio

Managed by Grantham, Mayo, Van Otterloo

Please Note: In March 2002, the Fund's Board of Directors approved the appointment of a new subadvisor to manage the investment portfolio of the CVS Calvert Social International Equity Portfolio. Grantham, Mayo, Van Otterloo was appointed as the new subadvisor to the Portfolio.

Dear Investor:

Performance

GMO took over management of the Portfolio on March 8, 2002.  Over the subsequent period ended December 31, 2002, the CVS International Equity Portfolio returned --16.06% slightly outperforming the --17.35% return for the MSCI EAFE benchmark. For the entire 2002, the Portfolio returned -14.94%, compared to the MSCI EAFE Index of -15.51%.

Economic Review

International stocks, like the U.S. market, suffered their third straight year of negative returns in 2002.  World equity markets were hit by the continued global economic slowdown that came on top of valuation levels that remained high by historical standards.  With the addition of corporate governance scandals and a perilous geopolitical situation, this combined to produce the worst bear market since 1974.

In U.S. dollar terms, foreign stocks fared somewhat better than domestic equities.  The EAFE Index outperformed the S&P 500 (which returned --22.2%) largely due to weakness in the dollar.  Foreign investors have been slowing their inflows on declining confidence in the U.S. economy.  With the continued large U.S. trade deficit and lower U.S. interest rates, this seems to have put an end to the long, post-1995 dollar rally.  Also international markets suffered less from accounting scandals than did the U.S., and had lower growth expectations built in to the prices.

But there were plenty of problems specific to the foreign markets as well.  Europe suffered from a continued unraveling brought on by the bursting of the "TMT" bubble in the technology, media, and telecommunications sectors.  Faith has diminished in the potential for third generation mobile phone technology to deliver pots of gold.  The insurance sector suffered from a brutal combination of rising liabilities for natural (and unnatural) disasters with deteriorating asset values as equity holdings declined in value.  In Japan, frustration continued to mount over the lack of reform, and business sentiment indicators forecast a return to recession in 2003.  There were questions about the viability of the Eurozone as a single currency region and the appropriateness of its stability pact, which limits government deficits.  Adhering to this pact means that, e.g., Germany has neither fiscal policy nor monetary policy (now ceded to the European Central Bank) available to stimulate its economy.

CVS Calvert Social

International Equity Portfolio

Comparison of change in

value of a hypothetical $10,000 investment.

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(14.94%)
Five year	(3.61%)
Ten year	4.32%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective March 2002.

Japan and the Pacific region had the best performance among developed markets.  Despite the fact that the Nikkei 225 Index hit 19-year lows, much of the bad news in Japan was already priced in, and hence Japanese equities fellless sharply earlier in the year.  The economies in Australia and New Zealand remain relatively robust, helping boost those markets and their currencies as well.  The worst performance came from the large continental European markets.  Germany's Dax Index fell a Nasdaq-like 44% for the year, and France's CAC Index did only slightly better, experiencing its worst ever year with a 34% decline.  Smaller European countries did better.  Austria was the only developed market besides New Zealand to gain value in U.S. dollar terms.  Emerging European markets also posted positive returns, boosted by the prospect of an expanded European Union.  Emerging markets in general were a relative bright spot, as they managed to avoid widespread contagion from the problems in Argentina and Brazil.  Several of the Asian markets like Thailand and South Korea were able to post strong positive returns for the year.

Investment Strategy

The relative outperformance by the Fund was driven by stock selection.  Our focus on valuation and business momentum proved successful in identifying relative winners and avoiding some of more dangerous landmines that littered the investment landscape.  The most successful stock picks spanned geography and industry, including Spanish utility, Gas Natural, Dutch telecom, KPN, Austrian recycled carton board manufacturer, Mayr-Melnhof Karton, Yamanouchi Pharmaceutical in Japan, Land and House in Thailand, and National Australia Bank.  Generally, successful stock picks in Europe and Japan were more defensive, higher quality names.  Many of these stocks traded at less demanding valuation ratios and were able to maintain earnings relatively well in a difficult environment.  In other Asian markets the economic environment was relatively strong, and stocks like National Australia Bank were able to benefit.

Country allocation was a mild positive relative to the benchmark.  The Portfolio benefited from overweight allocations to Austria, Canada, and Thailand, as well as by underweighting the disastrous German market.  This was partially offset by an overweight allocation to Japan later in the year and by an allocation to Brazil.

Industry sector allocation was not a significant driver of relative return, having a mildly negative impact in the aggregate.  Underweighting energy stocks and consumer staples, which outperformed, hurt the Portfolio.  This was partially offset by the benefit of overweighting telecommunications stocks in the 4th quarter, and by overweighting banks and underweighting insurance stocks.

Outlook

The silver lining to the tough bear market is that the bad news is now out in the open.  This makes the scope for positive surprises wider.  With lower stock prices, dividend yields are now meaningful and there is a lower hurdle on earnings growth required to deliver capital gains.  Also many of the "bubble CEOs" have lost their jobs, replaced by a more prudent generation focused on reducing debt and other more conservative means of enhancing shareholder value.  Foreign stocks look well positioned to continue outperforming U.S. equities as they trade at valuation discounts, and because the U.S. dollar continues to look overvalued.  Aggregate international valuations are close to normal historical levels.  And there are many quite individual attractive opportunities, especially among smaller companies, or stocks from more neglected countries, including the emerging markets where the Fund holds a close to 9% allocation.

Sincerely,

Thomas R. Hancock

Grantham, Mayo, Van Otterloo

January 31, 2003

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

Independent Auditors' Report

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social International Equity Portfolio (the "Fund"), one of the portfolios constituting Calvert Variable Series, Inc., as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated February 15, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

International Equity Portfolio

Schedule of Investments

December 31, 2002

Equity Securities - 94.4%	Shares	Value
Australia -4.1%
Australia and New Zealand Banking Group, Ltd.	6,114	$59,695
National Australia Bank, Ltd.	10,803	193,021
Qantas Airways, Ltd.	24,228	52,219
Tabcorp Holdings, Ltd.	5,587	33,485
Westpac Banking Corp.	7,774	60,154
		398,574

Austria - 2.1%
Erste Bank AG	517	34,781
Mayr-Melnhof Karton AG	1,383	102,250
Telekom Austria AG	6,202	62,764
		199,795

Belgium - 1.1%
Fortis	5,798	102,150

Brazil - 1.0%
Tele Norte Leste Participacoes (ADR)	9,700	71,295
Unibanco - Uniao De Bancos Brasileiros (GDR)	2,100	22,995
		94,290

Canada - 1.8%
Magna International, Inc.	1,400	78,052
Royal Bank of Canada	2,700	98,876
		176,928

Czech Republic - 0.9%
Ceske Radiokomunikace AS (GDR)*	2,700	15,930
Cesky Telecom AS (GDR)	8,900	71,200
		87,130

Denmark - 0.6%
Tele Danmark AS	2,482	60,262

Finland - 2.4%
Nokia Oyj	12,950	205,747
Sampo Oyj	3,300	25,090
		230,837

France - 6.8%
BNP Paribas S.A.	3,508	142,849
JC Decaux S.A.*	6,321	76,232
L'OREAL S.A.	2,469	187,849
Pechiney S.A.	796	27,915
Sanofi - Synthelabo Groupe	353	21,564
Societe General Groupe	3,152	183,455
Valeo S.A.	557	17,465
		657,329

Germany - 3.7%
Altana AG	2,400	109,484
Schering AG	1,500	65,203
Volkswagen AG	5,100	185,802
		360,489
Greece - 0.2%
National Bank of Greece S.A.	1,735	$24,527

Hong Kong - 0.5%
Bank of East Asia, Ltd.	26,600	45,535

Indonesia - 1.1%
Unilever Indonesia	51,500	104,726

Ireland - 2.0%
Allied Irish Banks plc	10,046	135,483
Bank of Ireland	5,965	60,991
		196,474

Italy - 2.5%
Autostrade S.p.A.	12,021	119,509
Enel S.p.A.	5,253	27,324
Telecom Italia S.p.A.	18,064	91,119
		237,952

Japan - 18.2%
Acom Co., Ltd.	1,948	63,971
Canon, Inc.	1,000	37,639
DAI Nippon Printing Co., Ltd.	9,000	99,503
DaiiChi Pharmaceutical Co.	5,000	71,699
Daiwa House Industries Co.	11,000	61,873
Denso Corp.	3,000	49,183
Eisai Co.	2,000	44,880
Fuji Photo Film Co., Ltd.	2,000	65,174
Fujisawa Pharmaceutical Co.	3,000	68,584
Mazda Motor Corp.	53,933	99,910
Mitsui Trust Holdings, Inc.	30,000	48,754
Mizuho Holdings, Inc.	37	34,582
Nippon Express Co.	12,000	46,986
Nippon Telegraph & Telephone Corp.	26	94,358
Nitto Denko Corp.	4,000	113,843
Resona Holdings, Inc.	40,000	21,893
Rohm Co.	900	114,508
Sony Corp.	3,300	137,824
Takefuji Corp.	1,730	99,785
TDK Corp.	400	16,100
Terumo Corp.	4,400	60,835
Tokyo Electron	1,500	67,826
Toyota Motor Corp.	2,600	69,838
Yamanouchi Pharmaceutical Co., Ltd.	6,000	173,796
		1,763,344

Korea - 1.9%
Kookmin Bank (ADR)	1,500	53,025
KT Corp. (ADR)	2,830	60,987
SK Telecom Co., Ltd.	3,200	68,320
		182,332

Netherlands - 5.7%
Koninklijke KPN N.V.	34,535	224,544
Philips Electronics N.V.	4,182	73,241
Unilever N.V.	4,132	253,710
		551,495

Norway - 0.7%
DNB Holding ASA	14,400	$67,692

Portugal - 0.5%
Portugal Telecom SGPS	7,120	48,907

Singapore - 0.8%
DBS Group Holdings Ltd.	2,000	12,682
Haw Par Corp., Ltd.	367	690
United Overseas Bank Ltd.	9,000	61,223
		74,595

Spain - 2.9%
Banco Popular Espanol S.A.	1,741	71,151
Gas Natural SDG S.A.	11,258	213,339
		284,490

Sweden - 2.2%
Hennes & Mauritz AB	3,050	58,937
Sandvik AB	3,700	82,775
Skand Enskilda Banken AB	1,974	16,461
SKF AB	2,100	54,589
		212,762

Switzerland - 2.8%
Givaudan AG	133	59,620
Swisscom AG	746	216,017
		275,637

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)*	10,010	70,571
United Microelectronics Corp. (ADR)*	10,235	34,390
		104,961

Thailand - 2.1%
Land & Houses Public Co., Ltd.	62,900	115,888
National Finance Public Co., Ltd.	277,000	85,379
		201,267

United Kingdom - 24.7%
Abbey National Benefit Consultants, Ltd.	8,507	70,925
AWG plc	4,896	34,158
Barclays	22,858	141,641
BG Group plc	51,767	223,295
Boots Co. plc	19,435	183,304
BT Group plc	44,881	140,860
Carlton Communication plc	17,169	37,098
CGNU plc	14,862	105,967
HBOS plc (Halifax & Bank of Scotland)	9,826	103,588
HSBC Holdings plc	6,778	74,892
Land Securities Group plc	8,025	101,388
Legal & General Group plc	31,291	48,348
Marks & Spencer Group plc	35,699	180,991
Royal & Sun Alliance Insurance Group	23,810	46,274
Royal Bank of Scotland Group plc	3,002	71,896
Scottish & Southern Energy plc	16,443	179,962
Scottish Power plc	26,085	152,191
Six Continents plc	8,420	68,031
Unilever plc	7,765	73,862
United Utilities plc	15,389	154,556

United Kingdom - Cont'd
Wolseley plc	23,588	$197,987
		2,391,214

Total Equity Securities (Cost $10,073,362)		9,135,694

U. S. Government Agencies        Principal

and Instrumentalities - 0.6%       Amount

U.S. Treasury Bills:

         1.66%, 04/24/03              $15,000       14,943

         1.67%, 04/24/03              35,000         34,867

                  Total U. S. Government Agencies and Instrumentalities (Cost $49,810)                     49,810

                           TOTAL INVESTMENTS (Cost $10,123,172) - 95.0%                     9,185,504

                           Other assets and liabilities, net - 5.0%                    494,999

                           Net Assets - 100%                    $9,680,503

See notes to financial statements.

Forward Foreign Currency Contracts, Open at December 31, 2002

                           Contract Value       Unrealized Appreciation/

Contracts to Receive/ Deliver      In Exchange For     Settlement Date     (US$) Depreciation (US$)

Purchases

Swiss Franc 249,480      US Dollars   $168,493     28-Mar-03    $180,727     $12,234

Swiss Franc 99,275        US Dollars   66,897        28-Mar-03    71,916        5,019

Swiss Franc 9,000          US Dollars   6,081          28-Mar-03    6,520          439

Swiss Franc 296,350      US Dollars   200,000      28-Mar-03    214,680      14,680

Euro   560,118      US Dollars   546,675      28-Mar-03    585,274      38,599

Euro   102,321      US Dollars   99,851        28-Mar-03    106,916      7,065

Euro   484,955      US Dollars   472,200      28-Mar-03    506,734      34,534

Euro   99,554        US Dollars   100,000      28-Mar-03    104,025      4,025

Euro   100,009      US Dollars   100,000      28-Mar-03    104,501      4,501

Euro   49,852        US Dollars   50,000        28-Mar-03    52,091        2,091

British Pound         272,844      US Dollars   420,179      28-Mar-03    436,468      16,289

British Pound         96,332        US Dollars   148,264      28-Mar-03    154,102      5,838

British Pound         44,722        US Dollars   70,000        28-Mar-03    71,542        1,542

Japanese Yen       17,654,400 US Dollars   142,831      28-Apr-03     149,312      6,481

Japanese Yen       32,591,200 US Dollars   263,820      28-Apr-03     275,640      11,820

Japanese Yen       24,613,400 US Dollars   198,495      28-Apr-03     208,168      9,673

                                             Total Purchases     $174,830

Sales

Euro   76,876        US Dollars   75,000        28-Mar-03    80,328        (5,328)

Euro   473,693      US Dollars   462,206      28-Mar-03    494,967      (32,761)

Euro   78,996        US Dollars   77,021        28-Mar-03    82,544        (5,523)

Euro   387,089      US Dollars   377,798      28-Mar-03    404,473      (26,675)

Euro   50,973        US Dollars   49,724        28-Mar-03    53,262        (3,538)

Euro   81,984        US Dollars   80,000        28-Mar-03    85,666        (5,666)

British Pound         49,363        US Dollars   76,024        28-Mar-03    78,966        (2,942)

British Pound         337,409      US Dollars   519,120      28-Mar-03    539,753      (20,633)

British Pound         154,799      US Dollars   240,000      28-Mar-03    247,632      (7,632)

Japanese Yen       5,576,750    US Dollars   45,148        28-Apr-03     47,166        (2,018)

Japanese Yen       63,992,500 US Dollars   515,653      28-Apr-03     541,217      (25,564)

Japanese Yen       17,844,000 US Dollars   150,000      28-Apr-03     150,916      (916)

                                    Total Sales            ($139,196)

                                             Total Net Unrealized Appreciation         $35,634

                           Underlying   Unrealized                              # of    Expiration     Face Amount         Appreciation

Futures        Contracts    Date  at Value       (Depreciation)

Purchased:

         CAC 40 Index^                1       1/03   $32,133       $131

         DAX Index^            3       3/03   228,599       (26,288)

         HKFE Index^          2       1/03   119,089       (2,872)

^        Futures collateralized by 50,000 units of U.S. Treasury Bills.

*   Non-income producing.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

See notes to financial statements.

International equity Portfolio

Statement of Assets and Liabilities

December 31, 2002

Assets

Investments in securities, at value (Cost $10,123,172) - See accompanying schedule          $9,185,504

Cash           469,706

Unrealized appreciation on forward foreign currency contracts                174,830

Receivable for shares sold                 805

Receivable for futures               742

Interest and dividends receivable                  23,273

Other assets                  9,978

         Total assets          9,864,838

Liabilities

Payable for shares redeemed             18,087

Payable to Calvert Asset Management Company, Inc.                  15,498

Payable to Calvert Administrative Services Company          1,690

Payable to Calvert Shareholder Sercives, Inc.           21

Unrealized depreciation on forward foreign currency contracts                139,196

Accrued expenses and other liabilities           9,843

         Total liabilities                184,335

                  Net assets            $9,680,503

Net Assets Consist Of:

Par value and Paid-in capital applicable to 886,076 shares of

         common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized           $15,100,095

Undistributed net investment income             177,520

Accumulated net realized gain (loss) on investments and foreign currency transactions                 (4,666,655)

Net unrealized appreciation (depreciation) on investments and foreign currencies and

         assets and liabilities denominated in foreign currencies              (930,457)

                           Net Assets            $9,680,503

                           Net Asset Value Per Share                  $10.93

See notes to financial statements.

International Equity Portfolio

Statement of Operations

Year Ended December 31, 2002

Net Investment Income

Investment Income:

         Interest income               $137

         Dividend income (net of foreign taxes withheld of $26,578)           259,358

                  Total investment income            259,495

Expenses:

         Investment advisory fee             80,577

         Transfer agency fees and expenses              3,215

         Directors' fees and expenses              1,211

         Administrative fees          37,602

         Accounting fees              17,146

         Custodian fees               84,813

         Reports to shareholders            1,555

         Professional fees            10,439

         Miscellaneous                3,602

                           Total expenses               240,160

                           Fees waived          (14,999)

                           Fees paid indirectly          (8,989)

                                    Net expenses                 216,172

                                    Net Investment Income              43,323

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

         Investments          (2,410,030)

         Foreign currency transactions              134,197

         Futures                          (187,234)

                                                      (2,463,067)

Change in unrealized appreciation or (depreciation):

         Investments and foreign currency transactions                  889,109

         Assets and liabilities denominated in foreign currencies              37,502

         Futures                          (31,331)

                                                      895,280

                           Net Realized and Unrealized Gain (Loss)                (1,567,787)

                           Increase (Decrease) in Net Assets

                           Resulting From Operations                 ($1,524,464)

See notes to financial statements.

InternationalEquity Portfolio

Statements of Changes in Net Assets

         Year Ended  Year ended

         December 31,        December 31,

Increase (Decrease) in Net Assets       2002  2001

Operations:

         Net investment income              $43,323       $10,719

         Net realized gain (loss)             (2,463,067)  (2,102,874)

         Change in unrealized appreciation or (depreciation)           895,280       (1,662,173)

                  Increase (Decrease) in Net Assets

                  Resulting From Operations                 (1,524,464)  (3,754,328)

Distributions to shareholders from:

         Net investment income              --       (12,294)

         Net realized gain on investments                   --       (1,326,349)

                  Total distributions            --       (1,338,643)

Capital share transactions:

         Shares sold          23,198,513   10,745,060

         Reinvestment of distributions              --       1,338,644

         Shares redeemed           (23,276,514) (14,279,806)

                  Total capital share transactions           (78,001)       (2,196,102)

Total Increase (Decrease) in Net Assets                 (1,602,465)  (7,289,073)

Net Assets

Beginning of year            11,282,968   18,572,041

End of year (including undistributed net investment

         income of $177,520 and $0, respectively)                $9,680,503   $11,282,968

Capital Share Activity

Shares sold                   1,923,880    657,151

Reinvestment of distributions              --       104,663

Shares redeemed           (1,916,137)  (842,412)

         Total capital share activity          7,743 (80,598)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Foreign Currency Transactions:  The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Forward Currency Contracts:  The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolio maintains cash or securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of  .75%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of  .35% based on the Portfolio's annual average daily net assets. For the year ended December 31, 2002, CASC waived $14,999 of its fee.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $733 for the year ended December 31, 2002. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $14,359,274  and $14,179,199, respectively.

The cost of investments owned at December 31, 2002 for federal income tax purposes was $10,252,032. Net unrealized depreciation aggregated $1,066,528, of which $317,241 related to appreciated securities and $1,383,769 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $2,051,407 and $2,486,388 at December 31, 2002 may be utilized to offset future capital gains until expiration in December 2009 and December 2010, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2002, and December 31, 2001 were as follows:

Distributions paid from:    2002  2001

     Ordinary income          --       $465,553

     Long-term capital gain           --       873,090

          Total             --       $1,338,643

As of December 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income                $213,154

Capital loss carryforward           (4,537,795)

Unrealized appreciation (depreciation)           (1,066,528)

         Total           ($5,391,169)

Reclassifications have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to the treatment of foreign currency for federal tax purposes.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales and foreign currencies.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2002 was $31,102  at a weighted average interest rate of 2.31%. The maximum amount of these borrowings outstanding during the year ended December 31, 2002 was $1,719,432 during June 2002. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2002.

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

International Equity Portfolio

Financial Highlights

         Years Ended

                  December 31,        December 31,

                  2002  2001

Net asset value, beginning                  $12.85         $19.37

Income from investment operations

         Net investment income              .05     ..02

         Net realized and unrealized gain (loss)           (1.97) (4.81)

                  Total from investment operations                  (1.92) (4.79)

Distributions from

         Net investment income              --       (.02)

         Net realized gains           --       (1.71)

                  Total distributions            --       (1.73)

Total increase (decrease) in net asset value            (1.92) (6.52)

Net asset value, ending             $10.93         $12.85

Total return            (14.94%)      (24.69%)

Ratios to average net assets:

         Net investment income              .40%  .08%

         Total expenses               2.24%         1.61%

         Expenses before offsets            2.10%         1.61%

         Net expenses                 2.01%         1.54%

Portfolio turnover             143% 86%

Net assets, ending (in thousands)                $9,681         $11,283

         Years Ended

         December 31,        December 31,        December 31,

         2000  1999  1998

Net asset value, beginning                  $25.66         $20.81         $19.10

Income from investment operations

         Net investment income              .01     ..01     .10

         Net realized and unrealized gain (loss)           (4.49) 6.80   3.35

                  Total from investment operations                  (4.48) 6.81   3.45

Distributions from

         Net investment income              --       (.01)   (.07)

         Net realized gains           (1.81) (1.95) (1.67)

                  Total distributions            (1.81) (1.96) (1.74)

Total increase (decrease) in net asset value            (6.29) 4.85   1.71

Net asset value, ending             $19.37         $25.66         $20.81

Total return            (17.40%)      32.78%        18.09%

Ratios to average net assets:

         Net investment income              .06%  .06%  .49%

         Total expenses               1.53%         1.62%         1.80%

         Expenses before offsets            1.53%         1.60%         1.65%

         Net expenses                 1.36%         1.50%         1.56%

Portfolio turnover             70%   59%   92%

Net assets, ending (in thousands)                $18,572       $22,013       $17,109

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

WILLIAM J. ATHERTON DOB: 01/15/39	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	18	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	18

AmerUs Home Equity

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	18	The Levine School of Music Council on Legal Education Opportunity
BARBARA J. KRUMSIEK DOB: 08/09/52

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	30	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.
reno J. Martini DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio

Dear Investor:

The Fund posted a return of --12.15% for the 12 months ended December 31, 2002, compared to the Lipper Variable Annuity Balanced Funds Average which returned --10.17%. This compares to a return of --21.65% for the Russell 1000 and a +10.25% return for the Lehman Aggregate Bond Index for the same period.

The Fund's investment management team was overhauled in the spring of 2002 as State Street Global Advisors Fund Managers (SSgA) and Brown Capital Management (Brown Capital) were appointed to be the sub-advisors managing the equity allocation of the Fund.  The goal of this change was to reduce the volatility of the Fund and improve overall performance.

Investment Climate

Bonds outperformed stocks significantly in 2002 as investors sold stocks and bought bonds, seeking a safe haven from falling equity prices, weak economic news and growing global uncertainty.  The news was not uniformly good for bonds, though, as corporate bonds underperformed U.S. Treasuries of similar maturity.  The underperformance of corporate bonds was closely linked to the weak performance of equities during the year.  Stocks continued to suffer as prospects for renewed capital spending by corporations faded and investors developed a gloomy outlook on the economy.  Stocks and corporate bonds both suffered as credit problems spread through the economy in light of broadening corporate governance scandals.

The economy showed signs of recovery in 2002, but also demonstrated areas of weakness.  Through September 30, real GDP had grown for four consecutive quarters, and inflation remained in check despite rising energy prices.  On the downside, unemployment showed no signs of recovery and appeared vulnerable to rising above 6% as manufacturing and retailing continued to show weakness.  Businesses have been continually reducing inventories, electing not to boost production to replace sold inventory.  Holiday sales generally disappointed and raised concerns that the consumer, the engine of the economy while corporate spending has been on the sidelines, appeared to be reticent to spend.

Strategy

The Fund's bond and stock portfolios both underperformed their respective benchmarks during the year.  The fixed income portion of the Fund was severely hit by dramatic markdowns in bond prices in several names that seriously impacted Funds performance. The markdowns in 4 names cost the Fund 7% of performance. In fact, the rest of the Fund outperformed its benchmark by over 5%. This was mainly due to creating a solid defensive core of higher rated positions that performed exceedingly well in this deteriorating market place. Looking forward in managing the fixed income portion of the Balanced Fund, we have attempted to eliminate positions that could dramatically and negatively impact the fund's performance in the future by upgrading the Portfolio and imposing a number of risk control measures.

The Fund's stock portfolio suffered; as it's slight bias towards growth stocks was punished in a market environment in which value outperformed growth.  Over the course of the year, the Fund's stock portfolio was consistently overweight to technology stocks relative to the Russell 1000.  As tech was the weakest performing sector in the market, this overexposure was a notable drag on performance, accounting for almost the stock portfolio's entire margin of underperformance relative to the Russell 1000.  The Fund's tech stock position was predicated on the assumption that corporate capital

CVS Calvert Social Balanced Portfolio*

Comparison of change in

value of a hypothetical $10,000 investment.

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(12.15%)
Five year	0.66%
Ten year	6.60%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

The Portfolio changed its primary benchmark to the Russell 1000 index when the new subadvisors began management of the equity portion of the Portfolio effective March 2002. Earlier subadvisor changes occurred in February 1995.

spending would rebound in 2002.  This, unfortunately,did not come to pass.  On the upside, stock performance was boosted by a strong positive stock selection effect in the Health Care sector, another area of significant weighting in the Fund.  The Fund's investment in such mainline health care names such as Merck, and Johnson and Johnson produced good relative returns in a difficult market environment.

Outlook

Currently the Fed has an accommodative monetary policy with interest rates at very low levels and the U.S. government's budget deficits are further providing economic stimulus through deficit spending.  The Administration has proposed a series of additional stimulative measures that are intended to re-ignite the economy.  With all this pushing, why isn't the economy responding?  Given this level of current and expected stimulus, one might expect a strong bounce back from the recession, but the economy is growing at only a moderate rate, at best.  From our perspective, the growing degree of global uncertainty regarding events in Iraq and North Korea are producing a damper on investor and consumer sentiment that has made investors and consumers at least temporarily immune to the beneficial aspects of stimulative fiscal and monetary policy.

Sincerely,

John Nichols

Calvert Asset Management Company

January 31, 2003

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

Independent Auditors' Report

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Balanced Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Balanced Portfolio (the "Fund"), one of the portfolios constituting Calvert Variable Series, Inc., as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated February 15, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

Balanced Portfolio

Statement of Net Assets

December 31, 2002

Equity Securities - 57.5%	Shares	Value
Air Freight - 0.1%
FedEx Corp.	6,000	$325,320

Airlines - 0.1%
Southwest Airlines Co.	22,900	318,310

Auto Parts & Equipment - 0.4%
ArvinMeritor, Inc.	29,000	483,430
Gentex Corp.*	14,900	471,436
Genuine Parts Co.	4,500	138,600
		1,093,466

Banks - Major Regional - 3.1%
AmSouth BanCorp.	49,100	942,720
Bank of New York Co., Inc.	2,300	55,108
Bank One Corp.	19,800	723,690
Comerica, Inc.	3,700	159,988
Fifth Third Bancorp.	26,100	1,528,155
FleetBoston Financial Corp.	33,500	814,050
KeyCorp, Ltd.	26,400	663,696
National City Corp.	15,800	431,656
PNC Financial Services Group, Inc.	6,700	280,730
US Bancorp	67,300	1,428,106
Wells Fargo & Co.	58,100	2,723,147
		9,751,046

Banks - Money Center - 1.3%
Bank of America Corp.	36,600	2,546,262
Wachovia Corp.	40,000	1,457,600
		4,003,862

Banks - Regional - 0.3%
Greater Bay Bancorp	58,000	1,002,820

Biotechnology - 0.5%
Amgen, Inc.*	33,600	1,624,224
Chiron Corp.*	1,400	52,640
		1,676,864

Broadcast - Television, Radio, & Cable - 0.3%
Comcast Corp.*	21,400	483,426
COX Communications, Inc.*	11,300	320,920
USA Networks, Inc.*	9,800	224,616
		1,028,962

Building Materials - 0.2%
Masco Corp.	25,000	526,250

Chemicals - 1.4%
Airgas, Inc.*	112,700	1,944,075
Praxair, Inc.	15,400	889,658
Sigma-Aldrich Corp.	28,400	1,383,080
		4,216,831

Communications Equipment - 0.3%
Lucent Technologies, Inc.	36,100	$45,486
Qualcomm, Inc.*	17,400	633,186
Scientific-Atlanta, Inc.	7,700	91,322
Tellabs, Inc.*	14,000	101,780
		871,774

Computers - Hardware - 2.5%
Dell Computer Corp.*	67,100	1,794,254
Hewlett-Packard Co.	56,727	984,781
International Business Machines Corp.	61,300	4,750,750
Sun Microsystems, Inc.*	42,200	131,242
		7,661,027

Computers - Networking - 1.4%
Cisco Systems, Inc.*	289,100	3,787,210
Network Appliance, Inc.*	47,900	479,000
		4,266,210

Computers - Peripherals - 0.2%
EMC Corp.*	32,400	198,936
Lexmark International, Inc.*	7,400	447,700
		646,636

Computers - Software & Services - 3.3%
Adobe Systems, Inc.	19,300	478,659
Citrix Systems, Inc.*	15,100	186,032
Compuware Corp.*	39,300	188,640
Electronic Arts, Inc.*	1,200	59,724
Fair, Issac & Co., Inc.	19,900	849,730
Intuit, Inc.*	42,600	1,998,792
Microsoft Corp.*	103,000	5,325,100
Symantec Corp.*	11,000	445,610
Synopsys, Inc.*	12,700	586,105
		10,118,392

Consumer Finance - 0.4%
Capital One Financial Corp.	5,200	154,544
MBNA Corp.	31,750	603,885
Providian Financial Corp.*	49,200	319,308
		1,077,737

Distributors - Food & Health - 1.9%
AmerisourceBergen Corp.	23,575	1,280,358
Cardinal Health, Inc.	22,900	1,355,451
McKesson Corp.	7,800	210,834
Performance Food Group Co.*	12,800	434,675
Supervalu, Inc.	11,500	189,865
Sysco Corp.	80,950	2,411,501
		5,882,684

Electric Companies - 0.3%
Mirant Corp.*	55,700	105,273
OGE Energy Corp.	22,900	403,040
Puget Energy, Inc.	24,500	540,225
		1,048,538

Electrical Equipment - 0.5%
Celestica, Inc.*	62,700	$884,070
Hubbell, Inc.	4,000	140,560
Molex, Inc.	12,300	283,392
SPX Corp.*	10,100	378,245
		1,686,267

Electronics - Component Distribution - 0.1%
W.W. Grainger, Inc.	6,000	309,300

Electronics - Instrument - 0.1%
Agilent Technologies, Inc.*	15,100	271,196
Skyworks Solutions, Inc.*	6,600	56,892
		328,088

Electronics - Semiconductors - 1.3%
Analog Devices, Inc.*	35,200	840,224
Applied Materials, Inc.*	48,875	636,841
Intel Corp.	104,500	1,627,065
Linear Technology Corp.	2,300	59,156
Micron Technology, Inc.*	8,800	85,712
Novellus Systems, Inc.*	14,000	393,120
Texas Instruments, Inc.	30,300	454,803
		4,096,921

Entertainment - 0.3%
AOL Time Warner, Inc.*	73,800	966,780

Financial - Diversified - 3.3%
AMBAC Financial Group, Inc.	5,700	320,568
American Express Co.	107,400	3,796,590
Equity Office Properties Trust	24,900	622,002
Fannie Mae	25,500	1,640,415
Freddie Mac	19,300	1,139,665
J.P. Morgan Chase & Co.	46,400	1,113,600
Public Storage, Inc.	5,500	177,705
SLM Corp.	14,600	1,516,356
		10,326,901

Foods - 0.8%
Del Monte Foods Co.	12,416	95,599
General Mills, Inc.	12,700	596,265
H.J. Heinz Co.	27,800	913,786
Hershey Foods Corp.	6,700	451,848
Kellogg Co.	14,700	503,769
		2,561,267

Footwear - 0.1%
Reebok International, Ltd.*	11,000	323,400

Hardware & Tools - 0.2%
Black & Decker Corp.	11,100	476,079

Healthcare - Diversified - 1.8%
Johnson & Johnson	101,100	5,430,081

Healthcare - Drug - Generic, Other - 0.0%
Barr Laboratories, Inc.*	1,000	65,090

Healthcare - Drug - Major Pharmaceutical - 3.4%
Forest Laboratories, Inc.*	4,000	$392,880
Merck & Co., Inc.	49,600	2,807,856
Pfizer, Inc.	223,400	6,829,338
Schering-Plough Corp.	28,500	632,700
		10,662,774

Healthcare - Hospital Management - 0.6%
Health Management Associates, Inc.*	102,000	1,825,800

Healthcare - Managed Care - 0.5%
Anthem, Inc.*	4,800	301,920
Cigna Corp.	2,700	111,024
Oxford Health Plans, Inc.*	6,700	244,215
Wellpoint Health Networks, Inc.*	10,400	740,064
		1,397,223

Healthcare - Medical Products and Supplies - 2.0%
Becton Dickinson & Co.	14,700	451,143
Biomet, Inc.	31,900	914,254
Boston Scientific Corp.*	9,700	412,444
Guidant Corp.*	5,400	166,590
Medtronic, Inc.	19,600	893,760
St. Jude Medical, Inc.*	10,400	413,088
Stryker Corp.	23,000	1,543,760
Zimmer Holdings, Inc.*	31,892	1,324,156
		6,119,195

Healthcare - Special Services - 0.5%
DaVita, Inc.*	4,400	108,548
Quest Diagnostics, Inc.*	21,700	1,234,730
Quintiles Transnational Corp.*	20,400	246,840
		1,590,118

Homebuilding - 0.2%
DR Horton, Inc.	24,300	421,605
NVR, Inc.*	800	260,400
		682,005

Household Furnishing & Appliances - 0.2%
Whirlpool Corp.	10,900	569,198

Household Products - Non-Durable - 0.9%
Church & Dwight, Inc.	14,700	447,321
Colgate-Palmolive Co.	24,300	1,274,049
Kimberly-Clark Corp.	19,600	930,412
		2,651,782

Housewares - 0.1%
Newell Rubbermaid, Inc.	10,700	324,531

Insurance Brokers - 0.1%
Marsh & McLennan Co.'s	5,200	240,292

Insurance - Life & Health - 0.4%
Aflac, Inc	14,400	433,728
Jefferson-Pilot Corp.	3,700	141,007
Lincoln National Corp.	9,500	300,010
Nationwide Financial Services, Inc.	3,000	85,950
Prudential Financial, Inc.	4,500	142,830
		1,103,525

Insurance - Multi-Line - 1.7%
American International Group, Inc.	89,700	$5,189,145
Hartford Financial Services, Inc.	3,200	145,376
		5,334,521

Insurance - Property & Casualty - 0.4%
Chubb Corp.	16,100	840,420
Progressive Corp.	6,700	332,521
		1,172,941

Internet Connective Services - 0.0%
Covad Communications Group, Inc.*	26,923	25,307

Investment Banking / Brokerage - 0.5%
A.G. Edwards, Inc.	3,500	115,360
Charles Schwab Corp.	16,600	180,110
Goldman Sachs Group, Inc.	19,300	1,314,330
		1,609,800

Investment Management - 0.3%
Franklin Resources, Inc.	3,700	126,096
Instinet Group, Inc.	57,000	241,110
Investors Financial Services Corp.	14,000	383,460
The Phoenix Co.'s, Inc.	15,300	116,280
		866,946

Leisure Time - Products - 0.3%
Harley-Davidson, Inc.	23,400	1,081,080

Machinery - Diversified - 0.4%
Deere & Co.	21,800	999,530
Dover Corp.	12,900	376,164
		1,375,694

Manufacturing - Diversified - 1.5%
Carlisle Co.'s, Inc.	4,300	177,934
Danaher Corp.	27,800	1,826,460
Illinois Tool Works, Inc.	26,500	1,718,790
Parker Hannifin Corp.	11,800	544,334
Pentair, Inc.	8,200	283,310
		4,550,828

Manufacturing - Specialized - 0.7%
Avery Dennison Corp.	12,200	745,176
Jabil Circuit, Inc.*	60,500	1,084,160
Sealed Air Corp.*	7,700	287,210
		2,116,546

Natural Gas - 0.7%
Equitable Resources, Inc.	17,100	599,184
KeySpan Corp.	10,600	373,544
Kinder Morgan, Inc.	16,600	701,682
MDU Resources Group, Inc.	22,600	583,306
		2,257,716

Office Equipment & Supplies - 0.1%
Pitney Bowes, Inc.	5,700	186,162

Oil & Gas - Drilling & Equipment - 0.8%
Key Energy Services, Inc.*	55,300	$496,041
Patterson-UTI Energy, Inc.*	8,500	256,445
Smith International, Inc.*	53,500	1,745,170
		2,497,656

Oil & Gas - Exploration & Production - 0.8%
EOG Resources, Inc.	30,000	1,197,600
Pioneer Natural Resources Co.*	29,500	744,875
XTO Energy, Inc.	17,300	427,310
		2,369,785

Paper & Forest Products - 0.2%
Weyerhaeuser Co.	14,100	693,861

Personal Care - 0.4%
Avon Products, Inc.	5,700	307,059
Gillette Co.	19,400	588,984
NBTY, Inc.	25,400	446,532
		1,342,575

Photography / Imaging - 0.4%
Eastman Kodak Co.	34,500	1,208,880
Xerox Corp.	22,800	183,540
		1,392,420

Power Producers - Independents - 0.0%
Calpine Corp.*	24,600	80,196

Publishing - 0.1%
McGraw-Hill Co.'s, Inc.	4,000	241,760

Publishing - Newspapers - 0.2%
Belo Corp.	2,300	49,036
Dow Jones & Co., Inc.	4,200	181,566
Lee Enterprises, Inc.	8,200	274,864
New York Times Co.	3,500	160,055
		665,521

Restaurants - 0.1%
Darden Restaurants, Inc.	15,200	310,840

Retail - Building Supplies - 1.7%
Fastenal Co.	31,100	1,162,829
Home Depot, Inc.	73,900	1,770,644
Lowe's Co.'s, Inc.	60,300	2,261,250
		5,194,723

Retail - Computers & Electronics - 0.3%
Best Buy Co., Inc.*	44,525	1,075,279

Retail - Department Stores - 1.0%
J.C. Penney Co., Inc.	33,500	770,835
Kohls Corp.*	41,800	2,338,710
		3,109,545

Retail - Discounters - 0.5%
Dollar General Corp.	4,200	50,190
Family Dollar Stores, Inc.	43,800	1,366,998
		1,417,188

Retail - Drug Stores - 0.6%
CVS Corp.	63,700	$1,590,589
Walgreen Co.	13,700	399,903
		1,990,492

Retail - Food Chains - 0.2%
Whole Foods Market, Inc.*	11,000	580,030

Retail - General Merchandise - 0.5%
Costco Wholesale Corp.*	7,000	196,420
Target Corp.	49,100	1,473,000
		1,669,420

Retail - Specialty - 1.1%
Bed Bath & Beyond, Inc.*	42,000	1,450,260
Office Depot, Inc.*	64,300	949,068
Staples, Inc.*	48,800	893,040
		3,292,368

Retail - Specialty Apparel - 0.1%
Gap, Inc. (The)	19,200	297,984

Savings & Loan Companies - 0.5%
Staten Island Bancorp, Inc.	13,800	277,932
Washington Mutual, Inc.	37,800	1,305,234
		1,583,166

Services - Advertising / Marketing - 0.0%
Omnicom Group, Inc.	2,200	142,120

Services - Commercial & Consumer - 0.4%
Cerner Corp.*	31,900	997,194
H & R Block, Inc.	2,000	80,400
Pittston Brink's Group	11,300	208,824
Total System Services, Inc.	5,100	68,850
		1,355,268

Services - Computer Systems - 0.3%
Ingram Micro, Inc.*	20,100	248,235
Sungard Data Systems, Inc.*	29,600	697,376
		945,611

Services - Data Processing - 2.0%
Automatic Data Processing, Inc.	25,300	993,025
DST Systems, Inc.*	4,500	159,975
First Data Corp.	67,500	2,390,175
Fiserv, Inc.*	80,200	2,722,790
		6,265,965

Services - Employment - 0.1%
Manpower, Inc.	13,100	417,890
Robert Half International, Inc.*	2,500	40,275
		458,165

Specialty Printing - 0.1%
R.R. Donnelley & Sons Co.	9,300	202,461

Telecommunications - Cell / Wireless - 0.1%
AT&T Wireless Services, Inc.*	46,600	263,290

Telephone - 2.6%
Alltel Corp.	45,700	$2,330,700
BellSouth Corp.	49,800	1,288,326
CenturyTel, Inc.	70,000	2,056,600
Citizens Communications Co.*	23,800	251,090
SBC Communications, Inc.	76,700	2,079,337
		8,006,053

Textiles - Apparel - 0.0%
Russell Corp.	4,400	73,656

Truckers - 0.4%
CNF, Inc.	13,900	462,036
Swift Transportation Co., Inc.	34,600	692,623
		1,154,659

Total Equity Securities (Cost $196,093,346)		178,502,926

	Principal
Commercial Paper - 3.2%	Amount
National Australia Funding (DE), Inc., 1.33%, 1/3/03	$10,000,000	9,999,261

Total Commercial Paper (Cost $9,999,261)		9,999,261

Corporate Obligations - 20.1%
AT&T Canada, Inc.:
7.625%, 3/15/05 #	1,000,000	150,000
7.65%, 9/15/06 +	4,750,000	712,500
Atlantic Mutual Insurance Co., 8.15%, 2/15/28	4,200,000	2,662,212
Autopista del Maipo Sociedad, 7.373%, 6/15/22	500,000	542,825
CNL Funding, 7.721%, 8/25/09	1,623,231	1,796,861
Conseco, Inc., 8.75%, 8/9/06 **	4,250,000	988,125
Continental Airlines, Inc., 2.32%, 12/6/07	1,500,000	1,499,547
EOP Operating LP, 6.375%, 2/15/03	3,000,000	3,012,750
Finova Group, Inc., 7.50%, 11/15/09	7,750,000	2,635,000
First Republic Bank, 7.75%, 9/15/12	500,000	517,285
Hubco, Inc., 7.75%, 1/15/04	1,000,000	1,038,880
HVB Funding Trust III, 9.0%, 10/22/31	500,000	440,750
Impac CMB Trust VRDN, 1.88%, 3/25/33	4,000,000	4,002,560
Interpool Capital Trust, 9.875%, 2/15/27	3,250,000	2,502,500
Interpool, Inc., 7.35%, 8/1/07	800,000	720,000
Jefferies Group, Inc., 7.75%, 3/15/12	1,000,000	1,045,580
JET Equipment Trust, 9.71%, 2/15/15	2,000,000	406,080
LCOR Alexandria LLC, 6.625%, 9/15/19	6,000,000	6,660,600
Liberty Mutual Insurance Co., 7.697%, 10/15/97	5,000,000	3,665,850
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26	2,600,000	910,000
8.30%, 12/1/37	3,500,000	1,225,000
Markel Capital Trust I, 8.71%, 1/1/46	1,500,000	1,216,770
Nortel Networks, Ltd., 6.125%, 2/15/06	2,075,000	1,369,500
Pedernales Electric Cooperative, Inc., 6.202%, 11/15/32	2,000,000	2,045,620
Prudential Holdings, LLC, 7.245%, 12/18/23	3,000,000	3,332,580
Riggs Capital Trust II, 8.875%, 3/15/27	1,500,000	1,330,560
Royal & Sun Alliance Insurance Group plc, 8.95%, 10/15/29	875,000	489,545
Sovereign Bancorp., Inc., 8.0%, 3/15/03	500,000	500,000
Sovereign Bank, 12.18%, 6/30/20	3,458,135	4,772,227
Toll Road Investment Partnership II Discount Notes:
2/15/10	$6,000,000	$4,216,098
2/15/13	5,000,000	2,982,870
2/15/14	4,000,000	2,267,416
2/15/25	2,500,000	602,885

Total Corporate Obligations (Cost $70,953,963)		62,260,976

Municipal Obligations - 8.0%
Alameda California Corridor Transportation Authority Revenue Bonds:
6.50%, 10/1/19	900,000	1,021,887
6.60%, 10/1/29	2,750,000	3,079,505
California State Finance Agency Revenue VRDN, 1.87%, 2/1/23	4,000,000	4,000,000
Connecticut State Housing Finance Authority Revenue VRDN, 1.40%, 11/15/16	7,235,000	7,235,000
Denver Colorado City & County Discount Notes, 12/15/16	3,000,000	1,349,700
Maryland State Economic Development Corp. Authority Revenue Bonds, 8.625%, 10/1/19	750,000	730,200
New Jersey State Economic Development Authority Revenue Discount Notes, 2/15/24	3,000,000	821,010
Oregon State School Boards Association GO Discount Notes, 6/30/16	1,000,000	461,550
Philadelphia Pennsylvania IDA Discount Notes:
4/15/14	1,000,000	548,640
4/15/19	1,000,000	378,100
4/15/21	8,250,000	2,688,345
Phoenix Arizona IDA Revenue Bonds, 6.85%, 12/1/25	2,300,000	2,598,701

Total Municipal Obligations (Cost $23,981,811)		24,912,638

U.S. Government Agency Obligations - 10.1%
Fannie Mae, 6.25%, 11/25/22	696,522	697,309
Federal Home Loan Bank Discount Notes, 0.75%, 1/2/03	29,000,000	28,999,396
Kingdom of Jordan, Guaranteed by the United States Agency of International Development,
8.75%, 9/1/19	1,149,117	1,464,067

Total U.S. Government Agency Obligations (Cost $31,045,759)		31,160,772

U.S. Treasury - 0.7%
U.S. Treasury Bonds, 5.375%, 2/15/31	700,000	763,434
U.S. Treasury Notes:
4.375%, 8/15/12	100,000	104,622
4.00%, 11/15/12	1,375,000	1,395,708

Total U.S. Treasury (Cost $2,230,979)		2,263,764

TOTAL INVESTMENTS (Cost $334,305,119) - 99.6%		309,100,337
Other assets and liabilities, net - 0.4%		1,268,920
Net Assets - 100%		$310,369,257

Net Assets Consist Of:
Par value and paid-in capital applicable to 206,865,801 shares of common stock outstanding; $0.01 par value 1,000,000,000 shares authorized		$380,604,505
Undistributed net investment income		2,162,287
Accumulated net realized gain (loss) on investments		(47,192,753)
Net unrealized appreciation (depreciation) on investments		(25,204,782)

Net Assets		$310,369,257

Net Asset Value per Share		$1.500

#       Security is a defaulted security. As of December 31, 2002, accrued interest of $37,490 has been written off.

+       Security is a defaulted security. As of December 31, 2002, accrued interest of $178,659 has been written off and purchased interest of $10,200 has been reported as an increase to the cost basis of the security.

**       Security is a defaulted security. As of December 31, 2002, accrued interest of $186,948 has been written off and purchased interest of $68,715 has been reported as an increase to the cost basis of the security.

*        Non-income producing.

Abbreviations:

GO: General Obligation

IDA: Industrial Development Authority

LP: Limited Partnership

LLC: Limited Liability Corporation

VRDN: Variable Rate Demand Note

See notes to financial statements.

Balanced Portfolio

Statement of Operations

Year Ended December 31, 2002

Net Investment Income
Investment Income:
Interest income	$9,726,036
Dividend income (net of foreign taxes withheld of $6,947)	1,866,555
Total investment income	11,592,591

Expenses:
Investment advisory fee	1,418,342
Transfer agency fees and expenses	322,417
Directors' fees and expenses	36,237
Administrative fees	917,751
Accounting fees	55,586
Custodian fees	105,594
Reports to shareholders	100,797
Professional fees	37,159
Miscellaneous	49,828
Total expenses	3,043,711
Fees paid indirectly	(19,552)
Net expenses	3,024,159

Net Investment Income	8,568,432

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	(26,667,266)
Change in unrealized appreciation or (depreciation)	(26,406,355)

Net Realized and Unrealized Gain (Loss)	(53,073,621)

Increase (Decrease) in Net Assets
Resulting From Operations	($44,505,189)

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$8,568,432	$10,498,032
Net realized gain (loss)	(26,667,266)	(19,927,684)
Change in unrealized appreciation or (depreciation)	(26,406,355)	(16,218,883)

Increase (Decrease) in Net Assets
Resulting From Operations	(44,505,189)	(25,648,535)

Distributions to shareholders from:
Net investment income	(9,120,285)	(13,356,321)
Net realized gain on investments	--	(6,508,501)
Total distributions	(9,120,285)	(19,864,822)

Capital share transactions:
Shares sold	49,967,224	60,838,508
Reinvestment of distributions	9,120,285	19,864,822
Shares redeemed	(49,223,458)	(41,394,364)
Total capital share transactions	9,864,051	39,308,966

Total Increase (Decrease) in Net Assets	(43,761,423)	(6,204,391)

Net Assets
Beginning of year	354,130,680	360,335,071
End of year (including undistributed net investment income of $2,162,287 and $2,722,765, respectively)	$310,369,257	$354,130,680

Capital Share Activity
Shares sold	30,542,397	31,943,150
Reinvestment of distributions	6,072,094	11,235,759
Shares redeemed	(31,041,631)	(21,793,942)
Total capital share activity	5,572,860	21,384,967

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Foreign Currency Transactions:  The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .425%, of the Portfolio's average daily net assets. Under the terms of the agreement $166,964 was payable at year end.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio.  Under the terms of the agreement $73,023 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $40,110 for the year ended December 31, 2002. Under the terms of the agreement $2,980 was payable at year end. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than U.S. Government and short-term securities, were $586,713,392 and $567,535,503, respectively. U.S. Government security purchases were $967,708,333 and sales were $1,014,434,476.

The cost of investments owned at December 31, 2002 for federal income tax purposes was $341,273,136. Net unrealized depreciation aggregated $32,172,799, of which $9,479,018 related to appreciated securities and $41,651,817 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $18,841,483 and $21,480,988 at December 31, 2002 may be utilized to offset future capital gains until expiration in December 2009 and December 2010, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2002, and December 31, 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary income	$9,120,285	$13,356,321
Long-term capital gain	--	6,508,501
Total	$9,120,285	$19,864,822

As of December 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$2,539,253
Capital loss carryforward	(40,322,471)
Unrealized appreciation (depreciation)	(32,172,799)
Total	($69,956,017)

Reclassifications have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to the treatment of real estate investment trusts for federal tax purposes.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the expected tax treatment of accrued interest on defaulted securities.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2002, purchase and sales transactions were $51,020,000 and $72,614,184, respectively. Net realized gains on sales transactions are $398,074.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). On March 15, 2002 the CVS Calvert Social Balanced Portfolio became ineligible to participate in this agreement because an affiliate of the Bank (SSgA Funds Management, Inc.) became a new equity sub-advisor to the Portfolio. Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2002 was $244,609 at a weighted average interest rate of  2.31%. The maximum amount of these borrowings outstanding during the year ended December 31, 2002 was $5,754,599  during February 2002. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2002.

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Tax Information (Unaudited)

For corporate shareholders a total of 19.67% of the ordinary distributions paid during the taxable year ended December 31, 2002 qualify for the corporate dividends received deduction.

Balanced Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$1.759	$2.003
Income from investment operations
Net investment income	.042	.053
Net realized and unrealized gain (loss)	(.256)	(.192)
Total from investment operations	(.214)	(.139)
Distributions from
Net investment income	(.045)	(.070)
Net realized gains	--	(.035)
Total distributions	(.045)	(.105)
Total increase (decrease) in net asset value	(.259)	(.244)
Net asset value, ending	$1.500	$1.759

Total return	(12.15%)	(6.98%)
Ratios to average net assets:
Net investment income	2.57%	3.00%
Total expenses	.91%	.88%
Expenses before offsets	.91%	.88%
Net expenses	.91%	.87%
Portfolio turnover	552%	751%
Net assets, ending (in thousands)	$310,369	$354,131

		Years Ended
	December 31,	December 31,	December 31,
	2000	1999	1998
Net asset value, beginning	$2.168	$2.138	$1.982
Income from investment operations
Net investment income	.060	.051	.052
Net realized and unrealized gain (loss)	(.125)	.208	.271
Total from investment operations	(.065)	.259	.323
Distributions from
Net investment income	(.036)	(.052)	(0.52)
Net realized gains	(.064)	(.177)	(.115)
Total distributions	(.100)	(.229)	(.167)
Total increase (decrease) in net asset value	(.165)	.030	.156
Net asset value, ending	$2.003	$2.168	$2.138

Total return	(3.04%)	12.12%	16.33%
Ratios to average net assets:
Net investment income	3.09%	2.35%	2.66%
Total expenses	.88%	.89%	.87%
Expenses before offsets	.88%	.89%	.87%
Net expenses	.86%	.86%	.85%
Portfolio turnover	762%	619%	539%
Net assets, ending (in thousands)	$360,335	$349,313	$303,954

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

WILLIAM J. ATHERTON DOB: 01/15/39	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	18	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	18

AmerUs Home Equity

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	18	The Levine School of Music Council on Legal Education Opportunity
BARBARA J. KRUMSIEK DOB: 08/09/52

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	30	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.
reno J. Martini DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert Social Equity Portfolio

Managed by Atlanta Capital Management Company, L.L.C.

Dear Investor:

The Fund started on April 30, 2002. During the eight months ended December 31, 2002, the CVS Calvert Social Equity Fund declined 13.73% and the S&P 500 returned --17.29%.

This is our first annual letter to shareholders of the CVS Calvert Social Equity Fund.  And while the Fund performed well relative to its benchmarks, it was disappointing to record a double-digit decline in absolute terms.  The market's decline was both broad and deep amid the approach of war, disclosures of corporate malfeasance and anemic profit growth.

Investment Climate

The markets were very volatile and sector moves were substantial, as investors seemed to chase groups on the basis of short-term momentum.  This environment aided our stock selection by allowing us to buy low and sell into strength.  This was especially evident during the summer, when many high-quality growth stocks with few fundamental problems declined sharply and presented us with opportunities to build positions we plan to hold over the next several years.

We were premature in anticipating a better stock market.  The market was more like an across-the-board sale at a department store.  After the initial 30%-off sale, not many investors bought, so stocks had to be marked down another 20%.  We believed a better economy would bring out the buyers, but investors were afraid to spend because there were some hard-to-detect fakes and seconds mixed in with the first quality goods.  Daily press reports about conflicts of interest, greed and fraud made people reluctant to trust anyone and least of all, the salesman.

Strategy

Our investment results benefited from Atlanta Capital's high-quality philosophy and disciplines.  We only invest in companies with established records of consistent earnings growth.  By combining our high-quality discipline, our fundamental research and Calvert's identification of socially responsible companies, we avoided companies that went bankrupt or had serious accounting or ethical problems.

The Fund's favorable performance relative to the S&P 500 came from both stock selection and sector weightings. In seven out of ten economic sectors represented by the S&P 500, our selections outperformed, primarily because we avoided the many "torpedo" stocks.  Too often, we observed stocks declining sharply after disclosing that their earnings had been overstated in the past (they had cooked the books on their accounting), or that they had more debt that they had been hiding from investors.

Overall, our stock selection added over 2.5% to investment results, led by good picks in the healthcare, energy, telecom, materials, and consumer discretionary sectors.  Our sector weightings also added almost 1.0% to results, primarily because we overweighted healthcare and telecom services, which were the two best performing sectors, and underweighted consumer discretionary stocks --the second worse performing sector.

CVS Calvert Social Equity Portfolio*

Comparison of change in

value of a hypothetical $10,000 investment.

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

Since Inception (4.30.02)  (13.73%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Outlook

We think we are very near a turning point in the market, and one that will bring with it solid returns on the order of 10% to 15% for the next several years.  Based on history, we should expect even more of a rebound, as the bear market of 2000-2002 surpassed the 1973-1974 market decline in length (30 months) and depth (-49%).  Following large declines, there are generally large gains.  (The market was up 37% in 1975 and 24% in 1976.).

So we counsel staying-the-course with stocks.  In fact, we suggest investors rebalance portfolios to restore the proportion invested in stocks to their long-term allocation.  This means most investors should be buying stocks at these depressed levels and selling bonds.

Three factors make us optimistic for Portfolio performance:

The economy.  While we expect a relatively weak recovery, we see consumers continuing to provide a firm foundation for the economy as real consumer incomes grow, and interest rates and inflation stay low.  On the producer side, manufacturers have reduced inventories and created a base for expansion.  Ultimately, corporations must revive capital expansion budgets to produce the productivity gains that will further fuel the recovery.

Valuations. Given low interest rates, low inflation, and the market's decline over the last three years, stock valuations have come down to very reasonable levels.

History. Markets are showing the signs that have traditionally marked the end of bear phase: stocks that had done well in the early stages are now faltering, both institutions and individuals are selling, and headlines are as bleak as one can imagine.  We believe now is a time to look through the short-term gloom to focus on a more positive and rational view a year from now.

We are optimistic about the future because we see a diversified group of high-quality, socially responsible companies with the potential to grow earnings in almost any economic environment.  Valuations on these securities are the cheapest in the last five years. We appreciate your investment in the Fund, including your perseverance during these challenging times.  We believe we are positioned to make good absolute and relative returns over the next few years and will continue to work hard on your behalf.

Sincerely,

Daniel W. Boone III

Atlanta Capital Management Company, L.L.C.

January 31, 2003

* Calvert Social  Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

Independent Auditors' Report

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Equity Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Equity Portfolio (the "Fund"), one of the portfolios constituting Calvert Variable Series, Inc., as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the period from April 30, 2002 (inception) through December 31, 2002.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Equity Portfolio of Calvert Variable Series, Inc., as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period from April 30, 2002 (inception) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

Equity Portfolio

Statement of Net Assets

December 31, 2002

Equity Securities - 98.2%	Shares	Value
Banks - Major Regional - 2.9%
BB&T Corp.	2,600	$96,174
Mellon Financial Corp.	2,300	60,053
		156,227

Biotechnology - 2.2%
Amgen, Inc.*	2,500	120,850

Chemicals - 2.9%
Air Products & Chemicals, Inc.	2,100	89,775
Praxair, Inc.	1,200	69,324
		159,099

Chemicals - Specialty - 1.1%
Ecolab, Inc.	1,200	59,400

Computers - Hardware - 3.5%
Dell Computer Corp.*	4,000	106,960
Sun Microsystems, Inc.*	27,000	83,970
		190,930

Computers - Networking - 2.9%
Cisco Systems, Inc.*	12,000	157,200

Computers - Peripherals - 1.3%
EMC Corp.*	11,500	70,610

Computers - Software & Services - 5.0%
Adobe Systems, Inc.	3,000	74,403
Jack Henry & Associates, Inc.	5,700	68,628
Microsoft Corp.*	2,500	129,250
		272,281

Distributors - Food & Health - 1.2%
Performance Food Group Co.*	1,900	64,522

Electrical Equipment - 2.5%
Emerson Electric Co.	1,100	55,935
Molex, Inc., Class A	4,000	79,560
		135,495

Electronics - Semiconductors - 2.3%
Intel Corp.	8,000	124,560

Financial - Diversified - 2.2%
Freddie Mac	200	11,810
SEI Investments Co.	4,000	108,720
		120,530

Healthcare - Diversified - 2.3%
Johnson & Johnson	2,300	123,533

Healthcare - Drug - Major Pharmaceutical - 8.2%
Merck & Co., Inc.	2,900	$164,169
Pfizer, Inc.	4,500	137,565
Schering-Plough Corp.	6,500	144,300
		446,034

Healthcare - Managed Care - 2.6%
Wellpoint Health Networks, Inc.*	2,000	142,320

Healthcare - Medical Products & Supplies - 4.6%
Dentsply International, Inc.	3,000	111,600
Medtronic, Inc.	3,000	136,800
		248,400

Household Products - Non-Durable - 1.1%
Colgate-Palmolive Co.	1,100	57,673

Insurance - Life & Health - 2.2%
Aflac, Inc.	4,000	120,480

Insurance - Multi-Line - 5.4%
American International Group, Inc.	2,300	133,055
Hartford Financial Services, Inc.	3,600	163,548
		296,603

Investment Banking / Brokerage - 1.8%
Charles Schwab Corp.	9,000	97,650

Investment Management - 1.9%
Franklin Resources, Inc.	3,000	102,240

Machinery - Diversified - 1.5%
Dover Corp.	2,900	84,564

Manufacturing - Diversified - 1.6%
Pentair, Inc.	2,500	86,375

Manufacturing - Specialized - 2.7%
Aptargroup, Inc.	2,800	87,472
Roper Industries, Inc.	1,600	58,560
		146,032

Natural Gas - 2.8%
Questar Corp.	5,500	153,010

Oil & Gas - Exploration & Production - 2.9%
EOG Resources, Inc.	4,000	159,680

Personal Care - 4.1%
Alberto-Culver Co.	2,400	116,616
Avon Products, Inc.	2,000	107,740
		224,356

Photography / Imaging - 1.1%
Zebra Technologies Corp.*	1,000	57,300

Restaurants - 1.8%
Brinker International, Inc.*	3,000	96,750

Retail - Building Supplies - 2.0%
Home Depot, Inc.	4,500	$107,820

Retail - Discounters - 2.4%
Family Dollar Stores, Inc.	4,100	127,961

Retail - General Merchandise - 3.4%
BJ's Wholesale Club, Inc.*	4,000	73,200
Target Corp.	3,800	114,000
		187,200

Services - Computer Systems - 2.3%
Sungard Data Systems, Inc.*	5,400	127,224

Services - Data Processing - 3.4%
Concord EFS, Inc.*	6,000	94,440
Fiserv, Inc.*	2,600	88,270
		182,710

Services - Facility - 1.4%
ABM Industries, Inc.	5,000	77,500

Telephone - 4.7%
Alltel Corp.	3,200	163,200
SBC Communications, Inc.	3,500	94,885
		258,085

Total Equity Securities (Cost $5,671,669)		5,343,204

TOTAL INVESTMENTS (Cost $5,671,669) - 98.2%		5,343,204
Other assets and liabilities, net - 1.8%		97,491
Net Assets - 100%		$5,440,695

Net Assets Consist Of:
Par value and paid-in capital applicable to 420,294 shares of common stock outstanding; $0.01 par value 1,000,000,000 shares authorized		$5,814,675
Undistributed net investment income		827
Accumulated net realized gain (loss) on investments		(46,342)
Net unrealized appreciation (depreciation) on investments		(328,465)

Net Assets		$5,440,695

Net Asset Value per Share		$12.94

*     Non-income producing.

See notes to financial statements.

Equity Portfolio

Statement of Operations

From Inception April 30, 2002

through December 31, 2002

Net Investment Income
Investment Income:
Interest income	$852
Dividend income	16,157
Total investment income	17,009

Expenses:
Investment advisory fee	8,256
Transfer agency fees and expenses	442
Directors' fees and expenses	313
Administrative fees	3,303
Accounting fees	875
Custodian fees	8,332
Professional fees	9,062
Miscellaneous	131
Total expenses	30,714
Reimbursement from Advisor	(13,427)
Fees paid indirectly	(1,105)
Net expenses	16,182

Net Investment Income	827

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	(46,342)
Change in unrealized appreciation or (depreciation):	(328,465)

Net Realized and Unrealized Gain (Loss)	(374,807)

Increase (Decrease) in Net Assets
Resulting From Operations	($373,980)

See notes to financial statements.

Equity Portfolio

Statement of Changes in Net Assets

From Inception
April 30, 2002
Through
December 31,
Increase (Decrease) in Net Assets	2002
Operations:
Net investment income	$827
Net realized gain (loss) on investments	(46,342)
Change in unrealized appreciation (depreciation)	(328,465)

Increase (Decrease) in Net Assets
Resulting From Operations	(373,980)

Capital share transactions:
Shares sold	6,011,980
Shares redeemed	(197,305)
Total capital share transactions	5,814,675

Total Increase (Decrease) in Net Assets	5,440,695

Net Assets
Beginning of period	--
End of period (including undistributed net investment income of $827)	$5,440,695

Capital Share Activity
Shares sold	435,557
Shares redeemed	(15,263)
Total capital share activity	420,294

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The Portfolio commenced operations on April 30, 2002. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50%, of the Portfolio's average daily net assets. Under the terms of the agreement, $5,424 was payable at period end.

The Advisor has agreed to limit annual portfolio operating expenses (net of expense offset arrangements) through April 30, 2003. The contractual expense cap is .98%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items. For the period ended December 31, 2002, the total of such expenses reimbursed was $13,427.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $861 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $89 for the period ended December 31, 2002. Under the terms of the agreement, $31 was payable at period end. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $6,111,885  and $393,873, respectively.

The cost of investments owned at December 31, 2002 for federal income tax purposes was $5,689,209. Net unrealized depreciation aggregated $346,005, of which $36,622 related to appreciated securities and $382,627 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $28,802 at December 31, 2002 may be utilized to offset future capital gains until expiration in December 2010.

As of December 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$827
Capital loss carryforward	(28,802)
Unrealized appreciation (depreciation)	(346,005)
Total	($373,980)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no borrowings outstanding during the period.

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors. Since the Portfolio commenced operations on April 30, 2002, Arthur Andersen did not perform any audits of the Portfolio's financial statements.

Equity Portfolio

Financial Highlights

Period Ended
December 31,
2002**
Net asset value, beginning	$15.00
Income from investment operations
Net realized and unrealized gain (loss)	(2.06)
Total from investment operations	(2.06)
Total increase (decrease) in net asset value	(2.06)
Net asset value, ending	$12.94

Total return*	(13.73%)
Ratios to average net assets:
Net investment income (loss)	.05% (a)
Total expenses	1.86% (a)
Expenses before offsets	1.05% (a)
Net expenses	.98% (a)
Portfolio turnover	16%
Net assets, ending (in thousands)	$5,441

(a)     Annualized

*        Total return is not annualized for periods less than one year.

**       From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

WILLIAM J. ATHERTON DOB: 01/15/39	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	18	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	18

AmerUs Home Equity

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	18	The Levine School of Music Council on Legal Education Opportunity
BARBARA J. KRUMSIEK DOB: 08/09/52

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	30	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.
reno J. Martini DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert Income Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

The CVS Calvert Income Portfolio was launched on April 30, 2002.  From inception to December 31, 2002, the Fund returned 6.62%, outperforming the 5.81% return of the Lipper VA BBB Rated Fund Index, while underperforming the 8.06% return of Lehman Aggregate Bond Index.

Investment Climate

Like the stock market, the tone of the corporate bond market was awful in 2002. The number of companies defaulting on bonds was unprecedented. In light of a sluggish economy, a declining job market and various dangerous world situations in Iraq, Israel, Venezuela, and the constant threat of terrorist activities, it was difficult for the corporate bond market to achieve a comfort level.

Strategy

The Portfolio benefited by creating a solid defensive core of higher rated positions that performed exceedingly well in this deteriorating market place. Markdowns were limited to a few names. We have attempted to eliminate positions that could dramatically and negatively impact the Fund's performance in the future by imposing a number of risk control measures.

Outlook

Although corporate bond performance improved in the latter part of 2002, we remain concerned given the current geopolitical risks and continued economic uncertainty.  Our allocation to less risky classes (cash, governments, agencies, AAA-rated securities, and money market instruments) remains over 60% of the Portfolio.  We will become less conservative as our outlook improves.

Sincerely,

Gregory Habeeb

Calvert Asset Management Company

January 31, 2003

CVS Calvert Income Portfolio*

Comparison of change in

value of a hypothetical $10,000 investment.

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

Since Inception (4.30.02)  6.62%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

* Calvert Income Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Income Fund of the Calvert Fund. Performance of the two funds will differ.

Independent Auditors' Report

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Income Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Income Portfolio (the "Fund"), one of the portfolios constituting Calvert Variable Series, Inc., as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the period from April 30, 2002 (inception) through December 31, 2002.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Income Portfolio of Calvert Variable Series, Inc., as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period from April 30, 2002 (inception) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

Income Portfolio

Statement of Net Assets

December 31, 2002

	Principal
Corporate Bonds - 57.1%	Amount	Value
Agfirst Farm Credit Bank, 8.393%, 12/15/16	$200,000	$229,364
American Airlines, 2.02%, 9/23/07	250,000	250,008
AT&T Canada, Inc., 7.65%, 9/15/06 #	475,000	71,250
Atlantic Mutual Insurance Co., 8.15%, 2/15/28	150,000	95,079
Autopista del Maipo Sociedad, 7.373%, 6/15/22	100,000	108,565
Bear Stearns Co.'s, Inc., 4.00%, 1/31/08	100,000	101,407
Captec Franchise Trust, 6.504%, 5/25/05	78,798	79,000
CNL Funding, 7.721%, 8/25/09	202,904	224,608
Conseco, Inc., 8.75%, 8/9/06 +	200,000	46,500
Continental Airlines, Inc. 2.32% 12/6/07	150,000	149,955
Corporate Property Investors, 7.05%, 4/1/03	100,000	100,900
Countrywide Credit Industries, Inc. 5.25% 5/22/03	100,000	101,254
Finova Group, Inc., 7.50%, 11/15/09	830,000	282,200
First Republic Bank, 7.75%, 9/15/12	50,000	51,728
Ford Motor Co.:
6.125%, 4/28/03	400,000	404,200
7.45%, 7/16/31	100,000	87,034
General Motors Acceptance Corp., 8.00%, 11/1/31	400,000	402,856
General Motors Corp., 7.00%, 6/15/03	15,000	15,176
Hertz Corp.:
6.00%, 1/15/03	500,000	500,250
1.9275%, 8/13/04	100,000	92,000
Household Finance Corp.:
2.91%, 12/16/04	450,000	450,018
6.375%, 11/27/12	250,000	263,865
Hudson United Bancorp., Inc., 8.20%, 9/15/06	200,000	218,618
HVB Funding Trust III, 9.00%, 10/22/31	100,000	88,150
Impac CMB Trust:
1.88%, 8/25/32	249,513	249,672
1.85%, 11/25/32	321,686	321,889
Interpool Capital Trust, 9.875%, 2/15/27	500,000	385,000
Liberty Mutual Insurance Co.:
8.20%, 5/4/07	150,000	154,561
7.697%, 10/15/97	200,000	146,634
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26	450,000	157,500
8.30%, 12/1/37	100,000	35,000
Markel Capital Trust I, 8.71%, 1/1/46	265,000	214,963
New Valley Generation II:
5.572%, 5/1/20	140,227	150,530
5.131%, 1/15/21	100,000	102,625
Nortel Networks Corp., 6.125%, 2/15/06	200,000	132,000
Pedernales Electric Coop, Inc., 6.202%, 11/15/32	500,000	512,465
PHH Corp., 8.125%, 2/3/03	260,000	259,997
Prudential Holdings, LLC, 7.245%, 12/18/23	150,000	166,629
Raytheon Co., 7.90%, 3/1/03	300,000	302,451
Riggs Capital Trust II, 8.875%, 3/15/27	100,000	88,704
Sovereign Bancorp., Inc.:
8.625%, 3/15/04	300,000	310,494
10.20%, 6/30/05	116,250	131,944
Sprint Capital Corp., 6.90%, 5/1/19	100,000	82,000
TIERS Trust, 8.45%, 12/1/17	219,620	77,357
Toll Road Investment Partnership II Discount Notes, 2/15/06	300,000	271,702

Total Corporate Bonds (Cost $8,913,728)		8,668,102

	Principal
Taxable Municipal Obligations - 23.4%	Amount	Value
Alameda California Corridor Transportation Authority Revenue Bonds:
6.50%, 10/1/19	$100,000	$113,543
6.60%, 10/1/29	250,000	279,955
Columbus Georgia Development Authority Revenue VRDN, 1.45%, 4/1/20	840,000	840,000
California State Housing Finance Agency Revenue VRDN, 1.87%, 2/1/23	300,000	300,000
Denver City & County School District Number 1 Discount Notes, 12/15/16	500,000	224,950
Indiana State Economic Development Finance Authority Revenue VRDN, 1.64%, 9/1/16	195,000	195,000
New Jersey Economic Development Authority Revenue Discount Notes, 2/15/24	200,000	54,734
Oregon School Boards Associations Discount Notes, 6/30/16	200,000	92,310
Philadelphia Pennsylvania IDA Discount Notes Zero Coupon, 4/15/21	650,000	211,809
Phoenix Arizona IDA Revenue Bonds, 6.85%, 12/1/25	200,000	225,974
Washington State MFH Revenue VRDN, 1.55%, 2/1/28	1,020,000	1,020,000

Total Taxable Municipal Obligations (Cost $3,479,186)		3,558,275

U.S. Government Agencies
and Instrumentalities - 3.3%
Federal Home Loan Bank Discount Notes, 1/2/03	500,000	499,990

Total U.S. Government Agencies and Instrumentalities (Cost $499,990)		499,990

U.S. Treasuries - 13.3%
U.S. Treasury Bonds, 5.375%, 2/15/31	545,000	594,388
U.S. Treasury Notes:
3.00%, 11/15/07	175,000	177,121
4.375%, 8/15/12	730,000	763,741
4.00%, 11/15/12	475,000	482,153

Total U.S. Treasuries (Cost $1,978,655)		2,017,403

Equity Securities - 0.7%	Shares
First Republic Capital Corp. (Preferred)	100	102,000

Total Equity Securities (Cost $99,000)		102,000

TOTAL INVESTMENTS (Cost $14,970,559) - 97.8%		14,845,770
Other assets and liabilities, net - 2.2%		337,076
Net Assets - 100%		$15,182,846

Net Assets Consist Of:
Par value and paid-in capital applicable to 982,160 shares of common stock outstanding; $0.01 par value 1,000,000,000 shares authorized		$14,850,498
Undistributed net investment income		204,281
Accumulated net realized gain (loss) on investments		252,856
Net unrealized appreciation (depreciation) on investments		(124,789)

Net Assets		$15,182,846

Net Asset Value per Share		$15.46

Abbreviations:

IDA: Industrial Development Authority

MFH: Multi-Family Housing

VRDN: Variable Rate Demand Note

#       Security is a defaulted security. As of December 31, 2002, accrued interest of $17,873 has been written off and purchased interest of $6,545 has been reported as an increase to the cost basis of the security.

+       Security is a defaulted security. As of December 31, 2002, accrued interest of $8,893 has been written off and purchased interest of $7,681 has been reported as an increase to the cost basis of the security.

See notes to financial statements.

Income Portfolio

Statement of Operations

From Inception April 30, 2002

through December 31, 2002

Net Investment Income
Investment Income:
Interest income	$521,943
Dividend income	5,250
Total investment income	527,193

Expenses:
Investment advisory fee	34,461
Transfer agency fees and expenses	2,304
Directors' fees and expenses	1,232
Administrative fees	25,845
Accounting fees	1,132
Custodian fees	15,133
Reports to shareholders	443
Professional fees	11,073
Miscellaneous	65
Total expenses	91,688
Reimbursement from Advisor	(5,235)
Fees paid indirectly	(2,025)
Net expenses	84,428

Net Investment Income	442,765

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	505,319
Change in unrealized appreciation or (depreciation) on investments	(124,789)

Net Realized and Unrealized Gain (Loss)	380,530

Increase (Decrease) in Net Assets
Resulting From Operations	$823,295

See notes to financial statements.

Income Portfolio

Statement of Changes in Net Assets

From Inception
April 30, 2002
Through
December 31,
Increase (Decrease) in Net Assets	2002
Operations:
Net investment income	$442,765
Net realized gain (loss) on investments	505,319
Change in unrealized appreciation (depreciation)	(124,789)

Increase (Decrease) in Net Assets
Resulting From Operations	823,295

Distributions to shareholders from:
Net investment income	(238,484)
Net realized gain	(252,463)
Total distributions	(490,947)

Capital share transactions:
Shares sold	17,797,828
Reinvestment of distributions	490,947
Shares redeemed	(3,438,277)
Total capital share transactions	14,850,498

Total Increase (Decrease) in Net Assets	15,182,846

Net Assets
Beginning of period	--
End of period (including undistributed net investment income of $204,281)	$15,182,846

Capital Share Activity
Shares sold	1,175,046
Reinvestment of distributions	31,683
Shares redeemed	(224,569)
Total capital share activity	982,160

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The Portfolio commenced operations on April 30, 2002. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .40%, of the Portfolio's average daily net assets. Under the terms of the agreement $10,214 was payable at period end.

The Advisor has agreed to limit annual portfolio operating expenses (net of expense offset arrangements) through April 30, 2003. The contractual expense cap is .98%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items. For the period ended December 31, 2002, the total of such expenses reimbursed was $5,235.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's annual average daily net assets. Under the terms of the agreement $3,761 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the

Portfolio. For its services, CSSI received a fee of $817 for the period ended December 31, 2002.  Under the terms of the agreement $127 was payable at period end. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than U.S. Government and short-term securities, were $55,596,845 and $47,056,757, respectively. U.S. Government security purchases and sales were $22,973,820 and $21,304,693, respectively.

The cost of investments owned at December 31, 2002 for federal income tax purposes was $14,989,866. Net unrealized depreciation aggregated $144,096, of which $258,368 related to appreciated securities and $402,464 related to depreciated securities.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically, short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended December 31, 2002, purchases and sales transactions were $9,685,000 and $7,630,000.

The tax character of dividends and distributions paid during the period ended December 31, 2002  were as follows:

Distributions paid from:	2002
Ordinary income	$490,947
Total	$490,947

As of December 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$476,542
Unrealized appreciation (depreciation)	(144,096)
Total	$332,446

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the expected tax treatment of accrued interest on defaulted securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the period ended December 31, 2002 was $24,488 at a weighted average interest rate of 2.07%. The maximum amount of these borrowings outstanding during the period ended December 31, 2002 was $1,021,605 during July 2002. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2002.

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors. Since the Portfolio commenced operations on April 30, 2002, Arthur Andersen did not perform any audits of the Portfolio's financial statements.

Tax Information (Unaudited)

For corporate shareholders a total of 1.07% of the ordinary distributions paid during the taxable year ended December 31, 2002 qualify for the corporate dividends received deduction.

Income Portfolio

Financial Highlights

Period Ended
December 31,
2002**
Net asset value, beginning	$15.00
Income from investment operations
Net investment income (loss)	.58
Net realized and unrealized gain (loss)	.41
Total from investment operations	.99
Distributions from:
Net investment income	(.26)
Net realized and unrealized gain	(.27)
Total from investment operations	(.53)
Total increase (decrease) in net asset value	.46
Net asset value, ending	$15.46

Total return*	6.62%
Ratios to average net assets:
Net investment income (loss)	5.14% (a)
Total expenses	1.06% (a)
Expenses before offsets	1.00% (a)
Net expenses	.98% (a)
Portfolio turnover	788%
Net assets, ending (in thousands)	$15,183

(a)     Annualized

*        Total return is not annualized for periods less than one year.

**       From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.   Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

WILLIAM J. ATHERTON DOB: 01/15/39	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	18	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	18

AmerUs Home Equity

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	18	The Levine School of Music Council on Legal Education Opportunity
BARBARA J. KRUMSIEK DOB: 08/09/52

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	30	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.
reno J. Martini DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Portfolios

Funds within Calvert Variable Series, Inc.

Annual Report

December 31, 2002

Ameritas Portfolios

Funds within Calvert Variable Series, Inc.

Annual Report, December 31, 2002

Table Of Contents

1	Portfolio Manager Remarks
19	Independent Auditors' Report
20	Schedules of Investments
72	Notes to Schedules of Investments
73	Statements of Assets and Liabilities
77	Statements of Operations
81	Statements of Changes in Net Assets
92	Notes to Financial Statements
98	Financial Highlights
108	Explanation of Financial Tables
110	Director and Officer Information Table

Ameritas Growth Portfolio

Ameritas MidCap Growth Portfolio

Ameritas Income & Growth Portfolio

Portfolios within Calvert Variable Series, Inc.

Managed by Fred Alger Management, Inc.

A word from portfolio management:

Markets & Investment Climate

The twelve months ended December 31, 2002 was an extraordinarily difficult period for equity securities.  The first quarter of the year brought an abrupt end to the momentum experienced in the last few months of 2001. After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve failed to cut the Fed Funds rate any further during the quarter.  Furthermore, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally. On aggregate over the three-month period, growth stock indices finished in negative territory while value stock indices were mostly flat.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of further corporate malfeasance. Furthermore, while the Federal Reserve continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large cap stocks leading the downturn.

Markets continued their downward spiral throughout the third quarter. Unsettled by negative earnings pre-announcements, weaker consumer confidence and disappointing job growth, investors found very little reason to buy. Furthermore, concern over a possible war with Iraq and unresolved corporate accounting scandals helped to exacerbate the selling. Despite the steep decline in stock prices, the Federal Reserve decided against any further rate cuts during the three month period. July, August and September saw the continued collapse of most equity indices, with small cap stocks leading the decline. By the end of September, the Nasdaq had dropped to six-year lows while the S&P 500 reached lows not seen in over five years.

After three consecutive quarters of declines, equity markets found some much needed relief in the fourth quarter of 2002. Fueled in part by solid earnings from bellwethers like Citigroup, IBM and General Motors, a Republican sweep in the midterm elections, and the resignation of Harvey Pitt from the SEC, markets trended higher during the first two months of the fourth quarter.  Investor optimism was further encouraged by a larger-than-expected 50 basis point rate cut on November 6th. The positive momentum, however, came to a sudden end during the final month of the year. With escalating tensions in Iraq and North Korea, continued political turmoil in Venezuela, a weak holiday shopping season and the highest unemployment rate in eight years, investors, once again, reversed course and began to unload their equity positions.

December saw the collapse of most equity indices, with growth stocks leading the downturn. As 2002 began to wind down, economic and geopolitical uncertainty seemed to be largely driving the markets. Nevertheless, investors seemed to be cautiously optimistic that 2003 would bring an ultimate end to three straight years of market declines.

Investment Strategy

Throughout the year, the management of the Portfolios remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Unfortunately, management's growth stock philosophy was a detriment during a period in which value severely outperformed growth. Furthermore, management does not make widespread attempts at timing market movements. Therefore, the Portfolios were close to fully invested throughout the difficult twelve-month period.

Performance

Ameritas Growth

For the year ended December 31, 2002, the Portfolio returned -33.26%, missing the S&P 500 Index return of -22.09%.  Over the same time period, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Fund Index returned -27.88% and -28.11%, respectively. The Portfolio benefited from strong security selection in the Consumer Staples sector, but was hurt by an overweighting in the weak Technology sector. Throughout the year, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Unfortunately, management's growth stock philosophy was a detriment during a period in which value significantly outperformed growth.

Ameritas MidCap Growth

For the year ended December 31, 2002, the Portfolio returned --29.90%, missing the Russell MidCap Growth Index return of  -27.41%. Over the same time period, the S&P MidCap 400 Index and the Lipper Mid-Cap Growth Fund Index returned --14.51% and -28.47%, respectively.  The Portfolio benefited from an overweighting in the strong Consumer Discretionary sector, but was hurt by poor performing Technology stocks. Throughout the year, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Unfortunately, management's growth stock philosophy was a detriment during a period in which value significantly outperformed growth.

Ameritas Income & Growth

For the year ended December 31, 2002, the Portfolio returned -30.44%, missing the S&P 500 Index return of -22.09%.  Over the same time period, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Fund Index returned -27.88% and -28.11%, respectively. The Portfolio benefited from strong security selection in the Consumer Staples sector, but was hurt by an overweighting in the weak Technology sector. Throughout the year, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Unfortunately, management's growth stock philosophy was a detriment during a period in which value significantly outperformed growth.

Outlook

Over the past two years, the economy was caught in the middle of a "perfect storm:" a combination of the severe equity decline, the aftershocks of 9/11, the crisis of investor confidence in the wake of Wall Street scandals, and the consolidation and commoditization of the tech industry. However, during the last several months, it seems that some semblance of calm has returned. While moods are difficult to predict, the markets have both stabilized and gained ground since early October. In addition, investors, we trust, are beginning to recognize the relative attractiveness of stocks compared to bonds. This will be an added plus for equities on a going forward basis. For the time being, there seems to be a respite from the financial and geopolitical drama that has become so familiar. While 2003 will likely see new issues, it is unlikely that we will be buffeted by another perfect storm. Given how well the economy has weathered recent events, we expect that it will do even better in the upcoming months, now that the storm has run its course.

Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(33.26%)
Since inception (11.1.99)	(16.04%)

1	Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2	For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

MidCap Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(29.90%)
Since inception (11.1.99)	(3.53%)

1	Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2	For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

The Portfolio changed its primary benchmark to the more correlated Russell MidCap Growth Index in September 2002.

Past performance does not indicate future results.

Income & Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE

Average Annual Total Return

(period ended 12.31.02)

One year	(30.44%)
Since inception (11.1.99)	(8.10%)

1	Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2	For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Small Capitalization Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by John McStay Investment Counsel (JMIC)

A word from portfolio management:

Markets & Investment Climate

Market performance has been unusual over the last four years. Market leadership has swung wildly from one group to another -- from the technology bubble of 1999-2000 to the excessive enthusiasm for value stocks since the tech bubble burst. Often market leadership would swing from one of these two groups to the other quite abruptly, making it very difficult for portfolio managers to position portfolios. Only during calendar year 2000 did good companies operating good businesses outperform. As you know, the JMIC process is built on owning companies that meet our quality and growth criteria. In recent periods, our results have reflected a style and process that did not participate as well in the environment. As we move into 2003 and beyond, we believe that owning these types of companies that meet our stringent criteria, will again produce positive investment results.

October and November of 2002 exhibited a speculative rally, driven by the shares of very small, non-profitable companies.  The shares of companies with strong, consistent earnings growth did not participate in this rally. The stocks that performed best were those of the low quality companies that had been decimated prior to October 9, 2002.  The stocks that were down sharply for the year rallied very strongly from that point.

Our attribution analysis showed that the stocks that pulled up the indices in October and November had tiny market capitalizations, and had no earnings.  These stocks very clearly did not meet the growth and quality standards that we apply in building our portfolios.

We also studied the performance of the good companies operating good businesses that formed the cores of our portfolios.  These companies have generated high rates of earnings growth over long periods of time.  These stocks held up very well during most of the bear market of 2000 to 2002.  In the late stage of the bear market, investors dumped these stocks, despite the companies' continued strong earnings growth.  We reduced positions in Sungard Data Systems (SDS) and BISYS Group (BSG) due to their violations of technical sale disciplines, and we may well repurchase them in a more constructive market.  We have fortunately maintained our position in Affiliated Computer Services (ACS).  Affiliated has recovered strongly from investors' late bear market dumping of the stock.  The company has not missed a beat.

Our studies show that stock prices are linked to earnings growth rates over the long term.  During the last four years, speculative frenzy has overridden this linkage.  Since 1999, investors have disregarded quality and growth rates of earnings.  Investors have swung violently from Internet stocks (1999 through the first quarter of 2000) to small banks and thrifts (the second quarter of 2000 through the third quarter of 2002) to tiny, speculative companies with no earnings (fourth quarter of 2002).  We believe that earnings growth and quality will again become the primary driver of stock prices, as they have been through history.  We view 2003 as a coming return to reality, and an end of speculative swings.

Throughout the market's speculative swings, we have maintained our strong focus on good companies operating good businesses.  We did not depart from our investment process in the slightest.  Your portfolio is well positioned to capitalize on a return of leadership to companies possessing strong, consistent profit growth.

Investment Strategy

The Portfolio seeks to invest in quality smaller capitalization growth companies which exhibit repeatable, proven business models and seasoned management teams.  Portfolio Management is teamed-based with nine seasoned portfolio managers selecting stocks in 10-12 industries.  Each portfolio manager has extensive experience selecting stocks in his or her industry expertise and the team, in aggregate, has over 250 years of stock picking experience and over two decades of portfolio management experience.

Despite the tough economic times, we remain steadfast in our disciplines of identifying superior growth companies that are attractively valued. We will avoid the investment trap of chasing stocks that are bouncing on false hopes. This temptation can create serious damage to performance. Our team of portfolio managers is dedicated to rigorously implementing our investment process and philosophy.

Performance

The Portfolio returned --35.24% for the year ending December 31, 2002 compared to the Portfolio's benchmark, the Russell 2000 Growth, which returned --30.26% for the year.

Outlook

While we are happy to see 2002 behind us, we are encouraged about our prospects going forward.  Throughout this difficult period, though our results have reflected a style and process that did not fare as well in the market environment, we have not wavered from our commitment to the JMIC process. This process is built on owning companies which we view as high quality, that are selling at reasonable valuations. Over time our long-term returns have approximated the underlying earnings growth of the companies in the portfolios.  As we move into 2003 and beyond, we believe that owning what we believe are good companies in good businesses will again produce superior investment results.

Without being too precise on whether we have seen the lows or exactly when the market will bottom, we feel rather strongly that the market is in a bottoming process.  In our estimation, the direction of the next major move will be up; we believe, in that environment, our portfolios can begin to outperform the respective indices against which our performance is measured.  For these reasons, we believe now is a time to be invested in quality growth stocks such as those in our growth portfolios.  These are companies that provide the fuel for the world's greatest engine of growth, the United States' economy, which is doing reasonably well, with corporate profits recovering nicely from depressed levels.  When investor confidence improves and economic growth accelerates, we believe your portfolio will do very well.

Small Capitalization Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(35.24%)
Since inception (11.1.99)	(22.90%)

1	Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2	For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective November 2001.

Ameritas Emerging Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Markets & Investment Climate

Market environment proved difficult

The period began on an upbeat note but, in the end, proved quite challenging. After rallying in the final months of 2001, stocks experienced a strong downdraft that started in the spring of 2002 and lasted for most of the period. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors were expecting a recovery in corporate earnings in the second half of the year. When it became clear that was not happening, growth expectations fell and stock prices followed them downward. Additional factors such as geopolitical tension over Iraq and corporate accounting scandals added to the market's woes.

In October, stock markets reversed direction again, and we saw a fourth-quarter rally. Investor psychology seemed to turn around, in part because third-quarter earnings in general were somewhat encouraging. We think investors began to look beyond near-term weakness and become more optimistic about 2003. For the period overall, however, most equity market indices still showed double-digit declines.

Investment Strategy

Leisure and financial services holdings helped performance

In the leisure sector, we correctly anticipated that advertising spending would improve, benefiting broadcasting holdings such as Fox Entertainment, Viacom, and Clear Channel Communications. In the financial services area, several brokerage stocks helped performance, including Merrill Lynch & Co. and Goldman Sachs. Although the brokerage industry was under tremendous pressure over the period from weak equity markets, declining investment banking activity, and investigations into business practices, many firms managed to seriously reduce costs and improve profitability.

Our analysts also uncovered company-specific opportunities across a range of industries. One example was Forest Laboratories, a pharmaceutical firm that introduced Lexapro, a promising new antidepressant. In the beaten-down technology sector, printer manufacturer Lexmark was one of the rare companies that exceeded earnings expectations. After strong printer sales over the past few years, the company benefited from large sales of ink cartridges, which are far more profitable than printers.

Detractors from performance

In addition to an overall down market, three areas were largely responsible for the portfolio's negative performance: technology holdings overall; an underweighting in consumer staples stocks, which did well over the period; and several large holdings that stumbled.

Going into the period, we had a large overweighting in technology, much of it in smaller companies that we felt had high growth potential. As the market turned against technology and toward more defensive stocks, many of our holdings fell sharply. We came to believe that technology spending by corporations would remain soft for the near term, and we cut back our technology holdings considerably. By the end of the period, the portfolio was underweighted in technology, relative to its benchmark, for the first time in many years. Many of our remaining tech positions were in larger, more established companies.

As a relatively aggressive growth offering, the portfolio has historically been underweighted in the consumer staples area because we have not considered those stocks to be aggressive growth opportunities. That worked against us in the short term, however, as companies that make things such as toothpaste, soap, and diapers -- everyday necessities that consumers purchase regardless of the state of the economy -- did relatively well in a down market.

Finally, several of our larger holdings declined because of high-profile problems. At Tyco, the discovery that the CEO had been cheating on state income taxes led to further revelations about misdeeds by much of his management team. This management impropriety caused business disruption and a loss of investor confidence that hurt the stock's valuation. Hospital concern Tenet Healthcare's stock declined on disclosures that aggressive price increases had allowed the firm to capture dubiously high Medicare reimbursements. The problems at both Tenet and Tyco resulted from issues that were, in our view, very difficult for a research analyst to uncover. By the end of the period, we had sold our Tenet stock and reduced our Tyco holdings to a very small position.

We also had problems with some other health care holdings. At Baxter International, we failed to anticipate that pricing of a key product would weaken as supply caught up with demand. We sold our Baxter holdings by the end of the period. At Genzyme, we did not know that the company had been oversupplying its distributors with Renagel, a kidney drug that is Genzyme's largest-selling product. Sales suffered for a time as the distributors worked through excess inventory, and the stock fell. However, we continue to believe in Genzyme over the longer term, and in fact used the drop in share price as an opportunity to increase our holdings.

Performance

For the 12 months ended December 31, 2002, the portfolio provided a total return of --34.32%.  This compared to a return of --28.03% over the same period for the portfolios' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

Outlook

We think we are seeing the early stages of an economic recovery. For the first time in several years, we saw positive earnings growth on a year-over-year basis in the second quarter of 2002, and we see that continuing. We've been through three years of a very weak economic and market environment; coming out of that, we think an aggressively positioned growth portfolio may have the opportunity to perform well.

Emerging Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(34.32%)
Since inception (11.1.99)	(19.73%)

1	Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2	For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Research Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Markets & Investment Climate

All of the sectors in the S&P 500 posted negative returns for 2002. This was the first time all sectors were down since Standard & Poor's started collecting sector data in 1981. Deteriorating economic conditions, corporate accounting scandals, and the possibility of war with Iraq contributed to the market's decline. Technology, telecommunications, and utilities stocks were particularly hard hit; each was down more than 30% for the year.

Fortunately, we owned few utilities and, relative to the S&P 500, were underweighted in technology and telecommunications. Utilities were weak because of overcapacity and lower revenues that were the result of higher costs, fall out from the Enron scandals, and weak balance sheets. Technology stocks suffered primarily from a lack of corporate spending. Telecommunications companies performed poorly in the face of fierce competition for customers.

Investment Strategy

Solid returns from financial and defense stocks

Relative to our benchmark, the Portfolio was overweighted in financials, especially property and casualty insurance companies and those holdings helped performance. For the past 12 months, property and casualty insurers were able to increase premiums. As a group, many firms in the sector were up modestly at a time when the rest of the market was down. Within banking, Bank of America, with its strong consumer base and limited exposure to Latin American debt, was a standout for the fund because of the strong performance of its consumer business lines.

Weak performance from selected stocks

Although financials did well for us as a group, there were a few individual firms that did not perform well at all. FleetBoston was hurt by its exposure to turbulent markets in Brazil and Argentina. Capital One, a credit card company, was forced by regulators to increase its bad loan and capital reserves because the company had aggressively pursued consumers with weak credit histories.

Other stocks that performed particularly poorly for the portfolio were Tyco, Bristol-Myers Squibb, and AmDocs.  Mismanagement and accounting scandal rocked Tyco. Bristol-Myers' stock declined as many of its drugs came off patent protection. Amdocs Ltd., a software firm that supports the telecommunications industry, was hurt when accounting scandals at its two biggest clients, WorldCom and Qwest, hit those firms.

Future opportunities from pharmaceuticals and underpriced stocks

We think that many of the strong performing financial stocks are nearing fair value, and we would expect to start switching some of those assets to other holdings. After a year of falling prices, pharmaceutical stocks are now attractively valued in our opinion. Eli Lilly, Pfizer, and Forest Labs each have a potentially strong lineup of drugs in the approval pipeline and face limited competition from generic drugs.

Performance

For the 12 months ended December 31, 2002, the portfolio provided a return of -24.73%.  This compared with a return of --22.09% over the same period for the Portfolio's benchmark, the Standard and Poor's 500 Stock Index (the S&P 500).  The S&P 500 is a commonly used measure of the broad stock market.

Outlook

After a difficult year in the market, we're finding many stocks whose prices are well below what we think they're worth. In particular, we're interested in larger, well-known names in established markets. We feel that some of these well-run companies were unfairly punished by market declines in 2002. We'll be looking closely at companies where we see relatively stable earnings and a broad business mix. We think that business mix is important; if one division of a company falters, other more successful business units may be able to make up the lost earnings.

Research Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(24.73%)
Since inception (11.1.99)	(12.81%)

1	Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2	For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Growth With Income Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Markets & Investment Climate

A sluggish economy, a lack of corporate spending, earnings disappointments, corporate accounting scandals, and fears over war with Iraq undermined investor confidence and resulted in negative returns. Gains made in October and November were somewhat negated by December's mixed economic signals. For the year, a lack of consumer and corporate spending on technology continued to send technology stocks downward and that impacted all broad market indices.

Investment Strategy

Contributions from leisure, networking, telecommunications

We were overweighted in leisure stocks relative to our benchmark throughout the year and those positions were the biggest contributor to performance. Holdings included Viacom (a diversified media company), Gannet, and New York Times. All three companies benefited from improved advertising revenues and above average growth.

Owning fewer technology stocks than our benchmark also contributed to performance. A difficult spending environment, which led to earnings disappointments throughout the year, coupled with high stock prices, made technology a dangerous place to invest in 2002. The portfolio's performance benefited the most from avoiding stocks such as Intel, Lucent, Nortel, and JDS  Uniphase. The positions we did own, such as Cisco, are companies that have industry-leading positions and strong balance sheets.

Disappointments in utilities, health care, and financials

Fierce competition and the fallout from Enron and other scandals dogged utility stocks. Although we avoided Quest and WorldCom, communications stocks suffered from competition and too much debt on their balance sheets. However, the portfolio's performance was helped by better relative returns from AT&T and SBC. We bought these stocks because of their relatively strong balance sheets. AT&T is also benefiting from improved pricing and SBC is enjoying a better regulatory environment.

Our health care holdings performed poorly. For example, Genzyme's earnings fell when sales of its best selling drug, Renagel, declined. Long-term use of Wyeth's popular hormone replacement drug, Prempro, was found to be a contributing cause of heart disease and breast cancer. We didn't own two of the group's best performers, Merck and Boston Scientific, and missed the strong performance both produced because their fundamentals turned out to be better than expected.

Our holdings in financial services did well in the first half of the year but have not met our expectations in the second half. For example, Fleet Boston had major problems caused by its international operations in Brazil and Argentina.

Depressed prices present opportunities

After the steep stock market declines of the past three years, many traditional growth stocks are experiencing a slow down turn in their growth rates and are in a transition period. In our opinion, the market has a difficult time appropriately valuing these companies and we believe they present attractive investment opportunities. Safeway (the U.S. company) and Kroger, both supermarket chains, are good examples. The industry consolidated throughout the 1990s, driving double-digit earnings growth for both companies. Now food prices are lower, they have WalMart as a competitor, and there are no more merger synergies to drive growth; these companies have been struggling to rethink their business models. As a result, the current stock price for each of these companies is significantly lower than what we think is reasonable.

Performance

For the 12 months ended December 31, 2002, the Portfolio provided a total return of --22.10%.  This return compares with a --22.09% return during the same period for the Portfolio's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Outlook

While we don't expect a robust economy going forward, we do believe that the worst is over and are expecting a modest recovery in 2003. Mixed economic data, concerns surrounding Iraq and the Korean peninsula continue to create uncertainty for investors. However, we think this is a time that suits our stock-by-stock selection process. While it's impossible to know which areas in the market will do well, our goal is to have a well-diversified portfolio of stocks that we think should do well in any market environment.

Growth With Income Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(22.10%)
Since inception (11.1.99)	(11.21%)

1	Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2	For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Index 500 Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by SSgA Funds Management

A word from portfolio management:

Markets & Investment Climate

For 2002, the Index lost 22.09%, its worst year since 1974 and the third consecutive year of losses, an event not seen for over 60 years since 1939 -- 1941 amid World War II.  Concerns about the economy, corporate governance, terrorism and war with Iraq weighed heavily on the markets in 2002. Looking forward, while some concerns have been dealt with, unknowns related to terrorism and war with Iraq persist and remain hurdles that the market will need to overcome.

The S&P 500 Index underperformed the Russell 3000 Index by 55 basis points. Small caps, as measured by the Russell 2000, returned 6.16% and --20.48% in the fourth quarter and the year 2002, respectively.

Sector Performance

For the year, all ten economic sectors posted losses, with all but two in negative double-digit territory.  Telecommunications and technology, the best performers in Q4, lost over 34% and 37%, respectively, in 2002. Information technology alone knocked 6% off the Index for the year. The best performing sectors were materials and consumer staples, combined taking less than 1% off the index.

Value outperformed growth for the year by nearly 3% as measured by the S&P 500/BARRA Value and Growth indices.  The S&P 500/BARRA Value Index gained 9.90% in Q4 while the S&P 500/BARRA Growth Index gained 7.11%.  For the year, value lost 20.86% and growth lost 23.59%.  Growth's significantly greater exposure to technology accounted for most of the underperformance.

Performance

The Ameritas Index 500 Portfolio's return for 2002 was --22.29% versus  -22.09% for the S&P 500 benchmark. In comparison, the Russell 1000 Index lost 21.65% while the broader Wilshire 5000 Index lost 20.85%. Given the Portfolio's passive approach, returns were within expectations for the period.

Index Changes

There were 25 index changes for 2002, which is down over 50% from two years ago. In 2001, there were 30 index changes and a whopping 58 in 2000. Turnover was just under 4% for the year 2002, compared to 4.5% last year and nearly 9% in 2000.

Index 500 Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(22.29%)
Since inception (11.1.99)	(12.06%)

1	Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2	For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Money Market Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Asset Management Company, Inc.

A word from portfolio management:

Markets & Investment Climate

We recently said goodbye to 2002, a year heavily described as quite disappointing in terms of economic and stock market performance.  However the Fixed Income market posted strong returns in most sectors. The big winner in this situation was the bond fund product.  Although final numbers aren't in at the time of this writing, net inflows into bond mutual funds probably came very close to the 1986 all-time record of $20 billion.  Through November 2002, $18 billion of net money had moved into bond funds, which continued to receive net inflows through the first three weeks of December. Cash pouring into bond funds was just one of many supportive factors behind the strong rally in government and high quality bonds last year.

In 2002, investors avoided stocks but also became quite unhappy with exceptionally low returns on time deposits, money market funds, treasury bills and other extremely safe money market investments.  The historic all time lows in these types of securities have lasted longer than anyone expected.

For the year, with the notable exception of junk bonds, major sectors of the U.S. dollar bond market posted double-digit returns.  For much of 2002, the highest quality sectors, such as government, municipal and mortgage-backed bonds, were way ahead of the pack.  Starting in the fourth quarter, however, corporate bonds started to rally, posting record outperformance against treasuries for the fourth quarter.  Junk bonds had marginally negative returns but rallied 6% in the fourth quarter. U.S. economic performance was resilient in the face of multiple shocks, and as market participants realized that profits were improving, the economy posted a respectable 3% growth rate for the year.  Many stocks and lower quality corporate bonds had been thoroughly beaten and were extremely cheap by historical standards.  Investors started to warm to credit and stocks in the fourth quarter before becoming a bit discouraged by weaker economic data towards the end of the year.

Looking ahead, we continue to see interest rates and bond market returns buffeted by changing perceptions of U.S. economic and corporate prospects.  The perceptions have been the driving force for the last two years and will continue to be a key influence. The concern on corporate governance and increasing geopolitical tensions will also continue to play an important role in all our markets.

Investment Strategy

We continued to purchase in the short end of the money market yield curve. In doing so, we have positioned the portfolio to take advantage of the rise in money market rates that will result when the Federal Reserve begins to tighten. At the same time, as encouraging economic numbers started to role in, the yield curve became positively sloped - meaning that longer-term yields were higher than shorter-term yields - it was advantageous to buy longer-term securities. Therefore, we selectively purchased longer notes to lock-in attractive yields since we believed the Federal Reserve would remain on the sidelines for a while.

Faced with a deteriorating credit quality environment, we continued to focus on liquidity and safety. Therefore, we continued to maintain a high percentage of U.S. Government agency securities.

Performance

For the year ended December 31, 2002, the fund shares returned 1.61%, versus 1.30% for the Lipper VA Money Market Funds Average.

Outlook

For 2003, the bond market will be in for a difficult year as many feel the economy will finally pull out of its' doldrums and show that it is growing. In each economic statistic released, analysts will look for signs that support a growth scenario or not.  We believe the Federal Reserve will stay on the sidelines for the early part of the year. The Administration's economic stimulus package will be debated throughout the first half of the year and it remains to be seen what finally is approved and its effect on the economy.  We think interest rates will be fluctuating up and down as the economic news shows signs of strength or weakness. It does not appear that inflation is an immediate threat.

We will keep the days to maturity close to our peer group, maintain a high percentage of U.S government agency securities, and monitor the economic statistics as they are released throughout the year and adjust the portfolio accordingly.

Money Market Portfolio

Average Annual Total Return

(period ended 12.31.02)

One year	1.61%
Since inception (10.29.99)	4.07%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Ameritas Select Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Harris Associates

A word from portfolio management:

Markets & Investment Climate

The emotional response to the long bear market recalls the way the market behaved at other historic low points. However, we try to move short-term concerns aside and position the portfolio in ways designed to bring rewards over the next several years. This year's market weakness allowed us to purchase a number of high-quality businesses trading at reasonable prices. In some cases, downward price changes exceeded by wide margins any reduction in a company's intrinsic value attributable to the sluggish economy.

We admit the macro challenges remain daunting. The world political environment is uncertain, economic growth remains sluggish, and investor confidence is low. We have no unique insight on these issues.  We do believe, however, geopolitical risks are likely to decline over the coming year. On the economic front, we recognize that cycles are always with us -- booms and busts are recurrent themes throughout history. We are impressed with recent corporate belt-tightening, and higher profits are in our forecasts even in a weak revenue environment. Finally, we are encouraged by current sentiment: the more people believe that stocks are not a good investment, the better the odds that prospective returns will be satisfactory.

Investment Strategy

Currently, the portfolio holds 19 stocks across a variety of industries. During the year, we initiated positions in AOL Time Warner, Gap Inc., and Waste Management. We believe each of these companies is undervalued and offers significant upside potential. AOL Time Warner has high quality media assets, strong free cash flows, and we believe the stock price adequately discounts the uncertainty surrounding AOL. Gap's stock has responded favorably to the store's revised product mix, which boosted sales. Waste Management has a solid balance sheet and strong free cash flow.

We eliminated our positions in Ford Motor Company, Liz Claiborne, and TXU Corporation because of the availability of more attractive investment alternatives.

Black & Decker, Burlington Resources, and Mattel Inc. experienced positive returns during the year. Black & Decker's positive return can be attributed to new product introductions, strong demand, and a continued emphasis on maintaining high margins. Burlington Resources benefited from higher energy prices, attractive valuations, and strong production trends. The turnaround at Mattel is proceeding well as management continues to focus on cost and efficiency, which should lead to additional success in generating higher earnings and returns.

During the year, Electronic Data Systems, Guidant Corporation, and Liberty Media among others, experienced declines. We have not changed our underlying fundamental opinion on Guidant and Liberty Media. We continue to believe they are undervalued and offer significant upside potential. EDS has experienced significant weakness in some of their businesses and our estimate of intrinsic value, as well as our fundamental opinion, has been reassessed.

Select Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(14.04%)
Since inception (1.2.01)	1.12%

1	Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2	For comparison purposes, Portfolio and Index performance is shown from the month end date of 1.31.01.

Past performance does not indicate future results.

Performance

The portfolio returned --14.04% for the year ending December 31, 2002.  This compares with the Russell MidCap Value Index, which returned --9.64% for the same period, and --22.09% for the S&P 500 Index.

Outlook

Because of the major stock price declines of many solid companies, we are finding abundant opportunities to invest in these businesses at attractive prices. We remain fundamental investors first and foremost: our analysts seek to identify strong businesses trading at a substantial discount to our estimate of their true business value and run by shareholder-oriented management.

Ameritas Small Company Equity Portfolio

(Note: formerly known as Ameritas Micro Cap Portfolio)

Portfolio within Calvert Variable Series, Inc.

Managed by David L. Babson & Company

A word from portfolio management:

Markets & Investment Climate

The past year, we experienced a continuation of the bubble bursting that occurred in 2000 and 2001. The over investment that drove manufacturing over capacity during the previous decade continued to pressure corporate profits. This build up led to inflated asset prices and an artificially low unemployment rate. As these excesses have unwound, many people have lost their jobs and their savings. The scapegoats are those managements that most egregiously exploited the bubble. Managements at companies like Enron and Tyco are paying a severe price for their greed and some investors are worrying about the integrity of corporate America. We are not. The demise of this bubble does not look significantly different than that of the late 1960's mania when companies like Equity Funding and Ling-Temco-Vought turned out to be built on shaky accounting practices.

We have other near-term concerns, however. They go back to the two items we always examine -- valuations and economic health. The S&P 500 trades at approximately 17X earnings and 10X cash flow, with a normalized 9% return on capital and a 1% growth rate. This is not the greatest value proposition we have seen, especially with the long-term P/E between 8X and 30X EPS.

We believe the economy needs to contract more to correct the excess capacity built up over the 1990's, and if the government continues to try to soften the blow, this could lead to a more extended downturn. We are facing fiscal stimulus through both tax cuts and federal spending hikes. As a result, the economy could have a good growth period in 2003, followed by inflation worries and a potentially weak 2004. Hopefully, this will not be all bad news for our style of investing since we are valuation oriented.

Investment Strategy

Our Best Performers follow:

Clean Harbors was penalized in the third quarter for delaying its earnings release but subsequently reported solid numbers.  Garmin had strong sell-through of existing product and announced a promising product pipeline.  Actel and Palm Harbor rebounded from third quarter lows.  LSI Industries reported stability in demand.

Our Worst Performers were:

Columbia Labs delayed corporate profitability by investing in a sales force.  Team Inc. reported a moderation in growth.  First Republic Bank was hurt by expenses related to brand expansion.  EDO Corp. and Marine Products suffered as investors rotated out of better performers into more cyclical companies.

New additions to the portfolio included:

Inveresk Medical is a contract research organization, testing new drugs for pharmaceutical companies. It differentiates itself by emphasizing pre-clinical studies. Returns should improve as drug companies spend more on R&D after recent industry consolidation.

Mykrolis makes a highly specialized pump for manufacturing semiconductors.  It dominates this niche.

Proassurance is a medical malpractice insurance company benefiting from the exit of several competitors in its market.

Sales included:

Brooks Automation may be having difficulties with an acquisition.

Guitar Center reached its target price.

Lifeline reached its target price.

MTR Gaming suffered unexpected cost problems.

Res-Care had some employee issues.

Willbros Group began to see a cyclical downturn in its business.

Tweeter Home appears to have changed its strategy somewhat in response to market weakness.

Performance

The portfolio returned -7.32% for the year ending December 31, 2002.  This compares with the Russell 2000 Index, which returned -20.48% for the same period. Our performance for the year was solidly negative but we did well on a relative basis, outperforming the Russell 2000 significantly. We were helped in terms of relative performance by our strategy of sticking with quality companies. Our selections in the banking area as well as some timely general stock picks also helped. We were hurt by an early commitment to cyclicals on top of the overall negative tone of the market.

Outlook

The market could be in a trading range for several years. We will maintain our discipline, trying to find well-run companies with strong niche strategies. Hopefully, if there is volatility, we can take advantage of it and buy equity interests at good valuations. Thank you for your support during this difficult period.

Small Company Equity Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.02)

One year	(7.32%)
Since inception (1.2.01)	10.80%

1	Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2	For comparison purposes, Portfolio and Index performance is shown from the month end date of 1.31.01.

Past performance does not indicate future results.

Independent Auditors' Report

To the Board of Directors and Shareholders of Calvert Variable Series, Inc. Ameritas Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Calvert Variable Series, Inc. Ameritas Portfolios comprising the Income & Growth, Growth, Small Capitalization, MidCap Growth, Emerging Growth, Research, Growth with Income, Index 500, Money Market, Select, and Small Company Equity Portfolios (the "Funds"), as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The statement of changes in net assets for the year (or period) ended December 31, 2001 and the financial highlights presented for the years (or period) ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Calvert Variable Series, Inc. Ameritas Portfolios, as of December 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

Income & Growth Portfolio

Schedule of Investments

December 31, 2002

Equity Securities - 99.0%	Shares	Value
Aerospace - Defense - 1.8%
General Dynamics Corp.	9,215	$731,395

Air Freight - 2.1%
FedEx Corp.	15,600	845,832

Banks - Major Regional - 3.6%
Comerica, Inc.	26,100	1,128,564
Mellon Financial Corp.	11,450	298,960
		1,427,524

Banks - Regional - 1.9%
UCBH Holdings, Inc.	17,950	761,977

Beverages - Non-alcoholic - 0.4%
Coca-Cola Co.	3,400	148,988

Biotechnology - 3.0%
Amgen, Inc.*	17,000	821,780
Biogen, Inc.*	8,950	358,537
		1,180,317

Communications Equipment - 2.2%
Nokia OYJ (ADR)	57,650	893,575

Computers - Hardware - 4.7%
Dell Computer Corp.*	27,065	723,718
Hewlett-Packard Co.	32,500	564,200
Sun Microsystems, Inc.*	183,225	569,830
		1,857,748

Computers - Networking - 2.6%
Cisco Systems, Inc.*	77,900	1,020,490

Computers - Softwares & Services - 5.9%
eBay, Inc.*	12,400	840,968
Microsoft Corp.*	22,950	1,186,515
Oracle Corp.*	11,500	124,200
Yahoo, Inc.*	13,300	217,455
		2,369,138

Electrical Equipment - 3.0%
General Electric Co.	49,025	1,193,759

Electronics - Semiconductors - 1.5%
Intel Corp.	25,800	401,706
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)*	29,482	207,848
		609,554

Entertainment - 3.9%
AOL Time Warner, Inc.*	45,600	597,360
Walt Disney Co.	59,950	977,785
		1,575,145

Financial - Diversified - 4.2%
Citigroup, Inc.	26,600	$936,054
Freddie Mac	3,335	196,932
Health Care Property Investors, Inc.	7,700	294,910
J.P. Morgan Chase & Co.	10,000	240,000
		1,667,896

Gaming, Lottery, & Parimutuel - 1.0%
MGM MIRAGE*	12,400	408,828

Healthcare - Diversified - 8.9%
Abbott Laboratories, Inc.	17,150	686,000
Bristol-Myers Squibb Co.	15,400	356,510
Johnson & Johnson	22,700	1,219,217
Wyeth	34,425	1,287,495
		3,549,222

Healthcare - Drugs & Major Pharmaceuticals - 4.9%
Merck & Co., Inc.	7,100	401,931
Pharmacia Corp.	36,995	1,546,391
		1,948,322

Healthcare - Managed Care - 2.1%
UnitedHealth Group, Inc.	9,975	832,912

Healthcare - Medical Product & Supplies - 3.3%
Boston Scientific Corp.*	8,800	374,176
Stryker Corp.	7,250	486,620
Zimmer Holdings, Inc.*	11,525	478,518
		1,339,314

Household Products - Non-Durable - 2.9%
Procter & Gamble Co.	13,570	1,166,206

Insurance - Life & Health - 2.5%
Lincoln National Corp.	32,000	1,010,560

Insurance - Multi-Line - 1.6%
American International Group, Inc.	10,900	630,565

Insurance - Property & Casualty - 1.0%
Allstate Corp.	10,800	399,492

Investment Banking / Brokerage - 0.4%
Lehman Brothers Holdings, Inc.	3,350	178,521

Leisure Time - Products - 0.8%
Harley-Davidson, Inc.	6,600	304,920

Manufacturing - Diversified - 2.7%
Tyco International Ltd.	62,890	1,074,161

Natural Gas - 2.7%
NiSource, Inc.	54,600	1,092,000

Oil & Gas - Exploration & Production - 1.9%
Devon Energy Corp.	16,925	776,857

Personal Care - 2.2%
Avon Products, Inc.	16,000	861,920

Retail - Building Supplies - 0.9%
Lowe's Co.'s, Inc.	9,180	$344,250

Retail - General Merchandise - 4.9%
Target Corp.	31,375	941,250
Wal-Mart Stores, Inc.	20,050	1,012,726
		1,953,976

Retail - Specialty Apparel - 3.0%
Limited Brands, Inc.	45,550	634,511
TJX Companies, Inc.	29,450	574,864
		1,209,375

Services - Data Processing - 1.3%
Concord EFS, Inc.*	12,645	199,032
First Data Corp.	9,000	318,690
		517,722

Telecommunications - Cell / Wireless - 2.1%
Vodafone Group plc. (ADR)	46,000	833,520

Telephone - 7.1%
Bellsouth Corp.	24,725	639,636
SBC Communications, Inc.	21,000	569,310
Verizon Communications, Inc.	42,325	1,640,094
		2,849,040

Total Equity Securities (Cost $41,025,367)		39,565,021

U. S. Government Agencies	Principal
and Instrumentalities - 1.0%	Amount	Value
Federal Home Loan Bank Discount Notes, 2/3/03	$300,000	299,670
Freddie Mac Discount Notes, 2/18/03	100,000	99,837

Total U. S. Government Agencies and Instrumentalities (Cost $399,507)		399,507

TOTAL INVESTMENTS (Cost $41,424,874) - 100.0%		39,964,528
Other assets and liabilities, net - 0.0%		(13,079)
Net Assets - 100%		$39,951,449

See notes to schedules of investments and notes to financial statements.

Growth Portfolio

Schedule of Investments

December 31, 2002

Equity Securities - 100.8%	Shares	Value
Aerospace & Defense - 4.3%
General Dynamics Corp.	23,325	$1,851,305
Lockheed Martin Corp.	21,500	1,241,625
		3,092,930

Air Freight - 2.1%
FedEx Corp.	28,200	1,529,004

Banks Major Regional- 0.5%
Mellon Financial Corp.	13,400	349,874

Beverages - Non-alcoholic - 0.9%
Coca-Cola Co.	15,300	670,446

Biotechnology - 3.7%
Amgen, Inc.*	41,478	2,005,047
Biogen, Inc.*	15,800	632,948
		2,637,995

Communications Equipment - 2.2%
Nokia OYJ (ADR)	102,200	1,584,100

Computers - Hardware - 4.8%
Dell Computer Corp.*	52,170	1,395,026
Hewlett-Packard Co.	48,250	837,620
Sun Microsystems, Inc.*	381,000	1,184,910
		3,417,556

Computers - Networking - 2.9%
Cisco Systems, Inc.*	159,950	2,095,345

Computers - Peripherals - 1.6%
EMC Corp.*	70,000	429,800
Lexmark International, Inc.*	12,025	727,512
		1,157,312

Computers - Software & Services - 12.9%
Accenture Ltd.*	103,725	1,866,013
eBay, Inc.*	35,275	2,392,350
Microsoft Corp.*	51,275	2,650,918
Oracle Corp.*	68,600	740,880
Synopsys, Inc.*	17,600	812,240
Yahoo, Inc.*	46,000	752,100
		9,214,501

Electronics - Semiconductors - 3.8%
Intel Corp.	15,150	235,886
Linear Technology Corp.	48,550	1,248,706
Taiwan Semiconductor Manufacturing Co. Ltd (ADR)*	173,102	1,220,369
		2,704,961

Entertainment - 5.9%
AOL Time Warner, Inc.*	81,000	1,061,100
Viacom, Inc.*	33,550	1,367,498
Walt Disney Co.	109,800	1,790,838
		4,219,436
Equipment - Semiconductors - 2.0%
Applied Materials, Inc.*	111,500	$1,452,845

Financial - Diversified - 2.9%
Citigroup, Inc.	59,100	2,079,729

Healthcare - Diversified - 6.7%
Abbott Laboratories, Inc.	54,625	2,185,000
Bristol-Myers Squibb Co.	27,400	634,310
Johnson & Johnson	37,350	2,006,068
		4,825,378

Healthcare - Drugs - Major Pharmaceutical - 8.7%
Alcon, Inc.*	8,300	327,435
Merck & Co., Inc.	12,600	713,286
Pfizer, Inc.	12,060	368,674
Pharmacia Corp.	66,650	2,785,970
Wyeth	53,550	2,002,770
		6,198,135

Healthcare - Managed Care - 2.6%
UnitedHealth Group, Inc.	22,525	1,880,838

Healthcare - Medical Products & Supplies - 4.8%
Boston Scientific Corp.*	15,675	666,501
Stryker Corp.	18,300	1,228,296
Zimmer Holdings, Inc.*	36,950	1,534,164
		3,428,961

Household Products - Non- Durable - 2.9%
Procter & Gamble Co.	24,125	2,073,302

Insurance - Life & Health - 1.3%
Aflac, Inc.	31,625	952,545

Insurance - Multi-Line - 2.0%
American International Group, Inc.	25,025	1,447,696

Insurance - Property & Casualty - 1.5%
Chubb Corp.	19,986	1,043,269

Leisure Time - Products - 1.7%
Harley-Davidson, Inc.	25,675	1,186,185

Manufacturing - Diversified - 2.4%
Tyco International Ltd.	100,000	1,708,000

Oil & Gas - Drilling & Equipment - 1.5%
BJ Services Co.*	33,400	1,079,154

Oil & Gas - Exploration & Production - 2.7%
Devon Energy Corp.	42,825	1,965,668

Personal Care - 2.1%
Avon Products, Inc.	28,450	1,532,601

Retail - Building Supplies - 0.9%
Lowe's Co.'s, Inc.	16,375	614,063

Retail - General Merchandise - 2.5%
Wal-Mart Stores, Inc.	35,600	1,798,156
Retail - Specialty Apparel - 1.7%
TJX Companies, Inc.	61,775	$1,205,848

Services - Data Processing - 1.3%
Concord EFS, Inc.*	20,120	316,689
First Data Corp.	16,355	579,130
		895,819

Telecommunications - Cell / Wireless - 3.0%
Vodafone Group plc (ADR)	119,800	2,170,776

Total Equity Securities (Cost $72,373,290)		72,212,428

TOTAL INVESTMENTS (Cost $72,373,290) - 100.8%		72,212,428
Other assets and liabilities, net - (0.8%)		(583,196)
Net Assets - 100%		$71,629,232

See notes to schedules of investments and notes to financial statements.

Small Capitalization Portfolio

Schedule of Investments

December 31, 2002

Equity Securities - 96.1%	Shares	Value
Auto Parts & Equipment - 1.3%
Superior Industries International, Inc.	10,000	$413,600

Biotechnology - 4.3%
Charles River Laboratories International, Inc.*	23,900	919,672
Techne Corp.*	15,200	434,234
		1,353,906

Broadcast - Television, Radio, & Cable - 7.7%
Cumulus Media, Inc.*	19,100	284,017
Entercom Communications Corp.*	18,900	886,788
Lin TV Corp.*	26,500	645,275
Radio One, Inc.*	43,800	632,034
		2,448,114

Communications Equipment - 0.6%
Netscreen Technologies, Inc.*	11,100	186,924

Computers - Networking - 0.6%
Avocent Corp.*	9,200	204,424

Computers - Peripherals - 1.5%
Fargo Electronics, Inc.*	55,200	481,344

Computers - Software & Services - 11.3%
Affiliated Computer Services, Inc.*	15,900	837,135
CCC Information Services Group, Inc.*	41,300	733,075
Cognos, Inc.*	3,700	86,765
Concord Communications, Inc.*	40,000	359,600
Hyperion Solutions Corp.*	6,300	161,721
Integral Systems, Inc.*	21,800	437,090
Mercury Interactive Corp.*	11,400	338,010
Websense, Inc.*	29,600	632,286
		3,585,682

Electrical Equipment - 2.2%
Cree, Inc.*	9,600	156,960
Flir Systems, Inc.*	3,700	180,560
Herley Industries, Inc.*	21,300	370,790
		708,310

Electronics - Instruments - 1.8%
Signal Technology Corp.*	52,800	569,184

Electronics - Semiconductors - 1.2%
QLogic Corp.*	4,100	141,491
Silicon Laboratories, Inc.*	13,300	253,764
		395,255

Financial - Diversified - 1.9%
Triad Guaranty, Inc.*	16,500	608,190

Footwear - 1.3%
Steven Madden, Ltd.*	23,000	415,610

Healthcare - Drug - Major Pharmaceutical - 0.5%
Celgene Corp.*	7,300	$156,731

Healthcare - Hospital Management - 1.6%
Triad Hospitals, Inc.*	16,650	496,670

Healthcare - Longterm Care - 1.5%
Odyssey Healthcare, Inc.*	14,100	489,270

Healthcare - Managed Care - 0.5%
AmSurg Corp.*	7,100	145,053

Healthcare - Medical Products & Supplies - 6.8%
Advanced Neuromodulation Systems, Inc.*	23,100	810,810
Biosite, Inc.*	11,600	394,632
Diagnostic Products Corp.	7,700	297,374
Hologic, Inc.*	53,800	656,898
		2,159,714

Healthcare - Special Services - 3.6%
Accredo Health, Inc.*	12,000	423,000
Advisory Board Co. (The)*	13,500	403,650
Maximus, Inc.*	12,000	313,200
		1,139,850

Homebuilding - 1.8%
Hovnanian Enterprises, Inc.*	18,100	573,770

Manufacturing - Diversified - 2.3%
Alliance Gaming Corp.*	38,400	653,952
IDEX Corp.	1,900	62,130
		716,082

Manufacturing - Specialized - 1.5%
FMC Technologies, Inc.*	22,700	463,761

Metal Fabricators - 1.3%
Kennametal, Inc.	12,000	413,760

Oil & Gas - Drilling & Equipment - 1.9%
National-Oilwell, Inc.*	27,400	598,416

Oil & Gas - Exploration & Production - 6.9%
Encore Acquisition Co.*	42,000	773,640
Pogo Producing Co.	26,700	994,575
Quicksilver Resources, Inc.*	19,100	428,413
		2,196,628

Photography / Imaging - 0.6%
Pinnacle Systems, Inc.*	13,000	176,930

Reinsurance - 1.6%
Platinum Underwriters Holdings, Ltd.*	19,600	516,460

Restaurants - 4.1%
California Pizza Kitchen, Inc.*	25,600	645,120
PF Chang's China Bistro, Inc.*	18,000	653,400
		1,298,520

Retail - Specialty - 5.4%
Guitar Center, Inc.*	36,200	$599,472
Pier 1 Imports, Inc.	16,200	306,666
Williams-Sonoma, Inc.*	29,600	803,640
		1,709,778

Retail - Specialty, Apparel - 0.9%
Pacific Sunwear of California, Inc.*	16,950	299,845

Services - Advertising / Marketing - 0.8%
4Kids Entertainment, Inc.*	12,300	271,584

Services - Commercial & Consumer - 8.6%
Bright Horizons Family Solutions, Inc.*	10,900	306,508
Choicepoint, Inc.*	19,166	756,865
Corinthian Colleges, Inc.*	11,200	424,032
Corporate Executive Board Co.*	11,400	363,888
Education Management Corp.*	11,100	417,360
Strayer Education, Inc.	8,200	471,500
		2,740,153

Services - Computer Systems - 1.3%
Digital River, Inc*.	33,800	403,910

Services - Data Processing - 1.7%
Alliance Data Systems Corp.*	30,500	540,460

Telecommunications - Long Distance - 1.2%
General Communication, Inc.*	55,200	370,392

Textiles - Home Furnishings - 1.6%
Mohawk Industries, Inc.*	9,000	512,550

Truckers - 1.0%
Knight Transportation, Inc.*	3,600	75,600
Landstar System, Inc.*	4,400	256,784
		332,384

Waste Management - 1.4%
Stericycle, Inc.*	13,700	443,592

Total Equity Securities (Cost $29,908,093)		30,536,806

TOTAL INVESTMENTS (Cost $29,908,093) - 96.1%		30,536,806
Other assets and liabilities, net - 3.9%		1,225,440
Net Assets - 100%		$31,762,246

See notes to schedules of investments and notes to financial statements.

MidCap Growth Portfolio

Schedule of Investments

December 31, 2002

Equity Securities - 100.7%	Shares	Value
Banks - Regional - 0.5%
Synovus Financial Corp.	12,400	$240,560

Beverages - Alcoholic - 1.9%
Constellation Brands, Inc.*	43,000	1,019,530

Beverages - Non-alcoholic - 2.0%
Pepsi Bottling Group, Inc.	41,125	1,056,912

Biotechnology - 1.8%
Biogen, Inc.*	22,725	910,364
Gilead Sciences, Inc.*	2,000	68,000
		978,364

Broadcast - Television - Radio & Cable - 1.4%
Entercom Communications Corp.*	15,880	745,090

Communications Equipment - 7.9%
Comverse Technology, Inc.*	39,700	397,794
L-3 Communications Holdings, Inc.*	38,360	1,722,748
Tellabs, Inc.*	120,900	878,943
UTStarcom, Inc.*	59,900	1,187,817
		4,187,302

Computers - Peripherals - 2.0%
Lexmark International, Inc.*	17,810	1,077,505

Computers - Software & Services - 8.2%
Rational Software Corp.*	107,720	1,119,211
Synopsys, Inc.*	30,100	1,389,115
Take-Two Interactive Software, Inc.	41,100	965,439
Yahoo, Inc.*	51,850	847,747
		4,321,512

Distributors - Food & Health - 2.4%
AmerisourceBergen Corp.	23,625	1,283,074

Electrical Equipment - 2.8%
Flextronics International, Ltd.*	180,900	1,481,571

Electronics - Component Distribution - 1.2%
W.W. Grainger, Inc.	11,910	613,961

Electronics - Semiconductors - 6.3%
Fairchild Semiconductor International, Inc.*	96,100	1,029,231
International Rectifier Corp.	44,825	827,469
Intersil Corp.*	29,750	414,715
Microchip Technology, Inc.	15,000	366,750
National Semiconductor Corp.*	45,900	688,959
		3,327,124

Entertainment - 3.1%
Blockbuster, Inc.	45,950	562,887
NetFlix, Inc.	96,700	1,064,667
		1,627,554

Equipment - Semiconductors - 2.9%
Dupont Photomasks, Inc.	24,450	$568,462
Photronics, Inc.*	72,150	988,455
		1,556,917

Financial - Diversified - 1.0%
SEI Investments Co.	19,800	538,164

Foods - 0.7%
Dean Foods Co.*	10,450	387,695

Gaming, Lottery, & Parimutuels - 3.3%
International Game Technology*	15,175	1,152,086
MGM MIRAGE, Inc.*	17,225	567,908
		1,719,994

Healthcare - Drug - Generic, Other - 4.0%
Mylan Laboratories, Inc.	27,850	971,965
Watson Pharmaceutical, Inc.*	39,750	1,123,732
		2,095,697

Healthcare - Hospital Management - 2.3%
Health Management Associates, Inc.	69,000	1,235,100

Healthcare - Managed Care - 2.2%
Anthem, Inc.*	9,600	603,840
Mid Atlantic Medical Services*	17,675	572,670
		1,176,510

Healthcare - Medical Products & Supplies - 3.6%
St. Jude Medical, Inc.*	15,075	598,779
Zimmer Holdings, Inc.*	31,665	1,314,731
		1,913,510

Healthcare - Specialty Services - 3.0%
Laboratory Corp. of America Holdings, Inc.*	67,250	1,562,890

Insurance - Life & Health - 1.1%
Lincoln National Corp.	18,550	585,809

Insurance - Multi - Line - 2.8%
Willis Group Holdings Ltd. *	52,525	1,505,892

Insurance - Property & Casualty - 2.9%
WR Berkley Corp.	38,400	1,521,024

Investment Banking / Brokerage - 1.4%
LaBranche & Co., Inc.*	26,958	718,161

Investment Management - 2.9%
Affiliated Managers Group, Inc.*	30,786	1,548,536

Manufacturing - Specialized - 1.8%
Avery Dennison Corp.	15,945	973,921

Oil & Gas - Drilling & Equipment - 3.4%
BJ Services Co.*	18,275	590,465
Cooper Cameron Corp.*	17,480	870,854
Smith International, Inc.*	10,950	357,189
		1,818,508

Oil & Gas - Exploration & Production - 2.0%
EOG Resources, Inc.	26,725	$1,066,862

Publishing - Newspapers - 1.2%
McClatchy Co.	10,750	609,847

Restaurants - 2.8%
Brinker International, Inc.*	28,175	908,644
California Pizza Kitchen, Inc.*	11,000	277,200
PF Chang's China Bistro, Inc.*	8,500	308,550
		1,494,394

Retail - Discounters - 2.6%
Dollar Tree Stores, Inc.*	10,525	258,599
Ross Stores, Inc.	26,000	1,102,140
		1,360,739

Retail - Specialty - 1.5%
Petsmart, Inc.*	45,800	784,554

Retail - Specialty Apparel - 1.5%
Abercrombie and Fitch Co.*	14,100	288,486
Chico's FAS, Inc.	26,200	495,442
		783,928

Savings & Loan Companies - 1.8%
Greenpoint Financial Corp.	20,965	947,199

Services - Commercial & Consumer - 2.9%
Convergys Corp.*	35,600	539,340
Corinthian Colleges, Inc.*	25,700	973,002
		1,512,342

Services - Data Processing - 2.9%
Bisys Group, Inc.*	98,150	1,560,585

Textile - Apparel - 0.7%
Jones Apparel Group, Inc.*	10,070	356,881

Total Equity Securities (Cost $53,870,573)		53,295,718

	Principal
U.S. Government Agencies and Instrumentalities - 4.9%	Amount
Federal Home Loan Bank Discount Notes:
2/5/03	$1,900,000	1,897,802
2/19/03	700,000	698,837

Total U.S. Government Agencies and Instrumentalities (Cost $2,596,639)		2,596,639

TOTAL INVESTMENTS (Cost $56,467,212) - 105.6%		55,892,357
Other assets and liabilities, net - (5.6%)		(2,975,280)
Net Assets - 100%		$52,917,077

See notes to schedules of investments and notes to financial statements.

Emerging Growth Portfolio

Schedule of Investments

December 31, 2002

Equity Securities - 98.6%	Shares	Value
Aerospace / Defense - 1.4%
Alliant Techsystems, Inc.*	1,040	$64,844
Lockheed Martin Corp.	2,790	161,123
Northrop Grumman Corp.	2,080	201,760
		427,727

Agricultural Products - 0.1%
Archer Daniels Midland Co.	1,600	19,840

Air Freight - 0.7%
Expeditors International Washington, Inc.	1,560	50,934
United Parcel Service, Inc., Class B	2,670	168,424
		219,358

Automobiles - 0.5%
Bayerische Motoren Werke AG (EUR)	4,850	147,093

Banks - Major Regional - 0.3%
Mellon Financial Corp.	3,800	99,218

Banks - Regional - 0.5%
First Tennessee National Corp.	1,550	55,707
National Commerce Financial Corp.	1,560	37,206
TCF Financial Corp.	1,560	68,156
		161,069

Beverages - Non-alcoholic - 1.7%
Pepsi Bottling Group, Inc.	5,970	153,429
Pepsico, Inc.	8,370	353,381
		506,810

Biotechnology - 3.4%
Amgen, Inc.*	8,160	394,454
Biogen, Inc.*	2,600	104,156
Genzyme Corp. - General Division *	7,220	213,495
Idec Pharmaceuticals Corp.*	410	13,600
Invitrogen Corp.*	2,800	87,612
Medimmune, Inc.*	8,630	234,477
		1,047,794

Broadcast - Television, Radio, & Cable - 5.8%
Clear Channel Communications, Inc.*	11,550	430,700
Comcast Corp. Class A*	3,400	80,138
Comcast Corp. Special Class A*	7,220	163,100
COX Communications, Inc.*	3,080	87,472
Echostar Communications Corp.*	18,550	412,923
Entercom Communications Corp.*	3,190	149,675
Hearst-Argyle Television, Inc.*	3,340	80,527
Hispanic Broadcasting Corp.*	5,600	115,080
Lin TV Corp.*	400	9,740
Univision Communications, Inc.*	2,590	63,455
USA Networks, Inc.*	3,010	68,989
Westwood One, Inc.*	2,740	102,366
		1,764,165

Chemicals - 1.1%
Praxair, Inc.	5,720	$330,444

Communications Equipment - 0.7%
Advanced Fibre Communications, Inc.*	3,520	58,714
Crown Castle International Corp.*	22,120	82,950
Nokia OYJ (ADR)	4,380	67,890
		209,554

Computers - Hardware - 2.3%
Dell Computer Corp.*	16,560	442,814
Hewlett-Packard Co.	8,420	146,171
International Business Machines Corp.	1,500	116,250
		705,235

Computers - Networking - 1.9%
Cisco Systems, Inc.*	44,270	579,937

Computers - Peripherals - 0.4%
Lexmark International, Inc.*	1,950	117,975

Computers - Software & Services - 10.4%
Accenture Ltd.*	8,680	156,153
Affiliated Computer Services, Inc.*	6,960	366,444
BEA Systems, Inc.*	8,880	101,854
Cadence Design Systems, Inc.*	4,140	48,811
Electronic Arts, Inc.*	1,750	87,098
Intuit, Inc.*	2,180	102,286
Macrovision Corp.*	1,560	25,022
Mercury Interactive Corp.*	3,120	92,508
Microsoft Corp.*	11,670	603,339
Network Associates, Inc.*	4,990	80,289
Oracle Corp.*	45,710	493,668
Peoplesoft, Inc.*	17,550	321,165
SAP AG (ADR)	7,540	147,030
Software HOLDRs Trust	1,700	45,883
Veritas Software Corp.*	24,290	379,410
Yahoo, Inc.*	7,740	126,549
		3,177,509

Distributors - Food & Health - 1.1%
AmerisourceBergen Corp.	1,130	61,370
Cardinal Health, Inc.	1,270	75,171
Sysco Corp.	6,920	206,147
		342,688

Electrical Equipment - 0.7%
General Electric Co.	5,880	143,178
Rockwell International Corp.	3,400	70,414
		213,592

Electronics - Component Distribution - 0.0%
Tandberg ASA (NOK)	660	3,807

Electronics - Instrument - 0.4%
Waters Corp.*	5,200	113,256

Electronics - Semiconductors - 3.9%
Advanced Micro Devices, Inc.*	7,330	$47,352
Analog Devices, Inc.*	18,345	437,895
Linear Technology Corp.	3,850	99,022
Maxim Integrated Products, Inc.	3,870	127,865
Microchip Technology, Inc.	7,660	187,287
QLogic Corp.*	1,540	53,145
RF Micro Devices, Inc.*	2,900	21,257
STMicroelectronics N.V.	5,460	106,525
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*	9,730	68,597
Texas Instruments, Inc.	3,840	57,638
		1,206,583

Entertainment - 3.0%
AOL Time Warner, Inc.*	10,330	135,323
Blockbuster, Inc.	1,980	24,255
Fox Entertainment Group, Inc.*	10,180	263,967
Viacom, Inc., Class B*	12,340	502,978
		926,523

Equipment - Semiconductors - 0.8%
ASM International N.V.*	2,460	20,566
KLA-Tencor Corp.*	730	25,820
Novellus Systems, Inc.*	7,220	202,738
		249,124

Financial - Diversified - 4.7%
American Express Co.	2,820	99,687
Citigroup, Inc.	10,596	372,873
Fannie Mae	610	39,241
Freddie Mac	7,340	433,427
Goldman Sachs Group, Inc.	4,445	302,705
Morgan Stanley Dean Witter & Co.	1,150	45,908
SLM Corp.	1,450	150,597
		1,444,438

Foods - 0.6%
Hershey Foods Corp.	1,350	91,044
Kellogg Co.	2,240	76,765
		167,809

Footwear - 0.1%
Nike, Inc., Class B	870	38,689

Healthcare - Diversified - 1.8%
Abbott Laboratories, Inc.	1,610	64,400
Johnson & Johnson	8,880	476,945
		541,345

Healthcare - Drug - Generic - 0.5%
Mylan Laboratories, Inc.	4,540	158,446

Healthcare - Drugs - Major Pharmaceuticals - 6.9%
Aventis SA (EUR)	1,800	$97,781
Biovail Corp.*	2,040	53,876
Celgene Corp.	1,970	42,296
Eli Lilly & Co.	5,240	332,740
Forest Laboratories, Inc.*	2,920	286,802
Novartis AG (CHF)	1,100	40,124
Pfizer, Inc.	25,940	792,986
Shire Pharmaceuticals plc (ADR)*	5,885	111,168
Teva Pharmaceutical Industries Ltd. (ADR)	9,340	360,617
		2,118,390

Healthcare - Hospital Management - 0.4%
Health Management Associates, Inc.	4,860	86,994
LifePoint Hospitals, Inc.*	1,560	46,692
		133,686

Healthcare - Managed Care - 2.4%
Express Scripts, Inc.*	6,200	297,848
First Health Group Corp.*	5,790	140,987
UnitedHealth Group, Inc.	2,110	176,185
Wellpoint Health Networks, Inc.*	1,750	124,530
		739,550

Healthcare - Medical Products & Supplies - 3.0%
Advanced Medical Optics, Inc.*	248	2,969
Applied Biosystems Group - Applera Corp.	1,560	27,362
Cytyc Corp.*	14,440	147,288
Dentsply International, Inc.	2,910	108,252
Guidant Corp.*	4,570	140,984
Medtronic, Inc.	5,960	271,776
Stryker Corp.	1,350	90,612
Varian Medical Systems, Inc.*	2,560	126,976
		916,219

Healthcare - Special Services - 1.0%
Laboratory Corp. of America Holdings, Inc.*	3,710	86,220
Lincare Holdings, Inc.*	6,930	219,127
		305,347

Household Furnishing & Appliances - 0.1%
Ethan Allen Interiors, Inc.	1,140	39,182

Household Products - Non-Durable - 0.1%
Kimberly-Clark Corp.	840	39,875

Housewares - 0.1%
Newell Rubbermaid, Inc.	1,250	37,912

Insurance Brokers - 0.4%
Arthur J. Gallagher & Co.	3,940	115,757

Insurance - Life & Health - 0.3%
Metlife, Inc.	2,890	78,146

Insurance - Multi-Line - 0.6%
American International Group, Inc.	1,910	110,493
Hartford Financial Services, Inc.	870	39,524
Willis Group Holdings Ltd. *	1,350	38,705
		188,722

Insurance - Property & Casualty - 1.6%
ACE Ltd.	4,140	$121,468
Safeco Corp.	1,580	54,779
Travelers Property Casualty Corp.:
Class A*	12,279	179,887
Class B*	215	3,150
XL Capital Ltd.	1,830	141,367
		500,651

Investment Banking / Brokerage - 1.1%
Lehman Brothers Holdings, Inc.	830	44,231
Merrill Lynch & Co., Inc.	7,890	299,425
		343,656

Investment Management - 0.3%
Investors Financial Services Corp.	3,010	82,444

Leisure Time - Products - 1.2%
Harley-Davidson, Inc.	7,190	332,178
Mattel, Inc.	2,180	41,747
		373,925

Lodging - Hotels - 1.1%
Hilton Hotels Corp.	4,990	63,423
Starwood Hotels & Resorts Worldwide, Inc.	11,580	274,909
		338,332

Manufacturing - Diversified - 0.9%
3M Co.	880	108,504
Danaher Corp.	1,440	94,608
ITT Industries, Inc.	1,140	69,187
Tyco International Ltd.	200	3,406
		275,705

Manufacturing - Specialized - 0.4%
Millipore Corp.	3,730	126,820

Oil - International Integrated - 0.3%
EnCana Corp.	2,930	91,123

Oil & Gas - Drilling & Equipment - 1.9%
Baker Hughes, Inc.	7,740	249,151
BJ Services Co.*	6,990	225,847
Cooper Cameron Corp.*	1,620	80,708
Noble Corp.*	730	25,659
		581,365

Paper & Forest Products - 1.1%
International Paper Co.	7,980	279,061
Smurfit-Stone Container Corp.*	2,820	43,403
		322,464

Personal Care - 1.4%
Avon Products, Inc.	6,050	325,913
Gillette Co.	3,130	95,027
		420,940

Publishing - 0.9%
McGraw-Hill Co.'s, Inc.	3,070	$185,551
Meredith Corp.	1,560	64,132
Scholastic Corp.*	940	33,793
		283,476

Publishing - Newspapers - 1.6%
E.W. Scripps Co.	1,520	116,964
Gannett Co., Inc.	1,350	96,930
New York Times Co.	3,150	144,049
Tribune Co.	2,910	132,289
		490,232

Restaurants - 2.3%
Brinker International, Inc.*	8,820	284,445
CEC Entertainment, Inc.*	3,170	97,319
Outback Steakhouse, Inc.	8,300	285,852
Starbucks Corp.*	1,870	38,111
		705,727

Retail - Building Supplies - 1.1%
Home Depot, Inc.	13,865	332,205

Retail - Computers & Electronics - 0.1%
CDW Computer Centers, Inc.*	520	22,802

Retail - Department Stores - 1.0%
Kohls Corp.*	4,450	248,978
Nordstrom, Inc.	3,290	62,411
		311,389

Retail - Discounters - 1.1%
Dollar Tree Stores, Inc.*	1,930	47,420
Family Dollar Stores, Inc.	9,580	298,992
		346,412

Retail - Drug Stores - 1.7%
Caremark Rx, Inc.*	20,400	331,500
CVS Corp.	1,840	45,945
Walgreen Co.	5,380	157,042
		534,487

Retail - General Merchandise - 1.4%
BJ's Wholesale Club, Inc.*	3,120	57,096
Target Corp.	9,690	290,700
Wal-Mart Stores, Inc.	1,810	91,423
		439,219

Retail - Home Shopping - 0.2%
Expedia, Inc.*	940	62,914

Retail - Specialty - 1.1%
Cost Plus, Inc.*	940	26,950
Linens 'N Things, Inc.*	1,540	34,804
Office Depot, Inc.*	4,160	61,402
Petsmart, Inc.*	4,560	78,113
Tiffany & Co.	4,040	96,596
Williams-Sonoma, Inc.*	1,870	50,770
		348,635

Retail - Specialty Apparel - 0.9%
Abercrombie and Fitch Co.*	1,350	$27,621
Gap, Inc. (The)	1,800	27,936
Limited Brands, Inc.	2,600	36,218
Talbots, Inc.	4,150	114,250
TJX Companies, Inc.	2,800	54,656
		260,681

Savings & Loan Companies - 0.3%
New York Community Bancorp, Inc.	3,530	101,946

Services - Advertising / Marketing - 0.1%
Lamar Advertising Co.*	1,070	36,005

Services - Commercial & Consumer - 3.4%
Apollo Group, Inc.*	5,070	223,080
Aramark Corp., Class B*	7,400	173,900
Cendant Corp.*	21,170	221,862
Choicepoint, Inc.*	2,280	90,037
IMS Health, Inc.	3,500	56,000
Iron Mountain, Inc.*	2,720	89,787
Weight Watchers International, Inc.*	4,290	197,211
		1,051,877

Services - Computer Systems - 1.3%
Sungard Data Systems, Inc.*	16,590	390,860

Services - Data Processing - 3.8%
Automatic Data Processing, Inc.	1,570	61,622
Bisys Group, Inc.*	24,060	382,554
Concord EFS, Inc.*	5,490	86,413
DST Systems, Inc.*	4,460	158,553
First Data Corp.	8,080	286,113
Fiserv, Inc.*	5,075	172,296
		1,147,551

Services - Employment - 0.3%
Manpower, Inc.	1,760	56,144
Robert Half International, Inc.*	2,640	42,530
		98,674

Telecommunications - Cell / Wireless - 0.4%
American Tower Corp.*	13,320	47,020
Vodafone Group plc (ADR)	4,298	77,880
		124,900

Tobacco - 0.1%
Philip Morris Co.'s, Inc.	780	31,613

Truckers - 0.1%
Swift Transportation Co., Inc.	1,560	31,228

Total Equity Securities (Cost $33,577,620)		30,243,072

	Principal
U. S. Government Agencies and Instrumentalities - 1.9%	Amount	Value
Federal Home Loan Bank Discount Notes, 1/2/03	$580,000	$579,988

Total U. S. Government Agencies and Instrumentalities (Cost $579,988)		579,988

TOTAL INVESTMENT (Cost $34,157,608) - 100.5%		30,823,060
Other assets and liabilities, net - (0.5%)		(156,473)
Net Assets - 100%		$30,666,587

See notes to schedules of investments and notes to financial statements.

Research Portfolio

Schedule of Investments

December 31, 2002

Equity Securities - 98.2%	Shares	Value
Aerospace / Defense - 1.3%
Lockheed Martin Corp.	3,600	$207,900

Aluminum - 0.9%
Alcoa, Inc.	5,910	134,630

Banks - Major Regional - 4.6%
FleetBoston Financial Corp.	6,380	155,034
Mellon Financial Corp.	8,100	211,491
SouthTrust Corp.	4,560	113,316
SunTrust Banks, Inc.	4,300	244,756
		724,597

Banks - Money Center - 3.0%
Bank of America Corp.	5,700	396,549
Wachovia Corp.	2,000	72,880
		469,429

Banks - Regional - 0.5%
Banknorth Group, Inc.	3,300	74,580

Beverages - Alcoholic - 2.0%
Anheuser-Busch Co.'s, Inc.	4,100	198,440
Diageo plc (GBP)	10,471	113,758
		312,198

Beverages - Non-Alcoholic - 2.5%
Pepsico, Inc.	9,200	388,424

Biotechnology - 0.7%
Genzyme Corp. - General Division*	3,800	112,366

Broadcast - Television, Radio & Cable - 1.2%
Clear Channel Communications, Inc.*	1,100	41,019
Echostar Communications Corp.*	6,420	142,909
		183,928

Chemicals - 1.4%
Air Products & Chemicals, Inc.	960	41,040
Praxair, Inc.	1,110	64,125
Syngenta AG (CHF)	1,855	107,362
		212,527

Computer Hardware - 0.1%
Dell Computer Corp.*	700	18,718

Computers - Networking - 2.0%
Cisco Systems, Inc.*	24,000	314,400

Computers - Peripherals - 0.0%
Seagate Technology, Inc. * (Escrow)	3,390	-

Computers - Software & Services - 3.8%
Accenture, Ltd.*	4,500	$80,955
Microsoft Corp.*	4,100	211,970
Network Associates, Inc.*	1,000	16,090
Oracle Corp.*	19,610	211,788
Veritas Software Corp.*	4,900	76,538
		597,341

Diversified Minerals - 0.2%
BHP Billiton plc (GBP)	2,900	15,485
Rio Tinto plc (GBP)	800	15,966
		31,451

Electric Companies - 0.8%
PPL Corp.	1,250	43,350
Public Service Enterprise Group, Inc.	1,200	38,520
TXU Corp.	2,200	41,096
		122,966

Electrical Equipment - 0.6%
SPX Corp.*	2,500	93,625

Electronics - Semiconductors - 0.5%
Analog Devices, Inc.*	3,490	83,306

Entertainment - 3.2%
AOL Time Warner, Inc.*	12,400	162,440
Viacom, Inc.* (Class B)	8,162	332,683
		495,123

Equipment - Semiconductors - 0.3%
Novellus Systems, Inc.*	1,600	44,928

Financial - Diversified - 7.6%
Citigroup, Inc.	14,266	502,021
Fannie Mae	3,460	222,582
Freddie Mac	4,410	260,410
Goldman Sachs Group, Inc.	2,900	197,490
		1,182,503

Foods - 1.1%
Kellogg Co.	4,900	167,923

Healthcare - Diversified - 4.3%
Abbott Laboratories, Inc.	4,500	180,000
Johnson & Johnson	9,300	499,503
		679,503

Healthcare - Drugs Major Pharmaceutical - 9.4%
Eli Lilly & Co.	6,600	419,100
Forest Laboratories, Inc.*	1,800	176,796
Pfizer, Inc.	22,695	693,786
Schering-Plough Corp.	8,100	179,820
		1,469,502

Healthcare - Special Services - 1.1%
Healthsouth Corp.*	11,300	47,460
Laboratory Corp. of America Holdings, Inc.*	4,000	92,960
Lincare Holdings, Inc.*	1,000	31,620
		172,040

Household Products - Non-Durable - 2.7%
Kimberly-Clark Corp.	2,400	$113,928
Procter & Gamble Co.	3,600	309,384
		423,312

Insurance - Life & Health - 1.0%
Metlife, Inc.	5,920	160,077

Insurance - Multi-Line - 1.3%
Hartford Financial Services, Inc.	3,040	138,107
Willis Group Holdings, Ltd. *	2,500	71,675
		209,782

Insurance - Property & Casualty - 5.2%
ACE, Ltd.	6,600	193,644
Allstate Corp.	3,200	118,368
Chubb Corp.	2,300	120,060
St. Paul Co.'s, Inc.	3,180	108,279
Travelers Property Casualty Corp.:
Class A*	4,412	64,636
Class B*	5,357	78,480
XL Capital, Ltd.	1,600	123,600
		807,067

Investment Banking / Brokerage - 1.1%
Merrill Lynch & Co., Inc.	4,500	170,775

Lodging - Hotels - 0.7%
Hilton Hotels Corp.	3,500	44,485
Starwood Hotels & Resorts Worldwide, Inc.	2,700	64,098
		108,583

Machinery - Diversified - 0.3%
Deere & Co.	1,100	50,435

Manufacturing - Diversified - 2.8%
3M Co.	1,960	241,668
Illinois Tool Works, Inc.	3,100	201,066
		442,734

Natural Gas - 0.2%
Equitable Resources, Inc.	840	29,434

Oil - Domestic Integrated - 0.8%
ConocoPhillips	2,700	130,653

Oil - International Integrated - 6.8%
BP plc (GBP)	44,867	308,351
EnCana Corp. (ADR)	3,200	99,520
EnCana Corp. (CAD)	4,500	138,957
Exxon Mobil Corp.	14,648	511,801
		1,058,629

Oil & Gas - Drilling & Equipment - 0.5%
Schlumberger, Ltd.	1,800	75,762

Oil & Gas - Exploration & Production - 0.3%
Devon Energy Corp.	860	39,474

Paper & Forest Products - 2.8%
Bowater, Inc.	1,000	$41,950
International Paper Co.	5,400	188,838
Smurfit-Stone Container Corp.*	13,900	213,935
		444,723

Personal Care - 1.2%
Avon Products, Inc.	1,900	102,353
Gillette Co.	2,900	88,044
		190,397

Publishing - Newspapers - 0.3%
Gannett Co., Inc.	200	14,360
New York Times Co.	800	36,584
		50,944

Restaurants - 0.7%
CEC Entertainment, Inc.*	1,200	36,840
Yum! Brands, Inc.*	3,300	79,926
		116,766

Retail - Building Supplies - 1.8%
Home Depot, Inc.	11,500	275,540

Retail - Department Stores - 0.4%
Kohls Corp.*	1,100	61,545

Retail - Drug Stores - 0.4%
Walgreen Co.	2,100	61,299

Retail - Food Chains - 0.7%
Kroger Co.*	2,900	44,805
Safeway, Inc.*	2,900	67,744
		112,549

Retail - General Merchandise - 4.8%
Target Corp.	8,400	252,000
Wal-Mart Stores, Inc.	9,990	504,595
		756,595

Savings & Loan Companies - 0.5%
Charter One Financial, Inc.	2,515	72,256

Services - Advertising / Marketing - 0.3%
Lamar Advertising Co.*	1,300	43,745

Services - Computer Systems - 0.5%
Sungard Data Systems, Inc.*	3,500	82,460

Services - Data Processing - 1.5%
Automatic Data Processing, Inc.	6,110	239,817

Telecommunications - Long Distance - 0.5%
AT&T Corp.	3,100	80,941

Telephone - 2.9%
Bellsouth Corp.	17,400	450,138

Tobacco - 2.1%
Philip Morris Co.'s, Inc.	8,100	$328,293

Total Equity Securities (Cost $16,655,703)		15,368,633

	Principal
U.S. Government Agencies and Instrumentalities - 2.2%	Amount
Federal Home Loan Bank Discount Notes, 1/2/03	$349,000	348,993

Total U.S. Government Agencies and Instrumentalities (Cost $348,993)		348,993

TOTAL INVESTMENTS (Cost $17,004,696) - 100.4%		15,717,626
Other assets and liabilities, net - (0.4%)		(58,647)
Net Assets - 100%		$15,658,979

See notes to schedules of investments and notes to financial statements.

Growth with Income Portfolio

Schedule of Investments

December 31, 2002

Equity Securities - 97.7%	Shares	Value
Aerospace / Defense - 0.8%
Lockheed Martin Corp.	1,590	$91,823
Northrop Grumman Corp.	510	49,470
		141,293

Agricultural Products - 0.1%
Archer-Daniels-Midland Co.	1,400	17,360

Air Freight - 1.5%
FedEx Corp.	2,190	118,742
United Parcel Service, Inc.	2,170	136,883
		255,625

Aluminum - 0.6%
Alcoa, Inc.	4,110	93,626

Automobiles - 0.7%
Bayerische Motoren Werke AG (EUR)	2,200	66,722
Porsche AG (EUR)	102	42,359
		109,081

Banks - Major Regional - 2.8%
Bank of New York Co., Inc.	890	21,324
FleetBoston Financial Corp.	1,040	25,272
Mellon Financial Corp.	1,320	34,465
Suntrust Banks, Inc.	700	39,844
Wells Fargo & Co.	7,600	356,212
		477,117

Banks - Money Center - 2.1%
Bank of America Corp.	4,170	290,107
Wachovia Corp.	1,560	56,846
		346,953

Beverages - Alcoholic - 1.5%
Anheuser-Busch Co.'s, Inc.	3,780	182,952
Diageo plc (GBP)	6,100	66,271
		249,223

Beverages - Non-alcoholic - 1.6%
Pepsico, Inc.	6,183	261,046

Biotechnology - 0.4%
Amgen, Inc.*	1,300	62,842

Broadcast - Television, Radio & Cable - 0.7%
Clear Channel Communications, Inc.*	1,260	46,985
Comcast Corp.*	2,033	47,918
Echostar Communications Corp.*	1,090	24,263
		119,166

Chemicals - 2.0%
Air Products & Chemicals, Inc.	1,370	58,568
Praxair, Inc.	2,390	138,070
PPG Industries, Inc.	2,410	120,862
Syngenta AG (CHF)	438	25,350
		342,850

Communications Equipment - 0.2%
Motorola, Inc.	2,930	$25,344

Computers - Hardware - 3.5%
Dell Computer Corp.*	5,670	151,616
Hewlett-Packard Co.	2,149	37,307
International Business Machines Corp.	5,200	403,000
		591,923

Computers - Networking - 2.3%
Cisco Systems, Inc.*	30,010	393,131

Computers - Software & Services - 5.2%
Accenture Ltd.*	5,560	100,024
Microsoft Corp.*	10,260	530,442
Oracle Corp.*	15,250	164,700
Peoplesoft, Inc.*	890	16,287
Veritas Software Corp.*	3,380	52,796
		864,249

Distributors - Food & Health - 0.7%
Cardinal Health, Inc.	1,180	69,844
Sysco Corp.	1,740	51,835
		121,679

Electric Companies - 0.6%
Ameren Corp.	390	16,212
Dominion Resources, Inc.	520	28,548
PPL Corp.	630	21,848
Southern Co.	1,090	30,945
TXU Corp.	600	11,208
		108,761

Electrical Equipment - 2.3%
General Electric Co.	15,140	368,659
Rockwell International Corp.	500	10,355
		379,014

Electronics - Instruments - 0.1%
Agilent Technologies, Inc.*	980	17,601

Electronics - Semiconductors - 2.1%
Analog Devices, Inc.*	4,990	119,111
Intel Corp.	10,200	158,814
Maxim Integrated Products, Inc.	500	16,520
STMicroelectronics N.V.	1,060	20,681
Texas Instruments, Inc.	2,030	30,470
		345,596

Entertainment - 3.1%
AOL Time Warner, Inc.*	9,700	127,070
Viacom, Inc.*	8,655	352,778
Walt Disney Co.	2,270	37,024
		516,872

Equipment - Semiconductors - 0.1%
Novellus Systems, Inc.*	850	23,868

Financial - Diversified - 6.6%
American Express Co.	1,570	$55,499
Citigroup, Inc.	11,156	392,580
Fannie Mae	2,390	153,749
Freddie Mac	5,150	304,107
Goldman Sachs Group, Inc.	1,990	135,519
State Street Corp.	1,710	66,690
		1,108,144

Foods - 0.6%
Kellogg Co.	3,110	106,580

Footwear - 0.3%
Nike, Inc.	1,000	44,470

Healthcare - Diversified - 3.3%
Abbott Laboratories, Inc.	4,460	178,400
Johnson & Johnson	6,880	369,525
		547,925

Healthcare - Drug-Major Pharmaceutical - 7.7%
Aventis SA (EUR)	970	52,693
Eli Lilly & Co.	5,420	344,170
Forest Laboratories, Inc.*	1,020	100,184
Merck & Co., Inc.	2,200	124,542
Novartis AG (CHF)*	1,000	36,476
Pfizer, Inc.	19,095	583,734
Pharmacia Corp.	1,150	48,070
		1,289,869

Healthcare - Hospital Management - 0.6%
HCA, Inc.	2,610	108,315

Healthcare - Managed Care - 0.1%
UnitedHealth Group, Inc.	240	20,040

Healthcare - Medical Products & Supplies - 0.8%
Advanced Medical Optics, Inc.*	1	12
Baxter International, Inc.	790	22,120
Boston Scientific Corp.*	500	21,260
Guidant Corp.*	700	21,595
Medtronic, Inc.	1,500	68,400
		133,387

Household Products - Non-Durable - 2.6%
Colgate-Palmolive Co.	1,820	95,423
Kimberly-Clark Corp.	1,990	94,465
Procter & Gamble Co.	2,920	250,945
		440,833

Housewares - 0.3%
Newell Rubbermaid, Inc.	1,410	42,765

Insurance - Life & Health - 0.9%
Aflac, Inc.	700	21,084
Metlife, Inc.	4,480	121,139
UnumProvident Corp.	880	15,435
		157,658

Insurance - Multi-Line - 1.7%
American International Group, Inc.	2,530	$146,361
Hartford Financial Services, Inc.	3,060	139,016
		285,377

Insurance - Property & Casualty - 2.5%
Allstate Corp.	2,080	76,939
Chubb Corp.	2,210	115,362
St. Paul Co.'s, Inc.	3,010	102,491
Travelers Property Casualty Corp.*	5,181	75,902
XL Capital Ltd.	590	45,578
		416,272

Insurance Brokers - 0.5%
Marsh & McLennan Co.'s	1,630	75,322

Investment Banking / Brokerage - 0.6%
Lehman Brothers Holdings, Inc.	800	42,632
Merrill Lynch & Co., Inc.	1,510	57,305
		99,937

Leisure Time - Products - 0.2%
Harley-Davidson, Inc.	770	35,574

Lodging - Hotels - 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	1,300	30,862

Machinery - Diversified - 0.6%
Caterpillar, Inc.	400	18,288
Deere & Co.	1,950	89,408
		107,696

Manufacturing - Diversified - 2.3%
3M Co.	1,600	197,280
Danaher Corp.	900	59,130
Illinois Tool Works, Inc.	1,560	101,182
ITT Industries, Inc.	410	24,883
		382,475

Oil & Gas - Drilling & Equipment - 0.8%
Baker Hughes, Inc.	1,970	63,414
BJ Services Co.*	400	12,924
Schlumberger, Ltd.	1,390	58,505
		134,843

Oil & Gas - Exploration & Production - 0.2%
Unocal Corp.	1,280	39,142

Oil - Domestic Integrated - 0.2%
ConocoPhillips	800	38,712

Oil - International Integrated - 6.1%
BP plc	6,972	283,412
EnCana Corp. (ADR)	4,250	132,175
EnCana Corp. (CAD)	1,300	40,143
Exxon Mobil Corp.	16,404	573,156
		1,028,886

Paper & Forest Products - 1.1%
International Paper Co.	4,550	$159,114
Smurfit-Stone Container Corp.*	1,670	25,703
		184,817

Personal Care - 1.0%
Avon Products, Inc.	1,440	77,573
Gillette Co.	3,170	96,241
		173,814

Photography / Imaging - 0.2%
Eastman Kodak Co.	800	28,032

Publishing - 1.2%
McGraw-Hill Co.'s, Inc.	1,870	113,023
Reed International plc (GBP)	10,500	89,907
		202,930

Publishing - Newspapers - 2.9%
Gannett Co., Inc.	3,160	226,888
New York Times Co.	4,130	188,865
Tribune Co.	1,720	78,191
		493,944

Railroads - 1.2%
Canadian National Railway Co.	3,417	142,011
Union Pacific Corp.	990	59,271
		201,282

Restaurants - 0.3%
McDonald's Corp.	3,000	48,240

Retail - Building Supplies - 1.8%
Home Depot, Inc.	10,820	259,247
Lowe's Co.'s, Inc.	1,030	38,625
		297,872

Retail - Department Stores - 0.4%
Kohls Corp.*	700	39,165
May Department Stores Co.	1,200	27,576
		66,741

Retail - Discounters - 0.2%
Family Dollar Stores, Inc.	1,140	35,579

Retail - Drug Stores - 0.2%
CVS Corp.	1,300	32,461

Retail - Food Chains - 0.9%
Kroger Co.*	5,310	82,039
Safeway, Inc.*	3,230	75,453
		157,492

Retail - General Merchandise - 3.6%
Target Corp.	4,230	126,900
Wal-Mart Stores, Inc.	9,330	471,258
		598,158

Retail - Specialty Apparel - 0.5%
Gap, Inc. (The)	4,970	77,134

Savings & Loan Companies - 0.2%
Charter One Financial, Inc.	871	$25,024

Services - Commercial & Consumer - 0.1%
Cendant Corp.*	1,300	13,624

Services - Data Processing - 1.6%
Automatic Data Processing, Inc.	3,100	121,675
First Data Corp.	4,010	141,994
		263,669

Telecommunications - Cell / Wireless - 0.1%
Vodafone Group plc (ADR)	903	16,362

Telecommunications - Long Distance - 0.7%
AT&T Corp.	3,160	82,508
BT Group plc (ADR)	670	20,991
BT Group plc (GBP)	3,998	12,548
		116,047

Telephone - 2.6%
Bellsouth Corp.	10,350	267,755
SBC Communications, Inc.	5,380	145,852
Verizon Communications, Inc.	700	27,125
		440,732

Tobacco - 2.0%
Philip Morris Co.'s, Inc.	8,350	338,425

Waste Management - 0.2%
Waste Management, Inc.	1,290	29,567

Total Equity Securities (Cost $17,880,871)		16,381,250

U.S. Government Agencies and Instrumentalities - 2.6%	Par Value	Value
Federal Home Loan Bank Discount Notes, 1/2/03	$445,000	444,991

Total U.S. Government Agencies and Instrumentalities (Cost $444,991)		444,991

TOTAL INVESTMENTS (Cost $18,325,862) - 100.3%		16,826,241
Other assets and liabilities, net - (0.3)%		(55,572)
Net Assets - 100%		$16,770,669

See notes to schedules of investments and notes to financial statements.

Index 500 Portfolio

Schedule of Investments

December 31, 2002

Equity Securities - 98.5%	Shares	Value
Aerospace / Defense - 1.1%
Boeing Co.	9,900	$326,601
General Dynamics Corp.	2,300	182,551
Goodrich Corp.	1,300	23,816
Lockheed Martin Corp.	5,300	306,075
Northrop Grumman Corp.	2,104	204,044
Rockwell Collins, Inc.	2,300	53,498
		1,096,585

Agricultural Products - 0.2%
Archer-Daniels-Midland Co.	7,792	96,621
Monsanto Co.	3,240	62,370
		158,991

Air Freight - 1.0%
FedEx Corp.	3,400	184,348
United Parcel Service, Inc.	13,000	820,040
		1,004,388

Airlines - 0.2%
AMR Corp.*	1,900	12,540
Delta Air Lines, Inc.	1,500	18,150
Southwest Airlines Co.	9,250	128,575
		159,265

Aluminum - 0.2%
Alcoa, Inc.	9,820	223,700

Auto Parts & Equipment - 0.2%
Cooper Tire & Rubber Co.	800	12,272
Dana Corp.	1,700	19,992
Delphi Automotive Systems Corp.	6,400	51,520
Genuine Parts Co.	2,000	61,600
Goodyear Tire & Rubber Co.	1,800	12,258
Snap-On, Inc.	600	16,866
Visteon Corp.	1,800	12,528
		187,036

Automobiles - 0.5%
Ford Motor Co.	20,890	194,277
General Motors Corp.	6,572	242,244
		436,521

Banks - Major Regional - 4.7%
Amsouth BanCorp.	4,300	82,560
Bank of New York Co., Inc.	8,500	203,660
Bank One Corp.	13,600	497,080
BB&T Corp.	5,500	203,445
Comerica, Inc.	2,000	86,480
Fifth Third Bancorp.	6,683	391,290
FleetBoston Financial Corp.	12,152	295,293
Huntington Bancshares, Inc.	2,630	49,207
KeyCorp Ltd.	5,100	128,214
Marshall & Ilsley Corp.	2,500	68,450
Mellon Financial Corp.	5,100	133,161
National City Corp.	7,000	191,240
Northern Trust Corp.	2,600	$91,130
PNC Financial Services Group, Inc.	3,400	142,460
Regions Financial Corp.	2,500	83,400
SouthTrust Corp.	4,000	99,400
SunTrust Banks, Inc.	3,300	187,836
Synovus Financial Corp.	3,600	69,840
Union Planters Corp.	2,400	67,536
US Bancorp	22,421	475,774
Wells Fargo & Co.	19,700	923,339
Zions Bancorp.	1,100	43,284
		4,514,079

Banks - Money Center - 1.9%
Bank of America Corp.	17,400	1,210,518
Wachovia Corp.	15,800	575,752
		1,786,270

Banks - Regional - 0.1%
First Tennessee National Corp.	1,400	50,316
North Fork Bancorp., Inc.	1,800	60,732
		111,048

Beverages - Alcoholic - 0.6%
Adolph Coors Co.	400	24,500
Anheuser-Busch Co.'s, Inc.	10,000	484,000
Brown-Forman Corp.	800	52,288
		560,788

Beverages - Non-alcoholic - 2.4%
Coca-Cola Co.	28,800	1,262,016
Coca-Cola Enterprises, Inc.	5,200	112,944
Pepsi Bottling Group, Inc.	3,200	82,240
Pepsico, Inc.	20,070	847,355
		2,304,555

Biotechnology - 1.1%
Amgen, Inc.*	14,980	724,133
Biogen, Inc.*	1,700	68,102
Chiron Corp.*	2,100	78,960
Genzyme Corp - General Division*	2,600	76,882
Medimmune, Inc.*	3,000	81,510
		1,029,587

Broadcast - Television, Radio, Cable - 1.0%
Clear Channel Communications, Inc.*	7,200	268,488
Comcast Corp.*	26,881	633,585
Univision Communications, Inc.*	2,700	66,150
		968,223

Building Materials - 0.1%
Masco Corp.	5,700	119,985

Chemicals - 1.5%
Air Products & Chemicals, Inc.	2,700	115,425
Dow Chemical Co.	10,722	318,443
E.I. Du Pont de Nemours & Co.	11,600	491,840
Eastman Chemical Co.	900	33,093
Praxair, Inc.	1,900	109,763
Rohm & Haas Co.	2,500	81,200
Engelhard Corp.	1,600	35,760
PPG Industries, Inc.	2,000	$100,300
Ecolab, Inc.	1,500	74,250
Great Lakes Chemical Corp.	600	14,328
Hercules, Inc.*	1,100	9,680
International Flavors & Fragrances, Inc.	1,000	35,100
Sigma-Aldrich Corp.	900	43,830
		1,463,012

Communications Equipment - 0.9%
ADC Telecommunications, Inc.*	9,800	20,482
Andrew Corp.*	1,200	12,336
CIENA Corp.*	4,600	23,644
Comverse Technology, Inc.*	2,400	24,048
Corning, Inc.*	12,600	41,706
JDS Uniphase Corp.*	16,200	40,014
Lucent Technologies, Inc.*	38,400	48,384
Motorola, Inc.	26,501	229,234
Qualcomm, Inc.*	9,200	334,788
Scientific-Atlanta, Inc.	1,900	22,534
Tellabs, Inc.*	4,800	34,896
		832,066

Computers - Hardware - 3.3%
Apple Computer, Inc.*	3,900	55,887
Dell Computer Corp.*	30,300	810,222
Gateway, Inc.*	4,000	12,560
Hewlett-Packard Co.	35,384	614,266
International Business Machines Corp.	19,700	1,526,750
NCR Corp.*	1,200	28,488
Sun Microsystems, Inc.*	35,400	110,094
		3,158,267

Computers - Networking - 1.2%
Avaya, Inc.*	3,658	8,962
Cisco Systems, Inc.*	84,000	1,100,400
Network Appliance, Inc.*	4,100	41,000
		1,150,362

Computers - Peripherals - 0.3%
EMC Corp.*	26,100	160,254
Lexmark International, Inc.*	1,500	90,750
		251,004

Computers - Software & Services - 5.2%
Adobe Systems, Inc.	2,900	71,923
Autodesk, Inc.	1,200	17,160
BMC Software, Inc.*	2,600	44,486
Citrix Systems, Inc.*	1,700	20,944
Computer Associates International, Inc.	6,500	87,750
Compuware Corp.*	4,600	22,080
eBay, Inc.*	3,600	244,152
Electronic Arts, Inc.*	1,600	79,632
Intuit, Inc.*	2,300	107,916
Mercury Interactive Corp.*	900	26,685
Microsoft Corp.*	62,200	3,215,740
Novell, Inc.*	5,300	17,702
Oracle Corp.*	62,100	670,680
Parametric Technology Corp.*	3,200	8,064
Peoplesoft, Inc.*	3,400	62,220
Rational Software Corp.*	2,600	27,014
Siebel Systems, Inc.*	6,000	$44,880
Unisys Corp.*	3,500	34,650
Veritas Software Corp.*	4,900	76,538
Yahoo, Inc.*	6,800	111,180
		4,991,396

Construction Materials - 0.0%
Vulcan Materials Co.	1,200	45,000

Consumer - Jewelry, Novelty, Gifts - 0.0%
American Greetings Corp.*	900	14,220

Consumer Finance - 0.6%
Capital One Financial Corp.	2,700	80,244
Countrywide Credit Industries, Inc.	1,500	77,475
Household International, Inc.	5,400	150,174
MBNA Corp.	15,000	285,300
Providian Financial Corp.*	2,900	18,821
		612,014

Containers & Packaging - Metal & Glass - 0.0%
Ball Corp.	600	30,714

Containers & Packaging - Paper - 0.1%
Bemis Co.	600	29,778
Pactiv Corp.*	1,900	41,534
Temple-Inland, Inc.	700	31,367
		102,679

Distributors - Food & Health - 0.7%
AmerisourceBergen Corp.	1,203	65,335
Cardinal Health, Inc.	5,150	304,828
McKesson Corp.	3,300	89,199
Supervalu, Inc.	1,600	26,416
Sysco Corp.	7,600	226,404
		712,182

Electric Companies - 2.4%
Allegheny Energy, Inc.	1,600	12,096
Ameren Corp.	1,800	74,826
American Electric Power Co., Inc.	4,000	109,320
Centerpoint Energy, Inc.	3,600	30,600
Cinergy Corp.	2,000	67,440
CMS Energy Corp.	1,800	16,992
Consolidated Edison, Inc.	2,400	102,768
Constellation Energy Group, Inc.	1,900	52,858
Dominion Resources, Inc.	3,516	193,028
DTE Energy Co.	2,000	92,800
Duke Energy Corp.	10,200	199,308
Edison International	3,900	46,215
Entergy Corp.	2,600	118,534
Exelon Corp.	3,750	197,888
FirstEnergy Corp.	3,461	114,109
FPL Group, Inc.	2,100	126,273
Mirant Corp.*	4,636	8,762
PG&E Corp.*	4,700	65,330
Pinnacle West Capital Corp.	1,000	34,090
PPL Corp.	1,800	62,424
Progress Energy, Inc.	2,841	123,157
Public Service Enterprise Group	2,700	86,670
Southern Co.	8,300	$235,637
Teco Energy, Inc.	1,800	27,846
TXU Corp.	3,500	65,380
XCEL Energy, Inc.	4,645	51,095
		2,315,446

Electrical Equipment - 3.5%
American Power Conversion*	2,000	30,300
Cooper Industries Ltd	1,000	36,450
Emerson Electric Co.	4,900	249,165
General Electric Co.	115,800	2,819,730
Molex, Inc.	2,325	53,568
Power-One, Inc.*	1,100	6,237
Rockwell International Corp.	2,300	47,633
Sanmina-SCI Corp.*	6,400	28,736
Solectron Corp.*	9,900	35,145
Symbol Technologies, Inc.	3,000	24,660
Thomas & Betts Corp.*	700	11,830
		3,343,454

Electronics - Component Distributor - 0.1%
W.W. Grainger, Inc.	1,100	56,705

Electronics - Defense - 0.2%
Raytheon Co.	4,700	144,525

Electronics - Instruments - 0.2%
Agilent Technologies, Inc.*	5,578	100,181
PerkinElmer, Inc.	1,400	11,550
Tektronix, Inc.	1,000	18,190
Waters Corp.*	1,500	32,670
		162,591

Electronics - Semiconductors - 2.4%
Advanced Micro Devices, Inc.*	4,400	28,424
Altera Corp.*	4,700	57,998
Analog Devices, Inc.*	4,400	105,028
Applied Micro Circuits Corp.*	3,500	12,915
Broadcom Corp.*	3,300	49,698
Intel Corp.	77,000	1,198,890
Linear Technology Corp.	3,600	92,592
LSI Logic Corp.*	4,700	27,119
Maxim Integrated Products, Inc.	3,800	125,552
Micron Technology, Inc.*	7,000	68,180
National Semiconductor Corp.*	2,200	33,022
Nvidia Corp.*	1,800	20,718
PMC - Sierra, Inc.*	2,000	11,120
QLogic Corp.*	1,100	37,961
Texas Instruments, Inc.	20,200	303,202
Xilinx, Inc.*	4,000	82,400
		2,254,819

Engineering & Construction - 0.0%
Fluor Corp.	800	22,400
McDermott International, Inc.*	900	3,942
		26,342

Entertainment - 2.0%
AOL Time Warner, Inc.*	52,000	$681,200
Viacom, Inc.*	20,431	832,768
Walt Disney Co.	23,700	386,547
		1,900,515

Equipment - Semiconductors - 0.4%
Applied Materials, Inc.*	19,000	247,570
KLA-Tencor Corp.*	2,300	81,351
Novellus Systems, Inc.*	1,800	50,544
Teradyne, Inc.*	2,000	26,020
		405,485

Financial - Diversified - 6.5%
AMBAC Financial Group, Inc.	1,300	73,112
American Express Co.	15,200	537,320
Citigroup, Inc.	59,806	2,104,573
Equity Office Properties Trust (REIT)	4,800	119,904
Equity Residential Properties Trust (REIT)	3,200	78,656
Fannie Mae	11,600	746,228
Freddie Mac	8,100	478,305
Goldman Sachs Group, Inc.	5,600	381,360
J.P. Morgan Chase & Co.	23,230	557,520
Moody's Corp.	1,700	70,193
Morgan Stanley Dean Witter & Co.	12,600	502,992
Plum Creek Timber Co., Inc. (REIT)	2,300	54,280
Principal Financial Group, Inc.	3,800	114,494
Simon Property Group, Inc. (REIT)	2,200	74,954
SLM Corp.	1,800	186,948
State Street Corp.	3,800	148,200
		6,229,039

Foods - 1.3%
Campbell Soup Co.	4,900	115,003
Conagra, Inc.	6,200	155,062
Del Monte Foods Co.*	1	6
General Mills, Inc.	4,300	201,885
H.J. Heinz Co.	4,200	138,054
Hershey Foods Corp.	1,600	107,904
Kellogg Co.	4,800	164,496
Sara Lee Corp.	9,200	207,092
William Wrigley Jr. Co.	2,600	142,688
		1,232,190

Footwear - 0.2%
Nike, Inc.	3,000	133,410
Reebok International, Ltd.*	600	17,640
		151,050

Gaming, Lottery, Parimutuel - 0.1%
Harrah's Entertainment, Inc.*	1,300	51,480
International Game Technology*	1,000	75,920
		127,400

Gold and Precious Metals Mining - 0.1%
Newmont Mining Corp.	4,600	133,538

Hardware & Tools - 0.1%
Black & Decker Corp.	1,000	42,890
Stanley Works	1,100	38,038
		80,928

Healthcare - Diversified - 3.8%
Abbott Laboratories, Inc.	18,200	$728,000
Bristol-Myers Squibb Co.	22,700	525,505
Johnson & Johnson	34,532	1,854,714
Wyeth	15,500	579,700
		3,687,919

Healthcare - Drug - Generic, Other - 0.1%
King Pharmaceuticals, Inc.*	2,900	49,851
Watson Pharmaceutical, Inc.*	1,100	31,097
		80,948

Healthcare - Drugs - Major Pharmaceuticals - 6.0%
Allergan, Inc.	1,500	86,430
Eli Lilly & Co.	13,000	825,500
Forest Laboratories, Inc.*	2,100	206,262
Merck & Co., Inc.	26,100	1,477,521
Pfizer, Inc.	71,675	2,191,105
Pharmacia Corp.	14,977	626,038
Schering-Plough Corp.	17,100	379,620
		5,792,476

Healthcare - Hospital Management - 0.4%
HCA, Inc.	5,900	244,850
Health Management Associates, Inc.	2,900	51,910
Tenet Healthcare Corp.*	5,700	93,480
		390,240

Healthcare - Longterm Care - 0.0%
Manor Care, Inc.*	1,100	20,471

Healthcare - Managed Care - 0.7%
Aetna, Inc.	1,700	69,904
Anthem, Inc.*	1,700	106,930
Cigna Corp.	1,700	69,904
Humana, Inc.*	2,000	20,000
UnitedHealth Group, Inc.	3,500	292,250
Wellpoint Health Networks*	1,700	120,972
		679,960

Healthcare - Medical Products & Support - 1.8%
Applied Biosystems Group - Applera Corp.	2,600	45,604
Bausch & Lomb, Inc.	700	25,200
Baxter International, Inc.	6,900	193,200
Becton Dickinson & Co.	2,900	89,001
Biomet, Inc.	2,975	85,263
Boston Scientific Corp.*	4,700	199,844
C.R. Bard, Inc.	600	34,800
Guidant Corp.*	3,500	107,975
Medtronic, Inc.	14,200	647,520
St. Jude Medical, Inc.*	2,100	83,412
Stryker Corp.	2,300	154,376
Zimmer Holdings, Inc.*	2,280	94,666
		1,760,861

Healthcare - Special Services - 0.1%
Healthsouth Corp.*	4,200	17,640
Quest Diagnostics, Inc.*	1,100	62,590
Quintiles Transnational Corp.*	1,100	13,310
		93,540

Homebuilding - 0.1%
Centex Corp.	700	$35,140
KB Home	600	25,710
Pulte Homes, Inc.	700	33,509
		94,359

Household Furniture & Appliances - 0.1%
Leggett & Platt, Inc.	2,400	53,856
Maytag Corp.	1,000	28,500
Whirlpool Corp.	700	36,554
		118,910

Household Products - Non-Durable - 2.1%
Clorox Co.	2,500	103,125
Colgate-Palmolive Co.	6,200	325,066
Kimberly-Clark Corp.	5,900	280,073
Procter & Gamble Co.	15,100	1,297,694
		2,005,958

Housewares - 0.2%
Fortune Brands, Inc.	1,800	83,718
Newell Rubbermaid, Inc.	3,100	94,023
Tupperware Corp.	900	13,572
		191,313

Insurance - Life / Health - 1.0%
Aflac, Inc.	5,900	177,708
Jefferson-Pilot Corp.	1,650	62,882
John Hancock Financial Services, Inc.	3,300	92,070
Lincoln National Corp.	2,000	63,160
Metlife, Inc.	8,200	221,728
Prudential Financial, Inc.	6,600	209,484
Torchmark Corp.	1,300	47,489
UnumProvident Corp.	2,700	47,358
		921,879

Insurance - Multi-Line - 2.1%
American International Group, Inc.	30,310	1,753,433
Hartford Financial Services, Inc.	3,000	136,290
Loews Corp.	2,100	93,366
		1,983,089

Insurance - Property / Automobile - 1.3%
ACE Ltd.	3,100	90,954
Allstate Corp.	8,100	299,619
Chubb Corp.	1,900	99,180
Cincinnati Financial Corp.	1,900	71,345
MBIA, Inc.	1,600	70,176
MGIC Investment Corp.	1,100	45,430
Progressive Corp.	2,600	129,038
Safeco Corp.	1,600	55,472
St. Paul Co.'s, Inc.	2,600	88,530
Travelers Property Casualty Corp.*	11,586	169,735
XL Capital Ltd.	1,600	123,600
		1,243,079

Insurance Brokers - 0.4%
AON Corp.	3,300	62,337
Marsh & McLennan Co.'s	6,300	291,123
		353,460

Investment Banking / Brokerage - 0.8%
Bear Stearns Co.'s, Inc.	1,185	$70,389
Charles Schwab Corp.	16,000	173,600
Lehman Brothers Holdings, Inc.	2,700	143,883
Merrill Lynch & Co., Inc.	10,000	379,500
		767,372

Investment Management - 0.2%
Franklin Resources, Inc.	3,000	102,240
Janus Capital Group, Inc.*	2,700	35,289
T. Rowe Price Group, Inc.	1,500	40,920
		178,449

Iron / Steel - 0.1%
Allegheny Technologies, Inc.	1,150	7,165
Nucor Corp.	1,000	41,300
United States Steel Corp.	1,300	17,056
Worthington Industries	900	13,716
		79,237

Leisure Time - Products - 0.3%
Brunswick Corp.	900	17,874
Harley-Davidson, Inc.	3,600	166,320
Hasbro, Inc.	1,900	21,945
Mattel, Inc.	5,200	99,580
		305,719

Lodging - Hotels - 0.4%
Carnival Corp.	6,700	167,165
Hilton Hotels Corp.	4,600	58,466
Marriott International, Inc.	2,700	88,749
Starwood Hotels & Resorts Worldwide, Inc.	2,300	54,602
		368,982

Machinery-Diversified - 0.5%
Caterpillar, Inc.	4,000	182,880
Deere & Co.	2,700	123,795
Dover Corp.	2,300	67,068
Ingersoll-Rand Co.	2,000	86,120
		459,863

Manufacturing - Diversified - 2.4%
3M Co.	4,500	554,850
American Standard Co.'s*	800	56,912
Crane Co.	600	11,958
Danaher Corp.	1,800	118,260
Eaton Corp.	800	62,488
Honeywell International, Inc.	9,737	233,688
Illinois Tool Works, Inc.	3,600	233,496
ITT Industries, Inc.	1,100	66,759
Johnson Controls, Inc.	1,000	80,170
Parker Hannifin Corp.	1,300	59,969
Textron, Inc.	1,500	64,485
Thermo Electron Corp.	2,000	40,240
Tyco International Ltd.	23,325	398,391
United Technologies Corp.	5,500	340,670
		2,322,336

Manufacturing - Specialized - 0.2%
Avery Dennison Corp.	1,300	$79,404
Jabil Circuit, Inc.*	2,400	43,008
Millipore Corp.	600	20,400
Pall Corp.	1,400	23,352
Sealed Air Corp.*	1,000	37,300
		203,464

Metals Mining - 0.0%
Freeport-McMoran Copper & Gold, Inc.*	1,500	25,170
Phelps Dodge Corp.*	1,100	34,815
		59,985

Natural Gas - 0.4%
Dynegy, Inc.	4,500	5,310
El Paso Energy Corp.	7,059	49,131
KeySpan Corp.	1,700	59,908
Kinder Morgan, Inc.	1,500	63,405
Nicor, Inc.	500	17,015
NiSource, Inc.	2,740	54,800
Peoples Energy Corp.	400	15,460
Sempra Energy	2,500	59,125
Williams Co.'s, Inc.	7,000	18,900
		343,054

Office Equipment & Supplies - 0.1%
Pitney Bowes, Inc.	2,800	91,448

Oil - Domestic Integrated - 0.7%
Amerada Hess Corp.	1,100	60,555
ConocoPhillips	7,794	377,152
Marathon Oil Corp.	3,700	78,773
Occidental Petroleum Corp.	4,400	125,180
		641,660

Oil - International Integrated - 3.7%
ChevronTexaco Corp.	12,452	827,809
Exxon Mobil Corp.	78,350	2,737,549
		3,565,358

Oil & Gas - Drilling & Equipment - 0.8%
Baker Hughes, Inc.	4,000	128,760
BJ Services Co.*	1,900	61,389
Halliburton Co.	4,900	91,679
Nabors Industries, Ltd.*	1,600	56,432
Noble Corp.*	1,400	49,210
Rowan Co.'s, Inc.	1,100	24,970
Schlumberger, Ltd.	6,800	286,212
Transocean Sedco Forex, Inc.	3,881	90,039
		788,691

Oil & Gas - Exploration & Production - 0.7%
Anadarko Petroleum Corp.	2,974	142,455
Apache Corp.	1,660	94,603
Burlington Resources, Inc.	2,400	102,360
Devon Energy Corp.	1,900	87,210
EOG Resources, Inc.	1,400	55,888
Kerr-McGee Corp.	1,200	53,160
Unocal Corp.	3,000	91,740
		627,416

Oil & Gas - Refinery & Marketing - 0.1%
Ashland, Inc.	800	$22,824
Sunoco, Inc.	900	29,862
		52,686

Paper & Forest Products - 0.5%
Boise Cascade Corp.	600	15,132
Georgia-Pacific Corp.	2,646	42,760
International Paper Co.	5,631	196,916
Louisiana-Pacific Corp.*	1,300	10,478
MeadWestvaco Corp.	2,461	60,811
Weyerhaeuser Co.	2,600	127,946
		454,043

Personal Care - 0.6%
Alberto-Culver Co.	700	35,280
Avon Products, Inc.	2,800	150,836
Gillette Co.	12,300	373,428
		559,544

Photography / Imaging - 0.2%
Eastman Kodak Co.	3,500	122,640
Xerox Corp.*	8,600	69,230
		191,870

Power Producers - Independent - 0.0%
AES Corp.*	7,100	21,442
Calpine Corp.*	4,100	13,366
		34,808

Publishing - 0.2%
McGraw-Hill Co.'s, Inc.	2,300	139,012
Meredith Corp.	600	24,666
		163,678

Publishing - Newspapers - 0.6%
Dow Jones & Co., Inc.	1,000	43,230
Gannett Co., Inc.	3,100	222,580
Knight Ridder, Inc.	1,000	63,250
New York Times Co.	1,800	82,314
Tribune Co.	3,602	163,747
		575,121

Railroads - 0.5%
Burlington Northern Santa Fe Corp.	4,500	117,045
CSX Corp.	2,600	73,606
Norfolk Southern Corp.	4,700	93,953
Union Pacific Corp.	3,000	179,610
		464,214

Restaraurants - 0.5%
Darden Restaurants, Inc.	2,150	43,967
McDonald's Corp.	14,700	236,376
Starbucks Corp.*	4,600	93,748
Wendy's International, Inc.	1,400	37,898
Yum! Brands, Inc.*	3,600	87,192
		499,181

Retail - Building Supplies - 1.1%
Home Depot, Inc.	27,000	$646,920
Lowe's Co.'s, Inc.	9,000	337,500
Sherwin-Williams Co.	1,600	45,200
		1,029,620

Retail - Computers & Electronics - 0.2%
Best Buy Co., Inc.*	3,700	89,355
Circuit City Stores, Inc.	2,600	19,292
RadioShack Corp.	2,100	39,354
		148,001

Retail - Department Stores - 0.5%
Dillards, Inc.	1,100	17,446
Federated Department Stores, Inc.*	2,400	69,024
J.C. Penney Co., Inc.	3,000	69,030
Kohls Corp.*	4,000	223,800
May Department Stores Co.	3,500	80,430
Nordstrom, Inc.	1,600	30,352
		490,082

Retail - Discounters - 0.1%
Big Lots, Inc.*	1,200	15,876
Dollar General Corp.	4,150	49,592
Family Dollar Stores, Inc.	2,100	65,541
		131,009

Retail - Drug Stores - 0.5%
CVS Corp.	4,600	114,862
Walgreen Co.	11,800	344,442
		459,304

Retail - Food Chains - 0.4%
Albertson's, Inc.	4,300	95,718
Kroger Co.*	9,200	142,140
Safeway, Inc.*	5,300	123,808
Winn-Dixie Stores, Inc.	1,400	21,392
		383,058

Retail - General Merchandisers - 3.3%
Costco Wholesale Corp.*	5,200	145,912
Sears, Roebuck & Co.	3,800	91,010
Target Corp.	10,500	315,000
Wal-Mart Stores, Inc.	51,400	2,596,214
		3,148,136

Retail - Specialty - 0.4%
Autozone, Inc.*	1,200	84,780
Bed Bath & Beyond, Inc.*	3,500	120,855
Office Depot, Inc.*	3,600	53,136
Staples, Inc.*	5,200	95,160
Tiffany & Co.	1,800	43,038
Toys R US, Inc.*	2,500	25,000
		421,969

Retail - Specialty, Apparel - 0.4%
Gap, Inc. (The)	10,200	158,304
Limited Brands	5,800	80,794
TJX Companies, Inc.	6,000	117,120
		356,218

Savings & Loan Companies - 0.6%
Charter One Financial, Inc.	2,548	$73,204
Golden West Financial Corp.	1,800	129,258
Washington Mutual, Inc.	11,100	383,283
		585,745

Services - Advertising / Marketing - 0.2%
Interpublic Group Co.'s., Inc.	4,700	66,176
Omnicom Group, Inc.	2,200	142,120
TMP Worldwide, Inc.*	1,400	15,834
		224,130

Services - Commercial & Consumer - 0.5%
Apollo Group, Inc.*	2,100	92,400
Cendant Corp.*	12,400	129,952
Cintas Corp.	1,900	86,925
Convergys Corp.*	2,100	31,815
H & R Block, Inc.	2,200	88,440
IMS Health, Inc.	3,500	56,000
		485,532

Services - Computer Systems - 0.3%
Computer Sciences Corp.*	2,100	72,345
Electronic Data Systems Corp.	5,600	103,208
Sabre Holdings Corp.*	1,734	31,403
Sungard Data Systems, Inc.*	3,300	77,748
		284,704

Services - Data Processing - 1.0%
Automatic Data Processing, Inc.	7,000	274,750
Concord EFS, Inc.*	6,000	94,440
Equifax, Inc.	1,800	41,652
First Data Corp.	8,700	308,067
Fiserv, Inc.*	2,200	74,690
Paychex, Inc.	4,450	124,155
		917,754

Services - Employment - 0.0%
Robert Half International, Inc.*	2,200	35,442

Specialty Printing - 0.1%
Deluxe Corp.	800	33,680
R.R. Donnelley & Sons Co.	1,400	30,478
		64,158

Telecommunications - Cell / Wireless - 0.4%
AT&T Wireless Services, Inc.*	31,075	175,574
Nextel Communications, Inc.*	11,300	130,515
Sprint Corp. - PCS Group*	12,200	53,436
		359,525

Telecommunications - Long Distance - 0.4%
AT&T Corp.	9,015	235,382
Sprint Corp. - FON Group	10,600	153,488
		388,870

Telephone - 3.3%
Alltel Corp.	3,600	$183,600
Bellsouth Corp.	21,800	563,966
CenturyTel, Inc.	1,700	49,946
Citizens Communications Co.*	3,000	31,650
Qwest Communications International, Inc.	18,634	93,170
SBC Communications, Inc.	38,800	1,051,868
Verizon Communications, Inc.	31,944	1,237,830
		3,212,030

Textiles - Apparel - 0.1%
Jones Apparel Group, Inc.*	1,600	56,704
Liz Claiborne, Inc.	1,300	38,545
VF Corp.	1,200	43,260
		138,509

Tobacco - 1.1%
Philip Morris Co.'s, Inc.	24,000	972,720
RJ Reynolds Tobacco Holdings, Inc.	1,100	46,321
UST, Inc.	2,000	66,860
		1,085,901

Truckers - 0.0%
Ryder System, Inc.	700	15,708

Trucks & Parts - 0.1%
Cummins, Inc.	500	14,065
Navistar International Corp.*	700	17,017
Paccar, Inc.	1,400	64,582
		95,664

Waste Management - 0.2%
Allied Waste Industries, Inc.*	2,400	24,000
Waste Management, Inc.	7,100	162,732
		186,732

Total Equity Securities (Cost $141,778,052)		94,452,406

Corporate Securities - 0.5%	Par Value
AIM Stic Prime Fund	$466,360	466,360
Federated Prime Obligations Fund	16	16

Total Corporate Securities (Cost $466,376)		466,376

U.S. Government Agencies and Instrumentalities - 0.7%
U.S. Treasury Bills, 3/13/03	645,000	643,499

Total U.S. Government Agencies and Instrumentalities (Cost $643,499)		643,499

TOTAL INVESTMENTS (Cost $142,887,927) - 99.7%		95,562,281
Other assets and liabilities, net - 0.3%		332,035
Net Assets - 100%		$95,894,316

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
S&P 500+	9	3/03	$1,977,525	($34,281)

See notes to schedules of investments and notes to financial statements.

Money Market Portfolio

Schedule of Investments

December 31, 2002

	Principal
Certificates of Deposit - 0.9%	Amount	Value
Toronto-Dominion, 1.51%, 11/12/03	$1,500,000	$1,500,000

Total Certificates of Deposit (Cost $1,500,000)		1,500,000

Municipal Obligations - 4.0%
Colorado Metropolitan Football Stadium District, 1.90%, 3/1/03, MBIA Insured	1,365,000	1,365,000
Maine State GO Bonds, 2.50%, 6/26/03	1,500,000	1,502,709
Minneapolis and St. Paul Minnesota Airports Commission, 3.00%, 1/1/03	1,500,000	1,500,000
North Carolina State GO Bonds, 3.50%, 3/1/03	1,000,000	1,001,020
Washington State GO Bonds, 3.00%, 7/1/03	1,145,000	1,149,808

Total Municipal Obligations (Cost $6,518,537)		6,518,537

U.S. Government Agencies and Instrumentalities - 22.2%
Federal Home Loan Bank Discount Notes:
10/20/03	5,000,000	4,943,628
12/11/03	2,000,000	1,972,862
Federal Home Loan Bank Notes:
5.00%, 2/14/03	1,000,000	1,003,135
2.50%, 4/25/03	2,500,000	2,499,706
2.55%, 4/25/03	2,500,000	2,500,000
4.50%, 7/7/03	1,000,000	1,010,082
2.235%, 7/25/03	5,000,000	5,000,000
2.06%, 11/21/03	5,000,000	5,000,000
3.18%, 12/3/03	5,000,000	5,078,936
5.375%, 1/5/04	2,000,000	2,076,527
Freddie Mac Discount Notes, 11/6/03	5,000,000	4,939,917

Total U.S. Government Agencies and Instrumentalities (Cost $36,024,793)		36,024,793

Taxable Variable Rate Demand Notes # - 71.8%
Alameda County, California IDA Industrial Revenue, 1.45%, 7/1/30,
LOC: Union Bank of California, C/LOC: CalSTERS	2,500,000	2,500,000
Alaska Housing Finance Corp.:
1.45%, 12/1/32, TOA: MBIA Insured	2,650,000	2,650,000
1.74%, 12/1/32, TOA: MBIA Insured	2,000,000	2,000,000
American Buildings Co., Revenue, 1.45%, 8/1/20, LOC: Canadian Imperial	3,000,000	3,000,000
Atmore Alabama Industrial Development Board Revenue, 1.55%, 8/1/22,
LOC: Whitney National Bank, C/LOC: Bank of New York	500,000	500,000
Bethany, Missouri IDA Revenue, 1.50%, 5/1/14, LOC: Bank of America	2,850,000	2,850,000
California Statewide Communities Development Authority Special Tax COPs, 1.70%, 8/1/32,
LOC: US Bank, NA	845,000	845,000
Chaves County New Mexico Industrial Revenue, 1.50%, 8/1/09, LOC: Bank of America	2,800,000	2,800,000
Columbus, Georgia Development Authority Revenue:
1.45%, 4/1/20, LOC: Columbus Bank & Trust	1,055,000	1,055,000
1.60%, 12/1/19, LOC: Bank of Nova Scotia	5,000,000	5,000,000
Connecticut State Housing Finance Authority, 1.40%, 11/15/16,
BPA: Landesbank Hessen-Thuringen Girozenrale & Toronto-Dominion, AMBAC Insured	3,375,000	3,375,000
Dayton Wheel Concepts, Inc., 1.65%, 5/1/24, LOC: National City Bank	1,000,000	1,000,000
Fulton County Georgia IDA Revenue, 1.45%, 12/1/04, LOC: Branch Bank Trust (BBT)	700,000	700,000
Hillcrest Baptist Church of Pensacola, Florida, 1.52%, 12/1/20, LOC: SouthTrust Bank, AL	4,500,000	4,500,000
Illinois State Development Finance Authority Revenue, 1.52%, 7/1/10, LOC: Lasalle Bank	800,000	800,000
Indiana State Development Finance Authority Revenue, 1.64%, 9/1/16, LOC: Bank One, NA	4,800,000	4,800,000
Kaneville Road Joint Venture Inc., 1.65%, 11/1/32, LOC: First American Bank, C/LOC: FHLB	$2,400,000	$2,400,000
Kent Adhesive Products Co. and C. Joseph Barnette, 1.65%, 5/1/27, LOC: National City Bank	3,040,000	3,040,000
Kingston Healthcare Co., 1.60%, 7/20/25, LOC: Wells Fargo Bank, NA	2,937,300	2,937,300
Los Angeles County California MFH Revenue, 1.40%, 4/15/33, LOC: FNMA	2,300,000	2,300,000
Maine Finance Authority Revenue, 1.50%, 6/1/08, BPA: Fleet National Bank, AMBAC Insured	1,200,000	1,200,000
Matagorda County Texas Pollution Control Revenue, 1.90%, 10/1/29, SWAP: Bank of New York	2,980,000	2,980,000
Meriter Hospital, Inc., 1.50%, 12/1/16, LOC: US Bank, NA	3,100,000	3,100,000
Michigan State Strategic Fund Economic Development Limited Obligation Revenue, 1.65%, 12/1/16,
LOC: Comerica Bank	1,095,000	1,095,000
Montgomery Alabama Industrial Development Board Pollution Control Revenue, 1.52%, 10/1/07,
LOC: Regions Bank	500,000	500,000
Montgomery County Alabama Cancer Center LLC, 1.45%, 10/1/12, LOC: SouthTrust Bank, AL	940,000	940,000
Morton Family Trust, 1.50%, 2/1/32, LOC: Comerica Bank	4,500,000	4,500,000
New York City Housing Development Corp. MFH Revenue:
1.40%, 11/15/28, CA: FNMA	1,100,000	1,100,000
1.40%, 11/15/31, LOC: FNMA	1,400,000	1,400,000
1.80%, 8/15/32, LOC: FNMA	2,700,000	2,700,000
New York City Taxable GO, 1.50%, 11/1/23 BPA: FGIC SPI, FGIC Insured	5,000,000	5,000,000
New York City Transitional Finance Authority, 1.45%, 5/1/30, LOC: Westdeutsche Landes	2,800,000	2,800,000
New York Housing Finance Agency Revenue:
1.44%, 11/1/33, LOC: Key Bank	5,000,000	5,000,000
1.40%, 11/1/34, LOC: Fleet National Bank	3,000,000	3,000,000
Northeast Waste Disposal Authority Resource Recovery Revenue, 2.52%, 3/15/03, AMBAC Insured	695,000	695,000
Omaha Nebraska Special Obligation, 1.52%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured	2,300,000	2,300,000
Osprey Properties LLC, 1.50%, 6/1/27, LOC: Wells Fargo Bank, NA	2,300,000	2,300,000
Post Apartment Homes LP MFH Revenue, 1.42%, 7/15/29, CA: FNMA	3,000,000	3,000,000
Racetrac Capital, LLC, 1.47%, 9/1/20, LOC: Regions Bank	3,000,000	3,000,000
Rex Lumber, LLC, 1.45%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB	1,300,000	1,300,000
Rocketship Properties III, LLC, 1.62%, 6/1/21, LOC: National Bank of South Carolina	480,000	480,000
Savannah Georgia Economic Development Authority, 1.55%, 3/1/18, LOC: SunTrust Bank	1,150,000	1,150,000
Sea Island Co., 1.534%, 2/1/21, LOC: Columbus Bank & Trust	2,500,000	2,500,000
Shawnee Kansas Private Activity Revenue, 1.50%, 12/1/12, LOC: JP Morgan Chase Bank	1,745,000	1,745,000
South Central Communications Corp., 1.45%, 6/1/13, LOC: Fifth Third Bank	2,540,000	2,540,000
Southeast Alabama Gas Distribution Revenue, 1.45%, 6/1/25, BPA: AmSouth Bank, AMBAC Insured	200,000	200,000
St. Francis Place Ltd., 1.60% 12/1/08, LOC: Credit Suisse First Boston	2,745,000	2,745,000
St. Paul Minnesota Port Authority Revenue, 1.70%, 3/1/07, LOC: Dexia Credit Local	725,000	725,000
Sussex County, Delaware, 2.03%, 11/1/27, LOC: Wilmington Trust Co.	2,700,000	2,700,000
Tyler Enterprises, LLC, 1.45%, 10/1/22, LOC: Peoples Bank and Trust Co., C/LOC: FHLB	3,700,000	3,700,000
Waukesha Wisconsin IDA Revenue, 1.70%, 8/1/08, LOC: US Bank, NA	580,000	580,000
Wenatchee Valley Clinic, 1.50%, 11/23/24, LOC: US Bank, NA	285,000	285,000

Total Taxable Variable Rate Demand Notes (Cost $116,312,300)		116,312,300

TOTAL INVESTMENTS (Cost $160,355,630) - 98.9%		160,355,630
Other assets and liabilities, net - 1.1%		1,821,548
Net Assets - 100%		$162,177,178

See notes to schedules of investments and notes to financial statements.

Select Portfolio

Schedule of Investments

December 31, 2002

Equity Securities - 95.2%	Shares	Value
Biotechnology - 4.4%
Chiron Corp.*	29,800	$1,120,480

Broadcast - Television, Radio, & Cable - 4.1%
Liberty Media Corp.*	116,000	1,037,040

Computers - Software & Services - 5.3%
Novell, Inc.*	402,400	1,344,016

Entertainment - 4.4%
AOL Time Warner, Inc.*	84,500	1,106,950

Hardware & Tools - 3.7%
Black & Decker Corp.	21,800	935,002

Healthcare - Medical Products & Supplies - 4.2%
Guidant Corp.*	34,800	1,073,580

Healthcare - Special Services - 5.1%
Omnicare, Inc.	53,800	1,282,054

Leisure Time - Products - 2.9%
Mattel, Inc.	38,100	729,615

Oil & Gas - Exploration & Production - 4.4%
Burlington Resources, Inc.	25,900	1,104,635

Publishing - Newspapers - 4.0%
Knight Ridder, Inc.	16,000	1,012,000

Restaurants - 3.5%
Yum! Brands, Inc.*	36,600	886,452

Retail - Department Stores - 4.4%
J.C. Penney Co., Inc.	48,000	1,104,480

Retail - Food Chains - 4.5%
Kroger Co.*	73,400	1,134,030

Savings & Loan Companies - 17.9%
Washington Mutual, Inc.	130,700	4,513,071

Services - Commercial & Consumer - 7.2%
H & R Block, Inc.	45,000	1,809,000

Services - Computer Systems - 2.3%
Electronic Data Systems Corp.	31,600	582,388

Services - Data Processing - 4.6%
First Data Corp.	33,000	1,168,530

Telecommunications - Long Distance - 3.8%
Sprint Corp. - FON Group	65,700	951,336

Waste Management - 4.5%
Waste Management, Inc.	49,900	$1,143,708

Total Equity Securities (Cost $25,586,055)		24,038,367

TOTAL INVESTMENTS (Cost $25,586,055) - 95.2%		24,038,367
Other assets and liabilities, net - 4.8%		1,214,432
Net Assets - 100%		$25,252,799

See notes to schedules of investments and notes to financial statements.

Small Company Equity Portfolio

(formerly known as Micro Cap Portfolio)

Schedule of Investments

December 31, 2002

Equity Securities - 93.2%	Shares	Value
Auto Parts & Equipment - 1.3%
Aftermarket Technology, Corp.*	15,200	$220,400

Banks - Major Regional - 6.9%
Boston Private Financial Holdings, Inc.	11,100	220,446
Financial Institutions, Inc.	7,300	214,328
First Republic Bank*	6,350	126,936
Pacific Crest Capital, Inc.	18,000	284,400
Sterling Bancorp	11,324	298,048
		1,144,158

Broadcast - TV, Radio, & Cable - 4.0%
Lin TV Corp.*	7,800	189,930
Saga Communications, Inc.*	24,850	472,150
		662,080

Building Materials - 0.9%
ElkCorp	9,100	157,430

Chemicals - 1.2%
Penford Corp.	13,900	195,851

Communications Equipment - 1.7%
Bel Fuse, Inc. - (Class B)	13,600	274,040

Computers - Peripherals - 1.0%
Acres Gaming, Inc.*	30,800	162,932

Computers - Software & Services - 2.4%
Ansoft Corp.*	23,900	146,985
Onesource Information Service, Inc.*	32,000	246,400
		393,385

Containers & Packaging - Paper - 0.2%
Astronics Corp.*	5,825	40,193

Distributors - Food & Health - 1.6%
Performance Food Group Co.*	7,600	258,088

Electric Companies - 2.0%
Central Vermont Public Service Corp.	17,900	327,212

Electrical Equipment - 6.1%
AZZ, Inc.	13,300	165,186
Excel Technology, Inc.*	13,400	239,726
LSI Industries, Inc.	24,200	335,170
Spectrum Control, Inc.*	19,100	100,275
Woodhead Industries, Inc.	14,400	162,720
		1,003,077

Electronics - Component Distributor - 1.3%
Rogers Corp.*	9,800	218,050

Electronics - Defense - 1.0%
EDO Corp.	8,400	174,552
Electronics - Instruments - 3.3%
Ii-Vi, Inc.*	21,500	$345,290
Methode Electronics, Inc.	17,800	195,266
		540,556

Electronics - Semiconductors - 3.9%
Actel Corp.*	15,600	253,032
Micro Linear Corp.*	120,000	384,000
		637,032

Equipment - Semiconductors - 0.9%
Mykrolis Corp.	19,800	144,540

Financial - Diversified - 2.3%
Mid-Atlantic Realty Trust	15,900	276,660
ProAssurance Corp.	4,900	102,900
		379,560

Healthcare - Drug - Major Pharmaceutical - 5.4%
Columbia Laboratories, Inc.*	77,400	260,064
Inveresk Research Group, Inc.	12,000	258,960
Pharmaceutical Resources, Inc.*	12,700	378,460
		897,484

Healthcare - Longterm Care - 2.1%
Prime Medical Services, Inc.*	40,300	349,401

Healthcare - Medical Products & Supplies - 0.1%
Osteotech, Inc.*	1,600	10,304

Healthcare - Specialty Services - 0.5%
Kendle International, Inc.*	8,700	76,569

Homebuilding - 1.3%
Palm Harbor Homes, Inc.*	12,300	214,881

Insurance Brokers - 1.6%
Corvel Corp.*	7,500	268,125

Insurance - Property - Casualty - 2.3%
Donegal Group, Inc.	5,132	55,169
Stewart Information Services Corp.*	15,000	320,850
		376,019

Leisure Time - Products - 3.9%
Garmin, Ltd.*	14,100	413,130
Marine Products Corp.	23,300	229,505
		642,635

Machinery - Diversified - 3.7%
Aaon, Inc.*	12,050	222,082
Gardner Denver, Inc.*	10,600	215,180
Met-Pro Corp.	11,900	172,312
		609,574

Manufacturing - Specialized - 4.1%
Regal-Beloit Corp.	10,900	225,630
Robbins & Myers, Inc.	8,100	149,040
Teleflex, Inc.	7,100	304,519
		679,189

Metal Fabricators - 0.7%
Hardinge, Inc.	13,700	$113,025

Oil & Gas - Drilling & Equipment - 1.4%
Tidewater, Inc.	7,300	227,030

Publishing - 2.1%
Thomas Nelson, Inc.	35,500	355,710

Restaurants - 2.1%
Benihana, Inc.*	7,600	103,968
Benihana, Inc. (Class A)*	18,540	250,290
		354,258

Retail - Home Shopping - 1.4%
Sportsman's Guide, Inc.*	33,200	232,400

Retail - Specialty - 1.2%
Big 5 Sporting Goods Corp.*	17,700	190,983

Savings & Loan Companies - 5.9%
CFS Bancorp, Inc.	14,150	202,345
First Essex Bancorp, Inc.	10,700	357,380
LSB Corp.	5,800	70,992
Southern Financial Bancorp, Inc.	5,000	150,500
Webster Financial Corp.	5,600	194,880
		976,097

Services - Commercial & Consumer - 4.6%
FTI Consulting, Inc.*	4,250	170,637
iDine Rewards Network, Inc.*	30,700	326,034
Team, Inc.*	33,000	255,750
		752,421

Services - Employment - 0.4%
Heidrick & Struggles, Inc.*	200	2,934
Korn / Ferry International*	7,600	56,848
		59,782

Services - Facility - 1.0%
ABM Industries, Inc.	10,900	168,950

Shipping - 2.0%
RPC, Inc.	29,100	337,560

Truckers - 1.6%
Knight Transportation, Inc.*	12,750	267,750

Waste Management - 1.3%
Clean Harbors, Inc.*	13,600	211,072

Water Utilities - 0.5%
Southwest Water Co.	6,678	88,480

Total Equity Securities (Cost $15,899,185)		15,392,835

TOTAL INVESTMENTS (Cost $15,899,185) - 93.2%		15,392,835
Other assets and liabilities, net - 6.8%		1,118,113
Net Assets - 100%		$16,510,948

See notes to schedules of investments and notes to financial statements.

Notes to Schedules of Investments

* Non-income producing.

+ Futures collateralized by 645,000 units of U.S. Treasury Bills.

# For the Money Market Portfolio, tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:

         BPA: Bond-Purchase Agreement

         C/LOC: Collateralized Letter of Credit

         CA: Collateralized Agreement

         FGIC: Federal Guaranty Insurance Company

         FGIC SPI: Federal Guaranty Insurance Company Securities Purchase, Inc.

         GA: Guarantee Agreement

         LOC: Letter of Credit

Abbreviations:

         ADR: American Depository Receipt

         AMBAC: American Municipal Bond Assurance Corp.

         COPS: Certificates of Participation

         FGIC: Financial Guaranty Insurance Company

         FHLB: Federal Home Loan Bank

         FNMA: Federal National Mortgage Association

         GO: General Obligation

         IDA: Industrial Development Authority

         LLC: Limited Liability Corporation

         LP: Limited Partnership

         MBIA: Municipal Bond Insurance Association

         MFH: Multi-Family Housing

         REIT: Real Estate Investment Trust

         VRDN: Variable Rate Demand Notes

         (CAD) Security is valued in Canadian Dollars.

         (CHF) Security is valued in Swiss Francs.

         (EUR) Security is valued in European Euros.

         (GBP) Security is valued in Great British Pounds.

         (JPY) Security is valued in Japanese Yen.

         (NLG) Security is valued in Netherlands Guilders.

         (NOK) Security is valued in Norwegian Krone.

See notes to financial statements.

Statements of Assets and Liabilities

December 31, 2002

	Income &		Small
	Growth	Growth	Capitalization
assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value (Cost $41,424,874, $72,373,290 and $29,908,093 for Income & Growth, Growth and Small Capitalization Portfolios, respectively) -- See accompanying schedules	$39,964,528	$72,212,428	$30,536,806
Cash	17,976	--	1,947,668
Receivable for securities sold	--	--	64,474
Receivable for shares sold	--	25,027	--
Interest & dividends receivable	57,734	60,834	--
Other assets	1,010	2,180	803
Total assets	40,041,248	72,300,469	32,549,751

liabilities
Payable for securities purchased	--	249,628	433,347
Payable for shares redeemed	34,576	--	303,329
Payable to Ameritas Investment Corp.	22,288	56,222	22,352
Payable to Calvert Administrative Services Company	4,247	--	4,247
Line of credit borrowings	--	324,230	--
Accrued expenses and other liabilities	28,688	41,157	24,230
Total liabilities	89,799	671,237	787,505
Net Assets	$39,951,449	$71,629,232	$31,762,246

net assets consist of:
Paid-in capital applicable to 4,381,225, 2,238,179 and 1,668,006 shares of common stock outstanding for Income and Growth, Growth and Small Capitalization Portfolios, respectively, $0.01 par value with 1,000,000,000 shares authorized for each portfolio	$69,417,132	$137,599,373	$80,685,846
Undistributed net investment income	41,215	--	--
Accumulated net realized gain (loss) on investments	(28,046,552)	(65,809,279)	(49,552,313)
Net unrealized appreciation (depreciation) on investments	(1,460,346)	(160,862)	628,713

Net Assets	$39,951,449	$71,629,232	$31,762,246

Net Asset Value Per Share	$9.12	$32.00	$19.04

See notes to financial statements.

Statements of Assets and Liabilities

December 31, 2002

	MidCap	Emerging
	Growth	Growth	Research
assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value (Cost $56,467,212, $34,157,608 and $17,004,696 for MidCap Growth, Emerging Growth and Research Portfolios Respectively) -- See accompanying schedules	$55,892,357	$30,823,060	$15,717,626
Cash	73,886	10,502	4,744
Receivable for securities sold	--	95,546	99,864
Receivable for shares sold	--	6,823	--
Interest & dividends receivable	12,796	21,022	25,102
Other assets	1,326	1,700	1,920
Total assets	55,980,365	30,958,653	15,849,256

liabilities
Payable for securities purchased	359,426	230,079	136,773
Payable for shares redeemed	2,625,397	--	17,871
Payable to Ameritas Investment Corp.	40,260	19,990	7,978
Payable to Calvert Administrative Services Company	4,247	4,247	4,247
Accrued expenses and other liabilities	33,958	37,750	23,408
Total liabilities	3,063,288	292,066	190,277
Net Assets	$52,917,077	$30,666,587	$15,658,979

net assets consist of:
Paid-in capital applicable to 2,474,795, 2,613,670 and 1,284,009 shares of common stock outstanding for MidCap Growth, Emerging Growth and Research Portfolios, respectively, $0.01 par value with 1,000,000,000 shares authorized for each portfolio	$78,445,698	$82,698,476	$28,005,625
Undistributed net investment income	--	--	41,744
Accumulated net realized gain (loss) on investments and foreign currency transactions	(24,953,766)	(48,697,452)	(11,101,624)
Net unrealized appreciation (depreciation) on investments and foreign currencies and assets and liabilities denominated in foreign currencies	(574,855)	(3,334,437)	(1,286,766)

Net Assets	$52,917,077	$30,666,587	$15,658,979

Net Asset Value Per Share	$21.38	$11.73	$12.20

See notes to financial statements.

Statements of Assets and Liabilities

December 31, 2002

	Growth With	Index	Money
	Income	500	Market
assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value (Cost $18,325,862 and $142,887,927 for Growth With Income and Index 500 Portfolios, respectively) -- See accompanying schedules	$16,826,241	$95,562,281	$160,355,630
Cash	3,801	--	13,704
Receivable for securities sold	11,241	719,409	75,600
Receivable for shares sold	4,933	--	1,340,386
Interest & dividends receivable	22,601	151,725	474,902
Receivable for future variation margin	--	4,020	--
Other assets	3,586	2,170	31,262
Total assets	16,872,403	96,439,605	162,291,484

liabilities
Payable for securities purchased	23,531	--	--
Payable for shares redeemed	38,383	459,463	--
Payable to Ameritas Investment Corp.	10,447	28,525	42,267
Payable to Calvert Administrative Services Company	4,247	4,008	7,337
Accrued expenses and other liabilities	25,126	53,293	64,702
Total liabilities	101,734	545,289	114,306
Net Assets	$16,770,669	$95,894,316	$162,177,178

net assets consist of:
Paid-in capital applicable to 1,227,152, 1,008,639 and 162,212,064 shares of common stock outstanding for Growth With Income, Index 500 and Money Market Portfolios, respectively, $0.01 par value with 1,000,000,000 shares authorized for Growth With Income and Index 500 Portfolios and 2,000,000,000 for Money Market Portfolio	$26,243,302	$166,865,583	$162,172,113
Undistributed net investment income	50,578	373,084	5,065
Accumulated net realized gain (loss) on investments and foreign currency transactions	(8,024,212)	(23,984,424)	--
Net unrealized appreciation (depreciation) on investments and foreign currencies and assets and liabilities denominated in foreign currencies	(1,498,999)	(47,359,927)	--

Net Assets	$16,770,669	$95,894,316	$162,177,178

Net Asset Value Per Share	$13.67	$95.07	$1.00

See notes to financial statements.

Statements of Assets and Liabilities

December 31, 2002

		Small Company
	Select	Equity
assets	Portfolio	Portfolio*
Investments in securities, at value (Cost $25,586,055 and $15,899,185 for Select and Small Company Equity Portfolios, respectively) -- See accompanying schedules	$24,038,367	$15,392,835
Cash	1,248,071	1,333,334
Receivable for securities sold	--	35,382
Receivable for shares sold	2,846	2,714
Interest & dividends receivable	12,321	5,635
Other assets	435	278
Total assets	25,302,040	16,770,178

liabilities
Payable for securities purchased	--	167,700
Payable for shares redeemed	7,473	56,408
Payable to Ameritas Investment Corp.	21,780	14,791
Payable to Calvert Administrative Services Company	4,247	4,247
Accrued expenses and other liabilities	15,741	16,084
Total liabilities	49,241	259,230
Net Assets	$25,252,799	$16,510,948

net assets consist of:
Paid-in capital applicable to 1,647,139 and 928,289 shares of common stock outstanding for Select and Small Company Equity Portfolios, respectively, $0.01 par value with 1,000,000,000 shares authorized for each portfolio	$28,823,346	$17,349,821
Undistributed net investment income	8,455	--
Accumulated net realized gain (loss) on investments	(2,031,314)	(332,523)
Net unrealized appreciation (depreciation) on investments	(1,547,688)	(506,350)

Net Assets	$25,252,799	$16,510,948

Net Asset Value Per Share	$15.33	$17.79

* Formerly known as Micro Cap Portfolio.

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2002

	Income &		Small
	Growth	Growth	Capitalization
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$21,988	$26,207	$ --
Dividend income (net of foreign taxes withheld of $4,107 and $7,941 for Income & Growth and Growth Portfolios, respectively)	556,167	785,508	39,175
Total investment income	578,155	811,715	39,175

Expenses:
Investment advisory fee	340,115	739,994	359,785
Transfer agency fees and expenses	13,538	13,461	11,512
Accounting fees	21,487	27,014	13,361
Administrative fees	50,000	50,000	50,000
Directors' fees and expenses	5,291	9,532	4,074
Custodian fees	38,445	37,334	27,092
Reports to shareholders	8,302	13,869	5,204
Professional fees	11,371	14,570	11,887
Miscellaneous expenses	9,639	17,425	7,754
Total expenses	498,188	923,199	490,669
Reimbursement from Advisor	(59,896)	(41,285)	(44,272)
Fees paid indirectly	(13,828)	(3,788)	(23,120)
Net expenses	424,464	878,126	423,277

Net Investment Income (Loss)	153,691	(66,411)	(384,102)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(18,827,515)	(35,561,994)	(11,841,891)
Change in unrealized appreciation or (depreciation) on investments	(2,003,700)	(5,342,140)	(6,652,896)

Net Realized and Unrealized Gain (Loss) on Investments	(20,831,215)	(40,904,134)	(18,494,787)

Increase (Decrease) in Net Assets
Resulting From Operations	($20,677,524)	($40,970,545)	($18,878,889)

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2002

	MidCap	Emerging
	Growth	Growth	Research
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$30,936	$21,617	$11,399
Dividend income (net of foreign taxes withheld of $238, $2,068 and $2,165 for MidCap Growth, Emerging Growth and Research Portfolios, respectively)	217,921	211,218	257,001
Total investment income	248,857	232,835	268,400

Expenses:
Investment advisory fee	584,602	319,166	145,003
Transfer agency fees and expenses	13,022	11,869	11,886
Accounting fees	22,175	23,610	18,905
Administrative fees	50,000	50,000	50,000
Directors' fees and expenses	7,219	3,950	1,951
Custodian fees	49,110	142,588	69,015
Reports to shareholders	12,046	4,038	2,905
Professional fees	13,339	12,921	12,801
Miscellaneous expenses	12,837	8,166	3,202
Total expenses	764,350	576,308	315,668
Reimbursement from Advisor	(74,831)	(170,103)	(127,875)
Fees paid indirectly	(2,611)	(1,928)	(2,189)
Net expenses	686,908	404,277	185,604

Net Investment Income (Loss)	(438,051)	(171,442)	82,796

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(16,270,097)	(16,080,476)	(5,084,432)
Foreign currency transactions	--	(2,935)	1,210
	(16,270,097)	(16,083,411)	(5,083,222)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(10,328,955)	(3,027,112)	(700,606)
Assets and liabilities denominated in foreign currencies	--	76	239
	(10,328,955)	(3,027,036)	(700,367)

Net Realized and Unrealized Gain (Loss)	(26,599,052)	(19,110,447)	(5,783,589)

Increase (Decrease) in Net Assets Resulting From Operations	($27,037,103)	($19,281,889)	($5,700,793)

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2002

	Growth With	Index	Money
	Income	500	Market
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$7,740	$51,686	$3,506,703
Dividend income (net of foreign taxes withheld of $2,332 and $5,103 for Growth With Income and Index 500 Portfolios, respectively)	295,097	1,862,494	--
Total investment income	302,837	1,914,180	3,506,703

Expenses:
Investment advisory fee	155,117	286,862	357,823
Transfer agency fees and expenses	12,234	16,168	12,756
Administrative fees	50,000	59,800	89,456
Directors' fees and expenses	2,056	11,996	19,266
Custodian fees	95,635	109,326	36,869
Insurance	--	--	47,633
Accounting fees	19,142	34,187	35,101
Reports to shareholders	3,270	20,090	34,864
Professional fees	10,859	17,584	20,219
Miscellaneous expenses	3,657	19,582	21,155
Total expenses	351,970	575,595	675,142
Reimbursement from Advisor	(145,535)	(111,828)	(16,998)
Fees paid indirectly	(3,749)	(9,568)	(14,063)
Net expenses	202,686	454,199	644,081

Net Investment Income	100,151	1,459,981	2,862,622

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,384,276)	(14,093,582)	1,533
Foreign currency transactions	808	--	--
Futures	--	(1,077,773)	--
	(3,383,468)	(15,171,355)	1,533

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(2,011,622)	(18,044,818)	--
Assets and liabilities denominated in foreign currencies	558	--	--
Futures	--	(90,413)	--
	(2,011,064)	(18,135,231)

Net Realized and Unrealized Gain (Loss)	(5,394,532)	(33,306,586)	1,533

Increase (Decrease) in Net Assets Resulting From Operations	($5,294,381)	($31,846,605)	$2,864,155

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2002

		Small Company
	Select	Equity
Net Investment Income	Portfolio	Portfolio*
Investment Income:
Dividend income	$317,373	$123,530

Expenses:
Investment advisory fee	231,333	187,598
Transfer agency fees and expenses	9,684	9,207
Accounting fees	5,799	10,194
Administrative fees	50,000	50,000
Directors' fees and expenses	2,779	2,028
Custodian fees	5,663	28,395
Reports to shareholders	7,108	4,935
Professional fees	11,000	10,460
Miscellaneous expenses	2,896	1,809
Total expenses	326,262	304,626
Reimbursement from Advisor	--	(30,613)
Fees paid indirectly	(17,345)	(22,766)
Net expenses	308,917	251,247

Net Investment Income (Loss)	8,456	(127,717)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	(1,861,380)	(322,041)
Change in unrealized appreciation or (depreciation)	(2,393,912)	(1,494,127)

Net Realized and Unrealized Gain (Loss)	(4,255,292)	(1,816,168)

Increase (Decrease) in Net Assets Resulting From Operations	($4,246,836)	($1,943,885)

* Formerly known as Micro Cap Portfolio.

See notes to financial statements.

Income & Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$153,691	$270,507
Net realized gain (loss) on investments	(18,827,515)	(8,755,899)
Change in unrealized appreciation (depreciation)	(2,003,700)	(6,465,115)

Increase (Decrease) in Net Assets
Resulting From Operations	(20,677,524)	(14,950,507)

Distributions to shareholders from:
Net investment income	(180,784)	(358,051)
Net realized gain on investments	--	(4,427,356)
Total distributions	(180,784)	(4,785,407)

Capital share transactions:
Shares sold	4,609,289	16,403,040
Reinvestment of distributions	180,784	4,785,407
Shares redeemed	(15,808,403)	(26,912,833)
Total capital share transactions	(11,018,330)	(5,724,386)

Total Increase (Decrease) in Net Assets	(31,876,638)	(25,460,300)

Net Assets
Beginning of year	71,828,087	97,288,387
End of year (including undistributed net investment income of $41,215 and $68,308 respectively)	$39,951,449	$71,828,087

Capital Share Activity
Shares sold	406,580	1,075,394
Reinvestment of distributions	19,910	359,004
Shares redeemed	(1,499,005)	(1,819,689)
Total capital share activity	(1,072,515)	(385,291)

See notes to financial statements.

Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($66,411)	($126,433)
Net realized gain (loss)	(35,561,994)	(29,164,526)
Change in unrealized appreciation (depreciation)	(5,342,140)	8,745,453

Increase (Decrease) in Net Assets
Resulting From Operations	(40,970,545)	(20,545,506)

Distributions to shareholders from:
Net investment income	--	(56,517)
Net realized gain on investments	--	(683,528)
Total distributions	--	(740,045)

Capital share transactions:
Shares sold	15,300,547	41,398,496
Reinvestment of distributions	--	740,061
Shares redeemed	(35,456,893)	(60,790,420)
Total capital share transactions	(20,156,346)	(18,651,863)

Total Increase (Decrease) in Net Assets	(61,126,891)	(39,937,444)

Net Assets
Beginning of year	132,756,123	172,693,567
End of year	$71,629,232	$132,756,123

Capital Share Activity
Shares sold	366,270	809,641
Reinvestment of distributions	--	15,246
Shares redeemed	(896,626)	(1,204,301)
Total capital share activity	(530,356)	(379,414)

See notes to financial statements.

Small Capitalization Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($384,102)	($303,427)
Net realized gain (loss) on investments	(11,841,891)	(32,336,273)
Change in unrealized appreciation (depreciation)	(6,652,896)	9,022,343

Increase (Decrease) in Net Assets
Resulting From Operations	(18,878,889)	(23,617,357)

Capital share transactions:
Shares sold	88,126,839	148,188,549
Reinvestment of distributions	--	--
Shares redeemed	(100,265,843)	(151,808,484)
Total capital share transactions	(12,139,004)	(3,619,935)

Total Increase (Decrease) in Net Assets	(31,017,893)	(27,237,292)

Net Assets
Beginning of year	62,780,139	90,017,431
End of year	$31,762,246	$62,780,139

Capital Share Activity
Shares sold	3,439,367	4,900,784
Reinvestment of distributions	--	--
Shares redeemed	(3,906,559)	(4,992,739)
Total capital share activity	(467,192)	(91,955)

See notes to financial statements.

MidCap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($438,051)	($632,575)
Net realized gain (loss) on investments	(16,270,097)	(7,057,362)
Change in unrealized appreciation or (depreciation)	(10,328,955)	(2,659,084)

Increase (Decrease) in Net Assets
Resulting From Operations	(27,037,103)	(10,349,021)

Distributions to shareholders from:
Net realized gains	--	(4,613,970)

Capital share transactions:
Shares sold	98,516,733	103,669,215
Reinvestment of distributions	--	4,613,969
Shares redeemed	(115,110,303)	(123,470,782)
Total capital share transactions	(16,593,570)	(15,187,598)

Total Increase (Decrease) in Net Assets	(43,630,673)	(30,150,589)

Net Assets
Beginning of year	96,547,750	126,698,339
End of year	$52,917,077	$96,547,750

Capital Share Activity
Shares sold	3,982,582	3,194,782
Reinvestment of distributions	--	150,097
Shares redeemed	(4,673,702)	(3,844,626)
Total capital share activity	(691,120)	(499,747)

See notes to financial statements.

Emerging growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($171,442)	($197,713)
Net realized gain (loss)	(16,083,411)	(30,472,482)
Change in unrealized appreciation (depreciation)	(3,027,036)	(8,169,909)

Increase (Decrease) in Net Assets
Resulting From Operations	(19,281,889)	(38,840,104)

Distributions to shareholders from:
Net realized gains	--	(4,124,186)

Capital share transactions:
Shares sold	15,645,300	22,634,544
Reinvestment of distributions	--	4,124,173
Shares redeemed	(26,358,386)	(36,696,179)
Total capital share transactions	(10,713,086)	(9,937,462)

Total Increase (Decrease) in Net Assets	(29,994,975)	(52,901,752)

Net Assets
Beginning of year	60,661,562	113,563,314
End of year	$30,666,587	$60,661,562

Capital Share Activity
Shares sold	1,069,208	1,143,472
Reinvestment of distributions	--	227,855
Shares redeemed	(1,851,137)	(1,793,188)
Total capital share activity	(781,929)	(421,861)

See notes to financial statements.

Research Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$82,796	$17,346
Net realized gain (loss) on investments	(5,083,222)	(5,938,429)
Change in unrealized appreciation (depreciation)	(700,367)	(434,551)

Increase (Decrease) in Net Assets
Resulting From Operations	(5,700,793)	(6,355,634)

Distributions to shareholders from:
Net investment income	(59,645)	--
Net realized gain	--	(728,015)
Total distributions	(59,645)	(728,015)

Capital share transactions:
Shares sold	7,829,959	7,094,482
Reinvestment of distributions	59,645	728,010
Shares redeemed	(8,643,439)	(8,543,183)
Total capital share transactions	(753,835)	(720,691)

Total Increase (Decrease) in Net Assets	(6,514,273)	(7,804,340)

Net Assets
Beginning of year	22,173,252	29,977,592
End of year (including undistributed net investment income of $41,744 and $17,383, respectively)	$15,658,979	$22,173,252

Capital Share Activity
Shares sold	552,054	380,460
Reinvestment of distributions	4,897	44,337
Shares redeemed	(635,574)	(472,968)
Total capital share activity	(78,623)	(48,171)

See notes to financial statements.

Growth with income Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$100,151	$140,569
Net realized gain (loss) on investments	(3,383,468)	(4,185,166)
Change in unrealized appreciation (depreciation)	(2,011,064)	(1,255,657)

Increase (Decrease) in Net Assets
Resulting From Operations	(5,294,381)	(5,300,254)

Distributions to shareholders from:
Net investment income	(88,506)	(165,347)

Capital share transactions:
Shares sold	4,167,707	6,194,798
Reinvestment of distributions	88,506	165,304
Shares redeemed	(8,519,835)	(7,217,375)
Total capital share transactions	(4,263,622)	(857,273)

Total Increase (Decrease) in Net Assets	(9,646,509)	(6,322,874)

Net Assets
Beginning of year	26,417,178	32,740,052
End of year (including undistributed net investment income of $50,578 and $38,125, respectively)	$16,770,669	$26,417,178

Capital Share Activity
Shares sold	273,988	327,366
Reinvestment of distributions	6,479	9,276
Shares redeemed	(550,880)	(391,838)
Total capital share activity	(270,413)	(55,196)

See notes to financial statements.

Index 500 Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$1,459,981	$1,585,081
Net realized gain (loss) on investments	(15,171,355)	(5,502,634)
Change in unrealized appreciation (depreciation)	(18,135,231)	(18,721,435)

Increase (Decrease) in Net Assets
Resulting From Operations	(31,846,605)	(22,638,988)

Distributions to shareholders from:
Net investment income	(1,511,801)	(2,148,291)
Net realized gain	--	(4,542,165)
Total distributions	(1,511,801)	(6,690,456)

Capital share transactions:
Shares sold	29,453,243	41,635,649
Reinvestment of distributions	1,511,801	6,690,456
Shares redeemed	(47,519,926)	(55,970,172)
Total capital share transactions	(16,554,882)	(7,644,067)

Total Increase (Decrease) in Net Assets	(49,913,288)	(36,973,511)

Net Assets
Beginning of year	145,807,604	182,781,115
End of year (including undistributed net investment income of $373,084 and $ 425,655, respectively)	$95,894,316	$145,807,604

Capital Share Activity
Shares sold	274,361	303,001
Reinvestment of distributions	15,912	53,230
Shares redeemed	(454,648)	(412,746)
Total capital share activity	(164,375)	(56,515)

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$2,862,622	$6,867,876
Net realized gain (loss)	1,533	9,642

Increase (Decrease) in Net Assets
Resulting From Operations	2,864,155	6,877,518

Distributions to shareholders from:
Net investment income	(2,859,090)	(6,910,737)
Net realized gain	--	(9,045)
Total distributions	(2,859,090)	(6,919,782)

Capital share transactions:
Shares sold	624,270,179	1,331,239,071
Reinvestment of distributions	2,861,953	6,983,271
Shares redeemed	(631,178,182)	(1,311,281,837)
Total capital share transactions	(4,046,050)	26,940,505

Total Increase (Decrease) in Net Assets	(4,040,985)	26,898,241

Net Assets
Beginning of year	166,218,163	139,319,922
End of year (including undistributed net investment income of $5,065 and $0, respectively)	$162,177,178	$166,218,163

Capital Share Activity
Shares sold	624,270,179	1,331,239,071
Reinvestment of distributions	2,861,953	6,983,271
Shares redeemed	(631,178,182)	(1,311,281,837)
Total capital share activity	(4,046,050)	26,940,505

See notes to financial statements.

Select Portfolio

Statements of Changes in Net Assets

		From Inception
		January 2, 2001
	Year Ended	Through
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	$8,456	$9,942
Net realized gain (loss) on investments	(1,861,380)	(169,934)
Change in unrealized appreciation (depreciation)	(2,393,912)	846,224

Increase (Decrease) in Net Assets
Resulting From Operations	(4,246,836)	686,232

Distributions to shareholders from:
Net investment income	(9,943)	--
Net realized gain	--	--
Total distributions	(9,943)	--

Capital share transactions:
Shares sold	19,205,232	24,438,923
Reinvestment of distributions	9,943	--
Shares redeemed	(10,280,936)	(4,549,816)
Total capital share transactions	8,934,239	19,889,107

Total Increase (Decrease) in Net Assets	4,677,460	20,575,339

Net Assets
Beginning of period	20,575,339	--
End of period (including undistributed net investment income of $8,455 and $9,942, respectively)	$25,252,799	$20,575,339

Capital Share Activity
Shares sold	1,138,963	1,419,219
Reinvestment of distributions	652	--
Shares redeemed	(645,705)	(265,990)
Total capital share activity	493,910	1,153,229

See notes to financial statements.

Small Company Equity Portfolio

(formerly known as Micro Cap Portfolio)

Statements of Changes in Net Assets

		From Inception
		January 2, 2001
	Year Ended	Through
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($127,717)	($46,863)
Net realized gain (loss) on investments	(322,041)	501,090
Change in unrealized appreciation (depreciation)	(1,494,127)	987,777

Increase (Decrease) in Net Assets
Resulting From Operations	(1,943,885)	1,442,004

Distributions to shareholders from:
Net realized gain	(224,623)	(240,086)

Capital share transactions:
Shares sold	16,343,237	14,687,364
Reinvestment of distributions	224,623	240,086
Shares redeemed	(9,732,065)	(4,285,707)
Total capital share transactions	6,835,795	10,641,743

Total Increase (Decrease) in Net Assets	4,667,287	11,843,661

Net Assets
Beginning of period	11,843,661	--
End of period	$16,510,948	$11,843,661

Capital Share Activity
Shares sold	826,216	832,048
Reinvestment of distributions	12,727	12,306
Shares redeemed	(519,277)	(235,731)
Total capital share activity	319,666	608,623

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General:  The Ameritas Portfolios (the "Portfolios") are a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") an open-end management investment company, registered under the Investment Company Act of 1940. The Fund is comprised of eighteen separate portfolios, eleven of which are reported herein. The Income & Growth, Growth, Small Capitalization, MidCap Growth and Emerging Growth Portfolios are registered as diversified portfolios. The Research, Growth With Income, Index 500, Money Market, Select and Small Company Equity (formerly known as Micro Cap) Portfolios are registered as non-diversified portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.  Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering its value and possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts:  The Portfolios may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  The Portfolios maintain securities with a value equal to its obligation under each contract.  Initial margin deposits of either cash or securities are made upon entering futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value.  Unrealized or realized gains and losses are recognized based on the change in market value.  Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Foreign Currency Transactions: The Portfolios' accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolios on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolios' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolios have an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on each Portfolios' cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolios intend to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects the Money Market Portfolio against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage.  Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company.  ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia").  Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolios. For its services, the Advisor receives monthly fees based on the following annual rates of each Portfolios' average daily net assets:

Income & Growth	.625%
Growth	.75%
Small Capitalization	.85%
MidCap Growth	.80%
Emerging Growth	.75%
Research	.75%
Growth With Income	.75%
Index 500.24%
Money Market	.20%
Select	.92%
Small Company Equity	1.12%

The Advisor has contractually agreed to limit annual portfolio operating expenses (net of expense offset arrangements) through December 31, 2002 to the expense ratios reflected in the table below. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items. The table also includes reimbursement amounts for the year ended December 31, 2002.

	Contractual
	Expense	Expenses
PORTFOLIO	Caps	Reimbursed
Income & Growth	.78%	$59,896
Growth	.89%	41,285
Small Capitalization	1.00%	44,272
MidCap Growth	.94%	74,831
Emerging Growth	.95%	170,103
Research	.96%	127,875
Growth With Income	.98%	145,535
Index 500.38%		111,828
Money Market	.36%	16,998
Select	1.50%	--
Small Company Equity	1.50%	30,613

The Advisor had the ability to recapture fees waived and/or reimbursed during the two year period beginning on January 1, 2001 and ending on December 31, 2002. Fees waived and/or reimbursed, which have not already been recaptured, are not subject to recapture after December 31, 2002. For the year ended December 31, 2002, the Advisor had not recaptured any fees waived and/or reimbursed for any Portfolio.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolios.  For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000 per Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

Purchases and sales of investments, other than short-term securities, for the year ended December 31, 2002 were:

	INCOME &		SMALL	MIDCAP	EMERGING
	GROWTH	GROWTH	CAPITALIZATION	GROWTH	GROWTH
Purchases:	$143,247,505	$233,017,378	$57,320,661	$232,720,297	$43,195,415
Sales:	148,378,520	247,632,119	63,669,867	244,518,594	52,573,769

		GROWTH	INDEX		SMALL COMPANY
	RESEARCH	WITH INCOME	500	SELECT	EQUITY
Purchases:	$22,630,561	$12,687,462	$10,026,333	$12,706,156	$13,638,926
Sales:	23,224,902	16,407,352	25,028,407	3,700,835	6,862,938

Money Market held only short-term investments.

At December 31, 2002, the investment cost, gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

				NET
	Federal Tax	UNREALIZED	UNREALIZED	APPRECIATION/
	Cost	APPRECIATION	(DEPRECIATION)	(DEPRECIATION)
Income & Growth	$43,778,466	$762,503	($4,576,441)	($3,813,938)
Growth	78,744,285	1,842,723	(8,374,580)	(6,531,857)
Small Capitalization	29,910,126	2,180,383	(1,553,703)	626,680
MidCap Growth	59,527,661	1,474,815	(5,110,119)	(3,635,304)
Emerging Growth	36,525,831	618,463	(6,321,234)	(5,702,771)
Research	17,341,014	356,697	(1,980,085)	(1,623,388)
Growth With Income	19,145,107	424,040	(2,742,906)	(2,318,866)
Index 500	149,621,964	4,759,875	(58,819,558)	(54,059,683)
Money Market	160,355,630	--	--	--
Select	25,586,055	1,108,823	(2,656,511)	(1,547,688)
Small Company Equity	15,918,369	1,169,388	(1,694,922)	(525,534)

At December 31, 2002, net realized capital loss carryforwards with expiration dates for federal income tax purposes were as follows:

	Expiration Dates
	31-Dec-08	31-Dec-09	31-Dec-10	Total
Income & Growth	$ --	$8,212,057	$17,480,903	$25,692,960
Growth	--	27,915,328	31,522,956	59,438,284
Small Capitalization	5,185,872	32,461,740	11,902,668	49,550,280
Mid Cap Growth	--	7,674,896	14,218,421	21,893,317
Emerging Growth	--	27,919,590	18,409,639	46,329,229
Research	--	5,855,035	4,910,270	10,765,305
Growth With Income	61,291	4,108,271	3,035,405	7,204,967
Index 500	--	4,509,591	12,775,077	17,284,668
Money Market	--	--	--	--
Select	--	169,934	1,861,380	2,031,314
Small Company Equity	--	--	313,341	313,341

Capital losses may be utilized to offset current and future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows:

	Ordinary Income		Long-term Capital Gain		Total
	2002	2001	2002	2001	2002	2001
Income & Growth	$180,784	$4,785,407	$ --	$ --	$180,784	$4,785,407
Growth	--	56,517	--	683,528	--	740,045
Small Capitalization	--	--	--	--	--	--
MidCap Growth	--	4,389,134	--	224,836	--	4,613,970
Emerging Growth	--	3,348,737	--	775,449	--	4,124,186
Research	59,645	537,433	--	190,582	59,645	728,015
Growth With Income	88,506	165,347	--	--	88,506	165,347
Index 500	1,511,801	6,690,456	--	--	1,511,801	6,690,456
Money Market	2,859,090	6,919,782	--	--	2,859,090	6,919,782
Select	9,943	--	--	--	9,943	--
Small Company Equity	224,623	240,086	--	--	224,623	240,086

As of December 31, 2002, the components of the distributable earnings / (accumulated losses) on a tax basis were as follows:

	Undistributed	Capital	Unrealized
	Ordinary	Loss	Appreciation
	Income	Carryforward	(Depreciation)	Total
Income & Growth	$41,215	($25,692,960)	($3,813,938)	($29,465,683)
Growth	--	(59,438,284)	(6,531,857)	(65,970,141)
Small Capitalization	--	(49,550,280)	626,680	(48,923,600)
MidCap Growth	--	(21,893,317)	(3,635,304)	(25,528,621)
Emerging Growth	--	(46,329,229)	(5,702,771)	(52,032,000)
Research	41,744	(10,765,305)	(1,623,388)	(12,346,949)
Growth With Income	50,578	(7,204,967)	(2,318,866)	(9,473,255)
Index 500	373,084	(17,284,668)	(54,059,683)	(70,971,267)
Money Market	5,065	--	--	5,065
Select	8,455	(2,031,314)	(1,547,688)	(3,570,547)
Small Company Equity	--	(313,341)	(525,534)	(838,875)

Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to the treatment of real estate investment trusts, the treatment of foreign currency for federal tax purposes, net operating losses, and redesignation of dividends.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

The Portfolios may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. For the year ended December 31, 2002, the Portfolios executed interportfolio transactions, which resulted in net realized losses of $124,166, $55,400, and $64,278 for the Emerging Growth, Research, and Growth With Income Portfolios, respectively. The purchases and sales transactions, executed at independently derived prices pursuant to Rule 17a-7 under the Investment Company Act of 1940 were:

	Money	EMERGING		Growth with
	Market	GROWTH	RESEARCH	income
Purchases	$451,042,500	$558,493	$238,137	$104,270
Sales	505,143,000	1,101,238	160,937	216,736

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Growth Portfolio had $324,230 of outstanding borrowings at an interest rate of 1.75% at December 31, 2002. For the year ended December 31, 2002, borrowings information by the Portfolios under the Agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
PORTFOLIO	BALANCE	RATE	BORROWED	BORROWED
Income & Growth	$50,108	2.12%	$1,040,603	November 2002
Growth	47,870	2.24%	1,751,353	August 2002
Small Capitalization	23,358	2.30%	3,216,257	January 2002
MidCap Growth	109,962	2.30%	1,771,567	July 2002
Emerging Growth	11,730	2.29%	406,940	July 2002
Research	32,709	2.30%	1,075,629	July 2002
Growth With Income	18,636	2.30%	300,389	March 2002
Money Market	12,307	2.15%	991,658	May 2002
Select	--	N/A	--	--
Small Company Equity	--	N/A	--	--

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Funds' independent auditor. The Funds' selection of KPMG as its independent auditor was recommended by the Funds' audit committee and was approved by the Funds' Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds (December 31, 2001 for Select and Small Company Equity) did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Tax Information (Unaudited)

For corporate shareholders of Income & Growth, Research, Growth With Income, Index 500, and Select Portfolios, a total of 100% of the ordinary distributions paid during the taxable year ended December 31, 2002 qualify for the corporate dividends received deduction.

Financial Highlights

	Years Ended
	December 31,	December 31,
Income & Growth Portfolio	2002	2001
Net asset value, beginning	$13.17	$16.66
Income from investment operations
Net investment income	.04	.06
Net realized and unrealized gain (loss)	(4.05)	(2.61)
Total from investment operations	(4.01)	(2.55)
Distributions from
Net investment income	(.04)	(.07)
Net realized gains	--	(.87)
Total distributions	(.04)	(.94)
Total increase (decrease) in net asset value	(4.05)	(3.49)
Net asset value, ending	$9.12	$13.17

Total return	(30.44%)	(15.38%)
Ratios to average net assets:
Net investment income	.28%	.34%
Total expenses	.92%	.80%
Expenses before offsets	.81%	.79%
Net expenses	.78%	.78%
Portfolio turnover	270%	100%
Net assets, ending (in thousands)	$39,951	$71,828

	Periods Ended
	December 31,	December 31,
Income & Growth Portfolio	2000	1999+
Net asset value, beginning	$17.35	$13.83
Income from investment operations
Net investment income	.05	--
Net realized and unrealized gain (loss)	.07	4.03
Total from investment operations	.12	4.03
Distributions from
Net investment income	(.03)	--
Net realized gains	(.78)	(.51)
Total distributions	(.81)	(.51)
Total increase (decrease) in net asset value	(.69)	3.52
Net asset value, ending	$16.66	$17.35

Total return*	0.65%	29.14%
Ratios to average net assets:
Net investment income	.34%	(.09%) (a)
Total expenses	.77%	.79% (a)
Expenses before offsets	.71%	.68% (a)
Net expenses	.70%	.68% (a)
Portfolio turnover	164%	18%
Net assets, ending (in thousands)	$97,288	$80,385

Financial Highlights

	Years Ended
	December 31,	December 31,
Growth Portfolio	2002	2001
Net asset value, beginning	$47.95	$54.86
Income from investment operations
Net investment income (loss)	(.03)	(.04)
Net realized and unrealized gain (loss)	(15.92)	(6.60)
Total from investment operations	(15.95)	(6.64)
Distributions from
Net investment income	--	(.02)
Net realized gains	--	(.25)
Total distributions	--	(.27)
Total increase (decrease) in net asset value	(15.95)	(6.91)
Net asset value, ending	$32.00	$47.95

Total return	(33.26%)	(12.11%)
Ratios to average net assets:
Net investment income (loss)	(.07%)	(.09%)
Total expenses	.94%	.90%
Expenses before offsets	.89%	.90%
Net expenses	.89%	.89%
Portfolio turnover	239%	84%
Net assets, ending (in thousands)	$71,629	$132,756

	Periods Ended
	December 31,	December 31,
Growth Portfolio	2000	1999+
Net asset value, beginning	$64.83	$56.04
Income from investment operations
Net investment income	.04	.01
Net realized and unrealized gain (loss)	(9.99)	8.79
Total from investment operations	(9.95)	8.80
Distributions from
Net investment income	(.02)	(.01)
Net realized gains	--	--
Total distributions	(.02)	(.01)
Total increase (decrease) in net asset value	(9.97)	8.79
Net asset value, ending	$54.86	$64.83

Total return*	(15.35%)	15.70%
Ratios to average net assets:
Net investment income	.05%	.12% (a)
Total expenses	.87%	.90% (a)
Expenses before offsets	.82%	.79% (a)
Net expenses	.80%	.79% (a)
Portfolio turnover	99%	18%
Net assets, ending (in thousands)	$172,694	$197,953

Financial Highlights

	Years Ended
	December 31,	December 31,
Small Capitalization Portfolio	2002	2001
Net asset value, beginning	$29.40	$40.42
Income from investment operations
Net investment income (loss)	(.23)	(.14)
Net realized and unrealized gain (loss)	(10.13)	(10.88)
Total from investment operations	(10.36)	(11.02)
Total increase (decrease) in net asset value	(10.36)	(11.02)
Net asset value, ending	$19.04	$29.40

Total return	(35.24%)	(27.26%)
Ratios to average net assets:
Net investment income (loss)	(.91%)	(.48%)
Total expenses	1.16%	1.11%
Expenses before offsets	1.05%	1.02%
Net expenses	1.00%	1.00%
Portfolio turnover	140%	252%
Net assets, ending (in thousands)	$31,762	$62,780

	Periods Ended
	December 31,	December 31,
Small Capitalization Portfolio	2000	1999+
Net asset value, beginning	$56.42	$44.05
Income from investment operations
Net investment income (loss)	(.18)	(0.05)
Net realized and unrealized gain (loss)	(15.55)	12.86
Total from investment operations	(15.73)	12.81
Distributions from
Net realized gains	(.27)	(0.44)
Total increase (decrease) in net asset value	(16.00)	12.37
Net asset value, ending	$40.42	$56.42

Total return*	(27.90%)	29.10%
Ratios to average net assets:
Net investment income (loss)	(.33%)	(.54%) (a)
Total expenses	1.00%	1.00% (a)
Expenses before offsets	.93%	.90% (a)
Net expenses	.91%	.90% (a)
Portfolio turnover	217%	21%
Net assets, ending (in thousands)	$90,017	$125,577

Financial Highlights

	Years Ended
	December 31,	December 31,
MidCap Growth Portfolio	2002	2001
Net asset value, beginning	$30.50	$34.56
Income from investment operations
Net investment income (loss)	(.18)	(.20)
Net realized and unrealized gain (loss)	(8.94)	(2.33)
Total from investment operations	(9.12)	(2.53)
Distributions from
Net realized gains	--	(1.53)
Total increase (decrease) in net asset value	(9.12)	(4.06)
Net asset value, ending	$21.38	$30.50

Total return	(29.90%)	(7.37%)
Ratios to average net assets:
Net investment income (loss)	(.60%)	(.60%)
Total expenses	1.05%	.96%
Expenses before offsets	.94%	.95%
Net expenses	.94%	.94%
Portfolio turnover	325%	137%
Net assets, ending (in thousands)	$52,917	$96,548

	Periods Ended
	December 31,	December 31,
MidCap Growth Portfolio	2000	1999+
Net asset value, beginning	$31.50	$26.40
Income from investment operations
Net investment income (loss)	(.03)	--
Net realized and unrealized gain (loss)	4.00	5.82
Total from investment operations	3.97	5.82
Distributions from
Net realized gains	(.91)	(0.72)
Total increase (decrease) in net asset value	3.06	5.10
Net asset value, ending	$34.56	$31.50

Total return*	12.56%	22.09%
Ratios to average net assets:
Net investment income (loss)	(.09%)	(.06%) (a)
Total expenses	.94%	.97% (a)
Expenses before offsets	.87%	.84% (a)
Net expenses	.86%	.84% (a)
Portfolio turnover	118%	21%
Net assets, ending (in thousands)	$126,698	$75,643

Financial Highlights

	Years Ended
	December 31,	December 31,
Emerging Growth Portfolio	2002	2001
Net asset value, beginning	$17.86	$29.75
Income from investment operations
Net investment income (loss)	(.07)	(.06)
Net realized and unrealized gain (loss)	(6.06)	(10.53)
Total from investment operations	(6.13)	(10.59)
Distributions from
Net realized gains	--	(1.30)
Total increase (decrease) in net asset value	(6.13)	(11.89)
Net asset value, ending	$11.73	$17.86

Total return	(34.32%)	(35.65%)
Ratios to average net assets:
Net investment income (loss)	(.40%)	(.27%)
Total expenses	1.35%	1.21%
Expenses before offsets	.95%	.96%
Net expenses	.95%	.95%
Portfolio turnover	104%	265%
Net assets, ending (in thousands)	$30,667	$60,662

	Periods Ended
	December 31,	December 31,
Emerging Growth Portfolio	2000	1999+
Net asset value, beginning	$37.86	$25.82
Income from investment operations
Net investment income (loss)	(.09)	(.02)
Net realized and unrealized gain (loss)	(7.32)	12.06
Total from investment operations	(7.41)	12.04
Distributions from
Net realized gains	(.70)	--
Total increase (decrease) in net asset value	(8.11)	12.04
Net asset value, ending	$29.75	$37.86

Total return*	(19.61%)	46.63%
Ratios to average net assets:
Net investment income (loss)	(.26%)	(.45%) (a)
Total expenses	.97%	.98% (a)
Expenses before offsets	.89%	.86% (a)
Net expenses	.86%	.85% (a)
Portfolio turnover	213%	18%
Net assets, ending (in thousands)	$113,563	$128,040

Financial Highlights

	Years Ended
	December 31,	December 31,
Research Portfolio	2002	2001
Net asset value, beginning	$16.27	$21.25
Income from investment operations
Net investment income (loss)	.07	.01
Net realized and unrealized gain (loss)	(4.09)	(4.44)
Total from investment operations	(4.02)	(4.43)
Distributions from:
Net investment income	(.05)	--
Net realized gains	--	(.55)
Total distributions	(.05)	(.55)
Total increase (decrease) in net asset value	(4.07)	(4.98)
Net asset value, ending	$12.20	$16.27

Total return	(24.73%)	(20.87%)
Ratios to average net assets:
Net investment income (loss)	.43%	.07%
Total expenses	1.63%	1.41%
Expenses before offsets	.97%	1.00%
Net expenses	.96%	.96%
Portfolio turnover	121%	97%
Net assets, ending (in thousands)	$15,659	$22,173

	Periods Ended
	December 31,	December 31,
Research Portfolio	2000	1999+
Net asset value, beginning	$22.99	$20.24
Income from investment operations
Net investment income (loss)	(.02)	--
Net realized and unrealized gain (loss)	(1.21)	3.01
Total from investment operations	(1.23)	3.01
Distributions from
Net realized gains	(0.51)	(0.26)
Total increase (decrease) in net asset value	(1.74)	2.75
Net asset value, ending	$21.25	$22.99

Total return*	(5.39%)	14.90%
Ratios to average net assets:
Net investment income (loss)	(.09%)	(.04%) (a)
Total expenses	1.32%	1.42% (a)
Expenses before offsets	.90%	.89% (a)
Net expenses	.88%	.86% (a)
Portfolio turnover	90%	16%
Net assets, ending (in thousands)	$29,978	$25,929

Financial Highlights

	Years Ended
	December 31,	December 31,
Growth With Income Portfolio	2002	2001
Net asset value, beginning	$17.64	$21.09
Income from investment operations
Net investment income	.09	.10
Net realized and unrealized gain (loss)	(3.99)	(3.44)
Total from investment operations	(3.90)	(3.34)
Distributions from
Net investment income	(.07)	(.11)
Net realized gain	--	--
Total distributions	(.07)	(.11)
Total increase (decrease) in net asset value	(3.97)	(3.45)
Net asset value, ending	$13.67	$17.64

Total return	(22.10%)	(15.83%)
Ratios to average net assets:
Net investment income	.48%	.48%
Total expenses	1.70%	1.32%
Expenses before offsets	1.00%	.99%
Net expenses	.98%	.98%
Portfolio turnover	63%	36%
Net assets, ending (in thousands)	$16,771	$26,417

	Periods Ended
	December 31,	December 31,
Growth With Income Portfolio	2000	1999+
Net asset value, beginning	$21.17	$20.24
Income from investment operations
Net investment income	.09	.02
Net realized and unrealized gain (loss)	(.10)	.92
Total from investment operations	(.01)	.94
Distributions from
Net investment income	(.04)	(.01)
Net realized gain	(.03)	--
Total distributions	(.07)	(.01)
Total increase (decrease) in net asset value	(.08)	.93
Net asset value, ending	$21.09	$21.17

Total return*	(.03%)	4.65%
Ratios to average net assets:
Net investment income	.39%	.44% (a)
Total expenses	1.23%	1.26% (a)
Expenses before offsets	.94%	.88% (a)
Net expenses	.90%	.88% (a)
Portfolio turnover	76%	16%
Net assets, ending (in thousands)	$32,740	$34,742

Financial Highlights

	Years Ended
	December 31,	December 31,
Index 500 Portfolio	2002	2001
Net asset value, beginning	$124.30	$148.66
Income from investment operations
Net investment income	1.45	1.48
Net realized and unrealized gain (loss)	(29.16)	(19.87)
Total from investment operations	(27.71)	(18.39)
Distributions from
Net investment income	(1.52)	(1.92)
Net realized gain	--	(4.05)
Total distributions	(1.52)	(5.97)
Total increase (decrease) in net asset value	(29.23)	(24.36)
Net asset value, ending	$95.07	$124.30

Total return	(22.29%)	(12.42%)
Ratios to average net assets:
Net investment income	1.22%	1.00%
Total expenses	.48%	.44%
Expenses before offsets	.39%	.39%
Net expenses	.38%	.38%
Portfolio turnover	9%	6%
Net assets, ending (in thousands)	$95,894	$145,808

	Periods Ended
	December 31,	December 31,
Index 500 Portfolio	2000	1999+
Net asset value, beginning	$167.30	$155.01
Income from investment operations
Net investment income	1.63	.31
Net realized and unrealized gain (loss)	(17.55)	12.23
Total from investment operations	(15.92)	12.54
Distributions from
Net investment income	(.89)	(.25)
Net realized gain	(1.83)	--
Total distributions	(2.72)	(.25)
Total increase (decrease) in net asset value	(18.64)	12.29
Net asset value, ending	$148.66	$167.30

Total return*	(9.54%)	8.09%
Ratios to average net assets:
Net investment income	.99%	1.16% (a)
Total expenses	.40%	.40% (a)
Expenses before offsets	.31%	.29% (a)
Net expenses	.30%	.28% (a)
Portfolio turnover	32%	5%
Net assets, ending (in thousands)	$182,781	$206,872

Financial Highlights

	Years Ended
	December 31,	December 31,
Money Market Portfolio	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.016	.04
Total from investment operations	.016	.04
Distributions from
Net investment income	(.016)	(.04)
Total increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return	1.61%	3.96%
Ratios to average net assets:
Net investment income	1.60%	3.81%
Total expenses	.38%	.38%
Expenses before offsets	.37%	.38%
Net expenses	.36%	.36%
Net assets, ending (in thousands)	$162,177	$166,218

	Periods Ended
	December 31,	December 31,
Money Market Portfolio	2000	1999++
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.06	.01
Total from investment operations	.06	.01
Distributions from
Net investment income	(.06)	(.01)
Total increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return*	6.43%**	.99%
Ratios to average net assets:
Net investment income	6.24%	5.67% (a)
Total expenses	.33%	.33% (a)
Expenses before offsets	.30%	.26% (a)
Net expenses	.28%	.26% (a)
Net assets, ending (in thousands)	$139,320	$199,938

Financial Highlights

	Periods Ended
	December 31,	December 31,
Select Portfolio	2002	2001+++
Net asset value, beginning	$17.84	$15.00
Income from investment operations
Net investment income (loss)	--	.01
Net realized and unrealized gain (loss)	(2.50)	2.83
Total from investment operations	(2.50)	2.84
Distributions from:
Net investment income	(.01)	--
Total increase (decrease) in net asset value	(2.51)	2.84
Net asset value, ending	$15.33	$17.84

Total return*	(14.04%)	18.93%
Ratios to average net assets:
Net investment income (loss)	.03%	.08% (a)
Total expenses	1.30%	1.45% (a)
Expenses before offsets	1.30%	1.45% (a)
Net expenses	1.23%	1.26% (a)
Portfolio turnover	16%	14%
Net assets, ending (in thousands)	$25,253	$20,575

	Periods Ended
	December 31,	December 31,
Small Company Equity Portfolio***	2002	2001+++
Net asset value, beginning	$19.46	$15.00
Income from investment operations
Net investment income (loss)	(.14)	(.08)
Net realized and unrealized gain (loss)	(1.29)	4.94
Total from investment operations	(1.43)	4.86
Distributions from:
Net realized gain	(.24)	(.40)
Total increase (decrease) in net asset value	(1.67)	4.46
Net asset value, ending	$17.79	$19.46

Total return*	(7.32%)	32.42%
Ratios to average net assets:
Net investment income (loss)	(.76%)	(.67%) (a)
Total expenses	1.82%	2.38% (a)
Expenses before offsets	1.64%	1.97% (a)
Net expenses	1.50%	1.50% (a)
Portfolio turnover	46%	75%
Net assets, ending (in thousands)	$16,511	$11,844

(a)      Annualized

+        From November 1, 1999 inception.

++      From October 29, 1999 inception.

+++ From January 2, 2001 inception.

*        Not annualized for periods less than one year.

**       Total return would have been 6.18% without the payment by affiliate that was the result of a securities transaction to reimburse the effect of a loss to the Portfolio.

***      Formerly known as Micro Cap Portfolio.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

WILLIAM J. ATHERTON DOB: 01/15/39	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	18	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	18

AmerUs Home Equity

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	18	The Levine School of Music Council on Legal Education Opportunity
BARBARA J. KRUMSIEK DOB: 08/09/52

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	30	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.
reno J. Martini DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.